                                         Registration Nos. 33-50434 and 811-7084
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [_]
     Pre-Effective Amendment No. ___                                    [_]

     Post-Effective Amendment No. 7                                     [X]


                                    AND/OR

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [_]

     Amendment No. 8                                                    [X]


                            THE LEGENDS FUND, INC.
              (Exact Name of Registrant as Specified in Charter)

                          200 East Wilson Bridge Road
                            Worthington, Ohio 43085
       (Address of Registrant's Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: 1-800-325-8583


                                                      Copies to:
         Kevin L. Howard, Esq.                  Joel H. Goldberg, Esq.
    239 S. Fifth Street, 12th floor    Shereff, Friedman, Hoffman & Goodman, LLP
      Louisville, KY  40202-3271                    919 Third Avenue
(Name and Address of Agent for Service)        New York, New York  10022


                              -------------------

It is proposed that this filing will become effective (check appropriate box):

     [_]  immediately upon filing pursuant to paragraph (b)

     [X]  on November 1, 1996 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its securities under the Securities Act of 1933. The Registrant has filed a notice under such Rule for its fiscal year ended June 30, 1996 within 60 days of such date.

                          CROSS-REFERENCE SHEET PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

N-IA Item No.
-------------
Part A

       Item 1.   Cover Page ............................................................................................. Cover Page
       Item 2.   Synopsis ...................................................... Shareholder Transaction and Operating Expense Table
       Item 3.   Condensed Financial Information .............................................................. Financial Highlights
       Item 4.   General Description of Registrant ................................. Cover Page; The Fund; Investment Objectives and
                                                                                         Policies; Description of Various Securities
                                                                                                           and Investment Techniques
       Item 5.   Management of the Fund ............................................. Management of the Fund; Portfolio Transactions
                                                                                                    and Brokerage; Other Information
       Item 5A   Management's Discussion of Fund Performance ................................................................... N/A
       Item 6.   Capital Stock and Other Securities ......................................... The Fund; Dividends, Distributions and
                                                                                     Federal Income Taxes; Purchases and Redemptions
       Item 7.   Purchase of Securities Being Offered ............................................ The Fund; Management of the Fund;
                                                                                                      Valuation of Shares; Purchases
                                                                                                                     and Redemptions
       Item 8.   Redemption of Repurchase ................................................................ Purchases and Redemptions
       Item 9.   Legal Proceedings ............................................................................................. N/A

Part B

       Item 10.  Cover Page ............................................................................................. Cover Page
       Item 11.  Table of Contents ............................................................................... Table of Contents
       Item 12.  General Information and History ................................................................. Other Information
       Item 13.  Investment Objectives and Policies ........................................... Investment Policies and Limitations;
                                                                                                  Options, Futures and Other Hedging
                                                                                                  Strategies; Portfolio Transactions
       Item 14.  Management of the Registrant ............................................................... Directors and Officers
       Item 15.  Control Persons and Principal Holders of Securities ............................................. Other Information
       Item 16.  Investment Advisory and Other Services ......................................... Directors and Officers; Investment
                                                                                              Management Services; Other Information
       Item 17.  Brokerage Allocation ....................................................................... Portfolio Transactions
       Item 18.  Capital Stock and Other Securities .............................................................. Other Information
       Item 19.  Purchase, Redemption and Pricing of Securities Being Offered ................... Additional Purchase and Redemption
                                                                                                    Information; Valuation of Shares
       Item 20.  Tax Status .................................................................................................. Taxes
       Item 21.  Underwriters .................................................................................................. N/A
       Item 22.  Calculation of Performance Data ................................................. Yield and Performance Information
       Item 23.  Financial Statements ......................................................................... Financial Statements

Part C

       Information required to be included is set forth under the appropriate Item, so numbered, in Part C to this Registration
       Statement.

PROSPECTUS

                            THE LEGENDS FUND, INC./TM/
                          200 EAST WILSON BRIDGE ROAD
                           WORTHINGTON, OHIO  43085
                          TELEPHONE:  1-800-325-8583

The Legends Fund, Inc. (Fund) is an open-end management investment company with multiple portfolios available for investment. Shares of the Portfolios are currently sold only to separate accounts of Integrity Life Insurance Company and National Integrity Life Insurance Company as an investment medium for variable annuity certificates and contracts they issue. The Fund's current portfolios and their investment objectives are:

  - MORGAN STANLEY ASIAN GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in the common stocks of Asian issuers, excluding Japan.

  - MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation. It invests primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

  - RENAISSANCE BALANCED PORTFOLIO seeks capital appreciation and income in rising markets and capital preservation in declining markets. Its assets are allocated among equity issues, United States Government and agency issues (including mortgage-backed securities), investment grade/dollar denominated bonds, and investment grade cash equivalent issues.

  - ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks which are comparable to Blue Chip Stocks (as defined in "Investment Objectives and Policies").

  - NICHOLAS-APPLEGATE BALANCED PORTFOLIO seeks maximum total return in both the equity and fixed income portion of its investments. It generally allocates 60%-65% of assets to equity securities and 35%-40% of assets to U.S. Government securities and cash equivalent issues.

  - HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks of established companies with proven records of superior and consistent growth.

  - DREMAN VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. It invests primarily in equity securities considered by the Sub-Adviser to be undervalued.

  - ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in Small Company Stocks (as defined in "Investment Objectives and Policies").

  - PINNACLE FIXED INCOME PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital. It invests primarily in corporate debt securities, U.S. Government securities (including mortgage-backed securities issued by GNMA, FNMA and FHLMC) and asset-backed securities. The Pinnacle Fixed Income Portfolio is advised by J.P. Morgan Investment Management Inc.

  - ARM CAPITAL ADVISORS MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. It invests in high grade money market instruments with remaining maturities of 13 months or less, and repurchase agreements secured by such instruments. While the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government.

Morgan Stanley Worldwide High Income Portfolio invests predominantly in lower rated and unrated bonds, commonly referred to as "junk bonds." Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal and are subject to greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in this Portfolio. See "Description of Various Securities and Investment Techniques -- Debt Securities."

This Prospectus sets forth information about the Fund that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. A Statement of Additional Information (SAI) dated November 1, 1996 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission and is available upon request and without charge. You can obtain a copy by calling or writing to the Fund at the telephone number and address shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated  November 1, 1996

                              FINANCIAL HIGHLIGHTS

The financial highlights presented for the three years ended June 30, 1996, 1995 and 1994 (the period from June 15, 1994, commencement of operations, to June 30, 1994 for the Morgan Stanley Asian Growth and Morgan Stanley Worldwide High Income Portfolios) have been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the report of Ernst & Young LLP thereon, are set forth in the SAI. The financial highlights presented for the fiscal period from commencement of operations through June 30, 1993 have been audited by other independent auditors. Per share information is for a share of capital stock outstanding throughout the respective fiscal period. Further performance information is contained in the Fund's annual report which may be obtained without charge by calling or writing to the Fund at the address listed on the first page of this prospectus.

The financial highlights information pertains to the Portfolios of the Fund and does not reflect charges related to Integrity Life Insurance Company Separate Account II or National Integrity Life Insurance Company Separate Account II. You should refer to the appropriate Separate Account prospectus for additional information regarding such charges.

                        Renaissance Balanced Portfolio

                             Financial Highlights

                                                                                            December 14,
                                                           Year Ended June 30,                  1992
                                                           -------------------             (commencement
                                                                                           of operations)
                                                                                              through
                                                                                              June 30,
                                                                                              through
                                                                                              June 30,
                                                     1996           1995          1994          1993
                                                     ----           ----          ----          ----
SELECTED PER-SHARE DATA

Net asset value, beginning of                    $     11.61    $     10.40   $     10.42    $    10.00
    period

Income from investment operations:

 Net investment income                                   .36           0.42          0.20          0.13

 Net realized and unrealized gain
  (loss) on investments                                 1.10           0.99         (0.11)         0.29
                                                 -----------     -----------   -----------    ---------
Total from investment operations                        1.46           1.41          0.09          0.42

Less distributions:

 From net investment income                             (.40)         (0.17)        (0.11)           --

 From net realized gain                                   --          (0.03)           --            --
                                                 -----------    -----------   -----------    ----------

   Total distributions                                  (.40)         (0.20)        (0.11)           --
                                                 -----------    -----------   -----------    ----------

Net asset value, end of period                        $12.67    $     11.61   $     10.40    $    10.42
                                                 ===========    ===========   ===========    ==========

TOTAL RETURN(A)                                        12.68%         13.71%         0.73%         7.70%

RATIOS AND SUPPLEMENTAL DATA (B)

 Net assets, end of period                       $27,103,353    $27,032,195   $25,046,394    $7,798,672

 Ratio of expenses to average net assets                1.01%          0.96%         1.06%         1.24%

 Ratio of net investment income to average
   net assets                                           2.69%          3.53%         2.72%         2.36%

 Ratio of expenses to average net assets
   before voluntary expense reimbursement               1.01%           .96%         1.06%         2.95%

 Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                      2.69%          3.53%         2.72%         0.65%

Portfolio turnover rate                                  107%            71%           85%           29%

    (A) Total returns for periods of less than one year are not annualized.
    (B)  Data expressed as a percentage are annualized as appropriate.



                                                                 Zweig Asset Allocation Portfolio

                                                                       Financial Highlights

                                                           Year Ended June 30,               December 14,
                                                           --------------------                  1992
                                                                                             (commencement
                                                                                             of operations)
                                                                                              through June
                                                                                                   30,
                                                                                                  1993
                                                                                             ---------------

                                                         1996           1995          1994         1993
                                                         ----           ----          ----         ----
SELECTED PER-SHARE DATA

Net asset value, beginning of                            $13.02         $11.44        $10.81       $10.00
  period

Income from investment operations:                          .21           0.33          0.10         0.08
   Net investment income
   Net realized and unrealized gain                        1.21           1.33          0.58         0.73
     on investments                                      ------        -------       -------      -------
  Total from investment operations                         1.42           1.66          0.68         0.81
Less distributions:
  From net investment income                               (.33)         (0.08)        (0.05)          --
                                                         ------        -------       -------      -------
Net asset value, end of period                           $14.11         $13.02        $11.44       $10.81
                                                         ======        =======       =======      =======

TOTAL RETURN (A)                                          11.06%         14.57%         6.27%       14.86%

RATIOS AND SUPPLEMENTAL DATA (B)                    $40,221,898    $36,736,161   $31,563,173   $3,855,544
  Net assets, end of period

  Ratio of expenses to average net                         1.25%          1.20%         1.39%        1.51%
     assets

  Ratio of net investment income to average net            1.55%          2.73%         1.67%        1.40%
     assets

  Ratio of expenses to average net assets before           1.25%          1.20%         1.39%        4.87%
     voluntary expense reimbursement

  Ratio of net investment income (loss)
     to average net assets before
     voluntary expense reimbursement                       1.55%          2.73%         1.67%       (1.17%)

Portfolio turnover rate                                     105%            45%          101%          12%

(A) Total returns for periods of less than one year are not annualized.
(B) Data expressed as a percentage are annualized as appropriate.

                      Nicholas-Applegate Balanced Portfolio

                             Financial Highlights

                                                                                             December 3,
                                                         Year Ended June 30,                    1992
                                                         -------------------                (commencement
                                                                                           of operations)
                                                                                          through June 30,
                                                 1996           1995            1994           1993
                                                 ----           ----            ----           ----
SELECTED PER-SHARE DATA

Net asset value, beginning of
 period                                     $      13.17    $     11.27    $     11.50     $    10.00


Income from investment operations:
 Net investment income                               .27           0.27           0.09           0.11


 Net realized and unrealized gain                   1.49           1.74          (0.29)          1.39
   (loss) on investments                    ------------    -----------    -----------     ----------


 Total from investment operations                   1.76           2.01          (0.20)          1.50

Less distributions:

 From net investment income                         (.27)         (0.11)         (0.03)            --
                                            ------------    -----------    -----------     ----------

Net asset value, end of period              $      14.66    $     13.17    $     11.27     $    11.50
                                            ============    ===========    ===========     ==========

TOTAL RETURN(A)                                    13.53%         17.92%         (1.70%)        26.07%

RATIOS AND SUPPLEMENTAL DATA(B)
 Net assets, end of period                   $49,462,777    $45,780,611    $39,357,996     $5,567,264

 Ratio of expenses to average net
   assets                                            .98%          0.94%          1.03%          1.25%

 Ratio of net investment income
   to average net assets                            1.92%          2.20%          1.69%          1.70%

 Ratio of expenses to average net assets
   before voluntary expense reimbursement           0.98%          0.94%          1.03%          3.87%

 Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                  1.92%          2.20%          1.69%          (.72%)

Portfolio turnover rate                              127%           108%            56%            21%

(A) Total returns for periods of less than one year are not annualized.
(B) Data expressed as a percentage are annualized as appropriate.

            Harris Bretall Sullivan & Smith Equity Growth Portfolio

                             Financial Highlights



                                                             Year Ended June 30,                  December 8,
                                                  -----------------------------------------          1992
                                                                                                 (commencement
                                                                                                of operations)
                                                                                               through June 30,
                                                     1996           1995           1994              1993
                                                  -----------    -----------    -----------    ----------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     12.85    $      9.36    $      9.71       $    10.00

Income from investment operations:
  Net investment income (loss)                            -- (D)        0.01          (0.02)(C)          --

  Net realized and unrealized gain
    (loss) on investments                                1.74           3.48          (0.33)           (0.29)
                                                  -----------    -----------    -----------       ----------
  Total from investment operations                       1.74           3.49          (0.35)           (0.29)
Less distributions:
  From net investment income                             (.01)           --             --               --
  From net realized gain                                 (.09)           --             --               --
                                                  -----------    -----------    -----------       ----------
    Total distributions                                  (.10)           --             --               --
                                                  -----------    -----------    -----------       ----------
      Net asset value, end of period              $     14.49    $     12.85    $      9.36       $     9.71
                                                  ===========    ===========    ===========       ==========

TOTAL RETURN(A)                                         13.59 %        37.29%         (3.60%)          (5.16%)


RATIOS AND SUPPLEMENTAL DATA(B)
  Net assets, end of period                       $23,810,409    $16,393,276    $10,693,027       $5,143,365


  Ratio of expenses to average net assets                1.04%          1.05%          1.29%            1.34%
  Ratio of net investment income
    (loss) to average net assets                         0.03%          0.13%         (0.17%)          (0.06%)

  Ratio of expenses to average net assets before
    voluntary expense reimbursement                      1.04%          1.05%          1.29%            3.52%
  Ratio of net investment income (loss)
    to average net assets before                         0.03%          0.13%         (0.17%)          (1.94%)
    voluntary expense reimbursement
Portfolio turnover rate                                    58%            31%            38%               6%

(A) Total returns for periods of less than one year are not annualized.
(B) Data expressed as a percentage are annualized as appropriate.
(C) Net investment income (loss) per share has been calculated using the weighted monthly average number of shares outstanding.
(D) Less than $0.01 per share.

                            Dreman Value Portfolio

                             Financial Highlights





                                                                                                         December 14,
                                                                                                             1992
                                                               Year Ended June 30,                       (commencement
                                                               --------------------                      of operations)
                                                                                                        through June 30,
                                                   1996                1995             1994                 1993
                                                   ----                ----             ----                 ----
SELECTED PER-SHARE DATA
Net asset value, beginning of
 period                                       $     12.59         $     10.66       $    10.45            $    10.00
Income from investment operations:
 Net investment income                                .18                0.26             0.12                  0.11
 Net realized and unrealized gain
  on investments                                     3.70                1.85             0.17                  0.34
                                              -----------         -----------       ----------           -----------
 Total from investment operations                    3.88                2.11             0.29                  0.45
Less distributions:
 From net investment income                          (.19)              (0.14)           (0.08)                   --
 From net realized gain                              (.11)              (0.04)              --                    --
                                              -----------         -----------       ----------           -----------
 Total distributions                                 (.30)              (0.18)           (0.08)                   --
                                              -----------         -----------       ----------           -----------
Net asset value, end of period                $     16.17         $     12.59       $    10.66            $    10.45
                                              ===========         ===========       ==========            ==========
TOTAL RETURN (A)                                    31.22%              19.98%            2.80%                 8.25%
RATIOS AND SUPPLEMENTAL DATA (B)
 Net assets, end of period                    $19,704,710         $10,876,910       $8,952,174            $1,671,220
 Ratio of expenses to average net
   assets                                            1.06%               1.13%            1.40%                 1.24%
 Ratio of net investment income
   to average net assets                             1.65%               1.98%            1.98%                 2.00%
 Ratio of expenses to average net assets
   before voluntary expense reimbursement            1.07%               1.13%            1.61%                 8.43%
 Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                   1.64%               1.98%            1.76%                (1.49%)
Portfolio turnover rate                               18%                  29%               9%                    5%


(A) Total returns for periods of less than one year are not annualized.
(B) Data expressed as a percentage are annualized as appropriate.

                      Zweig Equity (Small Cap) Portfolio

                             Financial Highlights


                                                                  Year Ended June 30,                             December 14,
                                                                  -------------------                                 1992
                                                                                                                  (commencement
                                                                                                                  of operations)
                                                                                                                 through June 30,
                                                            1996               1995              1994                  1993
                                                            ----               ----              ----            ----------------

SELECTED PER-SHARE DATA
Net Asset value, beginning of period                     $     11.62     $    10.65        $    10.11              $    10.00
Income from investment operations:
    Net investment income                                        .11           0.17              0.15                    0.05
    Net realized and unrealized gain on investments             2.04           0.93              0.50                    0.06
                                                         -----------     ----------        ----------              ----------
    Total from investment operations                            2.15           1.10              0.65                    0.11
Less Distributions:
    From net investment income                                  (.16)         (0.06)            (0.11)                     --
    From net realized gain                                        --          (0.07)               --                      --
                                                         -----------     ----------        ----------              ----------
    Total distributions                                         (.16)         (0.13)            (0.11)                     --
                                                         -----------     ----------       -----------               ----------
Net asset value, end of period                             $   13.61     $    11.62       $     10.65               $    10.11
                                                         ===========     ==========       ===========               ==========
TOTAL RETURN (A)                                               18.69%         10.39%             6.53%                    2.02%
RATIOS AND SUPPLEMENTAL DATA (B)
Net Assets, end of period                                $11,698,119     $8,033,792       $ 7,590,947               $2,115,634
  Ratio of expenses to average net assets                       1.55%          1.55%             1.72%                    1.61%
  Ratio of net investment income to
    average net assets                                          1.06%          1.54%             1.75%                    0.84%
  Ratio of expenses to average net
    assets before voluntary expense
    reimbursement                                               1.83%          1.59%             2.14%                    7.29%
  Ratio of net investment income
    (loss) to average net assets before
    voluntary expense reimbursement                             0.78%          1.50%             1.32%                   (1.80%)
  Portfolio turnover rate                                         101%           67%              249%                      15%


(A) Total returns for periods of less than one year are not annualized.
(B) Data expressed as a percentage are annualized as appropriate.

                     Pinnacle Fixed Income Portfolio (formerly the Mitchell Hutchins Fixed Income Portfolio)*

                                                       Financial Highlights


                                                                    Year Ended June 30,                           January 5, 1993
                                                                    -------------------                            (commencement
                                                                                                                   of operations)
                                                                                                                  through June 30,
                                                                 1996          1995          1996                       1993
                                                                 ----          ----          ----                       ----
SELECTED PER-SHARE DATA

Net asset value, beginning of period                           $10.88        $10.00        $10.43                        $10.00

Income from investment operations:
  Net investment income                                          0.39          0.56          0.20                          0.19

  Net realized and unrealized gain
    (loss) on investments                                       (0.03)         0.53         (0.52)                         0.24
                                                               ------        ------        ------                        ------

  Total from investment operations                               0.36          1.09         (0.32)                         0.43

Less distributions:

    From net investment income                                  (0.58)        (0.21)        (0.11)                           --
                                                               ------        ------        ------                        ------

Net asset value, end of period                                 $10.66        $10.88        $10.00                        $10.43
                                                               ======        ======        ======                        ======

TOTAL RETURN (A)                                                 3.29%        11.08%        (3.06%)                        8.67%

RATIOS AND SUPPLEMENTAL DATA (B)

Net assets, end of period                                 $10,028,122    $5,415,497    $4,860,499                      $905,836

Ratio of expenses to average net assets                          1.32%         1.40%         1.56%                         1.56%

Ratio of net investment income to average net assets             5.18%         5.41%         3.62%                         3.86%

Ratio of expenses to average net assets before
  voluntary expense reimbursement                                1.94%         1.59%         2.49%                        15.72%

Ratio of net investment income (loss) to average
  net assets before voluntary expense reimbursement              4.56%         5.22%         2.68%                        (1.64%)

Portfolio turnover rate                                           392%          432%          527%                          103%


(A)  Total returns for periods of less than one year are not annualized.
(B)  Data expressed as a percentage are annualized as appropriate.

* J.P. Morgan Investment Management Inc. began managing the investment operations of the Portfolio on April 1, 1996.


   ARM Capital Advisors Money Market Portfolio (formerly the Mitchell Hutchins Money Market Portfolio)*

                                           Financial Highlights

                                                            Year Ended June 30,                        January 12, 1993
                                                            -------------------                         (commencement
                                                                                                        of operations)
                                                                                                       through June 30,
                                                     1996               1995               1994              1993
                                                     ----               ----               ----              ----
SELECTED PER-SHARE DATA

Net asset value, beginning of period             $     1.00          $     1.00         $     1.00         $   1.00

Income from investment operations:
   Net investment income                                .05                0.04               0.02             0.01

Less distributions:
   From net investment income                         (0.05)              (0.04)             (0.02)           (0.01)
                                                 ----------          ----------         ----------         --------
Net asset value, end of period                   $     1.00          $     1.00         $     1.00         $   1.00
                                                 ==========          ==========         ==========         ========

TOTAL RETURN (A)                                       4.55%               4.30%              2.04%            1.66%

RATIOS AND SUPPLEMENTAL DATA (B)

   Net assets, end of period                     $8,855,847          $6,753,095         $5,452,417         $753,585

   Ratio of expenses to average net
     assets                                            1.12%               1.15%              1.29%            1.34%

   Ratio of net investment income to
     average net assets                                4.67%               4.31%              2.19%            1.67%

   Ratio of expenses to average net
     assets before voluntary expense
     reimbursement                                     1.46%               1.27%              2.08%           22.41%

   Ratio of net investment income (loss) to
     average net assets before voluntary
     expense reimbursement                             4.33%               4.20%              1.40%           (2.05%)


(A) Total returns for periods of less than one year are not annualized.
(B) Data expressed as a percentage are annualized as appropriate.

* ARM Capital Advisors, Inc. began managing the investment operations of the Portfolio directly without a Sub-adviser on April 1, 1996.


                                   Morgan Stanley Asian Growth Portfolio

                                           Financial Highlights

                                                      Year Ended June 30,
                                                      -------------------
                                                                                     January 12, 1994
                                                                                       (commencement
                                                                                       of operations)
                                                                                      through June 30,
                                                     1996               1995               1994
                                                     ----               ----               ----
SELECTED PER-SHARE DATA

Net asset value, beginning of
 period                                          $     10.18         $     10.00         $    10.00

Income from investment operations:
 Net investment income                                  (.01)               0.01               0.00 (C)

 Net realized and unrealized gain
  on investments                                         .74                0.17                --
                                                 -----------         -----------         ----------

 Total from investment operations                        .73                0.18                --

Less distributions:

 From net investment income                             (.04)               0.00(C)             --

 From net realized gain                                 (.01)                --                 --
                                                 -----------         -----------         ----------

 Total distributions                                    (.05)                --                 --
                                                 -----------         -----------         ----------

Net asset value, end of period                   $     10.86         $     10.18         $    10.00
                                                 ===========         ===========         ==========

TOTAL RETURN (A)                                        7.19%               1.80%              0.52%

RATIOS AND SUPPLEMENTAL DATA (b)

 Net assets, end of period                       $14,952,095         $12,824,663         $1,905,357

  Ratio of expenses to average net
    assets                                              2.00%               1.92%              0.75%

 Ratio of net investment income to
    average net assets                                  (.13%)              0.76%              0.59%

 Ratio of expenses to average net assets before         2.21%               1.92%              9.79%
  voluntary expense reimbursement

 Ratio of net investment income (loss)                 (0.34)%              0.76%             (8.44%)
  to average net assets before
  voluntary expense reimbursement

 Portfolio turnover rate                                  51%                 30%               --


(A) Total returns for periods of less than one year are not annualized.
(B) Data expressed as a percentage are annualized as appropriate.
(C) Less than $0.01 per share.

                              Morgan Stanley Worldwide High Income Portfolio

                                           Financial Highlights

                                                      Year Ended June 30,
                                                      -------------------
                                                                                     January 15, 1994
                                                                                       (commencement
                                                                                       of operations)
                                                                                      through June 30,
                                                     1996               1995               1994
                                                     ----               ----               ----
SELECTED PER-SHARE DATA

Net asset value, beginning of
 period                                           $    10.40          $    10.00           $  10.00

Income from investment operations:
 Net investment income                                  1.25                0.89               0.00 (C)

 Net realized and unrealized gain
   (loss) on investments                                 .54               (0.49)               --
                                                  ----------          ----------           --------

 Total from investment operations                       1.79                0.40                --

Less distributions:

 From net investment income                             (.94)               0.00 (C)            --

 From net realized gain on investments                  (.01)                --                 --
                                                  ----------          ----------           --------

 Total distributions                                    (.95)                --                 --
                                                  ----------          ----------           --------

Net asset value, end of period                    $    11.24          $    10.40           $  10.00
                                                  ----------          ----------           --------

TOTAL RETURN (A)                                       18.41%               4.00%              0.79%

RATIOS AND SUPPLEMENTAL DATA (B)

 Net assets, end of period                        $5,789,468          $6,241,897           $687,484

 Ratio of expenses to average net
   assets                                               1.85%               1.61%              0.85%

 Ratio of net investment income to
   average net assets                                  10.04%               9.28%              0.80%

 Ratio of expenses to average net assets before
   voluntary expense reimbursement                      2.06%               1.61%             24.78%

 Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                      9.83%               9.28%            (23.13%)

 Portfolio turnover rate                                 122%                142%               --

(A) Total returns for periods of less than one year are not annualized.
(B) Data expressed as a percentage are annualized as appropriate.
(C) Less than $0.01 per share.

                                   THE FUND

The Legends Fund, Inc. (Fund) was incorporated in Maryland on July 22, 1992 under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series-type investment company consisting of multiple portfolios. The Board of Directors of the Fund may establish additional Portfolios at any time.

ARM Capital Advisors, Inc. (Manager) serves as investment manager to all the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio except for the ARM Capital Advisors Money Market Portfolio (also referred to herein as the Money Market Portfolio). Such advisers are individually called a Sub-Adviser, and collectively, the Sub-Advisers (which term when applied to the Money Market Portfolio includes the Manager). The Manager provides the Fund with supervisory and management services. ARM Financial Group, Inc. (ARM) is the parent of the Manager. See "Management of the Fund."

Shares of the Portfolios are offered to separate accounts of Integrity Life Insurance Company (Integrity) and National Integrity Life Insurance Company (National Integrity) to serve as an investment vehicle for contributions under certain variable annuity contracts and certificates (certificates) issued by the companies. See "Purchases and Redemptions."

Shareholders have the right to vote on the election of members of the Board of Directors of the Fund, on any other matters on which by law they may be entitled to vote, and on any other business which may properly come before a meeting of shareholders. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. The Fund does not hold annual meetings of shareholders. Each share of a Portfolio has equal voting, dividend and liquidation rights.


                      INVESTMENT OBJECTIVES AND POLICIES

Set forth below is a description of the investment objectives and policies of each Portfolio. The SAI describes specific investment restrictions which govern each Portfolio's investments. The objectives, and the policies and restrictions specifically cited as fundamental in this Prospectus and the SAI, are fundamental and may not be changed with respect to any Portfolio without a majority vote of shareholders of that Portfolio. Other investment policies and practices described in this Prospectus and in the SAI are not fundamental, and the Board of Directors of the Fund may change them without shareholder approval. Each Portfolio has its own investment objectives and policies. There is no assurance that a Portfolio will achieve its investment objectives.

MORGAN STANLEY ASIAN GROWTH PORTFOLIO seeks long-term capital appreciation through investment primarily in common stocks of Asian issuers, excluding Japan. The production of any current income is incidental to this objective. The Portfolio seeks to achieve its objective by investing under normal market conditions at least 65% of the value of its total assets in common stocks which are traded on recognized stock exchanges of the countries in Asia described below and in common stocks of companies organized under the laws of an Asian country whose business is conducted principally in Asia. The Portfolio does not intend to invest in securities which are traded in markets in Japan or in companies organized under the laws of Japan. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts (ADRs) of Asian issuers that are traded on stock exchanges in the United States. See "Description of Various Securities and Investment Techniques." Morgan Stanley Asset Management Inc. (MSAM) is the Sub-Adviser for the Portfolio. For more information about MSAM, see "Management of the Fund."

The Portfolio will invest in countries having more established markets in the region. The Asian countries to be represented in the Portfolio will consist of three or more of the following countries: Hong Kong, Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Portfolio may also invest in common stocks traded on markets in China, Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to foreign investment. There is no requirement that the Portfolio, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries. The Portfolio has no set policy for allocating investments among the several Asian countries. Allocation of investments among the various countries will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies in such countries.

As stated above, at least 65% of the total assets of the Portfolio will be invested in common stocks of issuers in Asian countries under normal circumstances. The remaining portion of the Portfolio will be kept in any combination of debt instruments, bills and bonds of governmental entities in Asia and the United States, in notes, debentures, and bonds of companies in Asia and in money market instruments of the United States. Common stocks for this purpose include common stocks and equivalents, such as securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization (NRSRO)) or, if unrated, will be of comparable quality as determined by the Sub-Adviser. See Appendix A.

The Sub-Adviser's approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Sub-Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Sub-Adviser utilizes the research of a number of sources, including its affiliate in Geneva, Morgan Stanley Capital International, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Sub-Adviser's value criteria. Those which no longer conform are sold. The Sub-Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Sub-Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small- and medium-sized companies that, in the Sub-Adviser's view, have potential for growth.

The Portfolio may invest in equity securities of smaller capitalized companies, which are more vulnerable to financial and other risks than larger companies. Investment in securities of smaller companies may involve a higher degree of risk and price volatility than in securities of larger companies. The Portfolio's investments will include securities of issuers located in developing countries and traded in emerging markets. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Description of Various Securities and Investment Techniques."

Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets and, to a limited extent, in non-publicity traded securities. Securities traded in over-the-counter markets and non-publicly traded securities pose liquidity risks.

Pending investment or settlement, and for liquidity purposes, the Portfolio may invest in domestic, Eurodollar and foreign short-term money market instruments. As determined by the Sub-Adviser, the Portfolio may also purchase such instruments to temporarily reduce the Portfolio's equity holdings for defensive purposes in response to adverse market conditions.

Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the United States dollar as a base currency. The Portfolio may engage in foreign currency exchange contracts. See "Description of Various Securities and Investment Techniques."

MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, through investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world. The Portfolio seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower rated and unrated debt securities, emerging country debt securities and global fixed income securities offering high real yields. The types of securities within each investment sector in which the Portfolio may invest are described below. MSAM is the Sub-Adviser for the Portfolio. For more information about MSAM, see "Management of the Fund."

In selecting U.S. corporate lower rated and unrated debt securities for the Portfolio, the Sub-Adviser will consider, among other things, the price of the security, and the financial history, condition, prospects and management of an issuer. The Sub-Adviser intends to invest a portion of the Portfolio's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Sub-Adviser will attempt to invest a portion of the Portfolio's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields. Under normal conditions, the Portfolio intends to invest between 80% and 100% of its total assets in some or all of these three categories of higher yielding securities, some of which may entail increased credit and market risk. See "Description of Various Securities and Investment Techniques -- Debt Securities."

The Sub-Adviser's approach to multicurrency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Sub-Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Portfolio's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

A portion of the Portfolio's investments, which may be up to 100% of the Portfolio's investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Ratings Group (S&P), or be unrated but determined to be of comparable quality by the Sub-Adviser. Such lower rated bonds are commonly referred to as "junk bonds." Securities in the lowest rating categories may have predominantly speculative characteristics or may be in default. See Appendix A for a description of Moody's and S&P's corporate bond ratings. Ratings represent the opinions of rating agencies as to the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, while the Sub-Adviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. Emerging country debt securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organizations. The Portfolio's investments in U.S. corporate lower rated and unrated debt securities and emerging country debt securities are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or to be unrated securities of comparable quality. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated; instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer. To mitigate the risks associated with investments in such lower rated securities, the Portfolio will diversify its holdings by market, issuer, industry and credit quality. Investors should carefully read "Description of Various Securities and Investment Techniques -- Debt Securities."

The Portfolio may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at time of purchase, of all such securities will not exceed 10% of the value of the Portfolio's total assets. The Portfolio may have limited recourse in the event of default on such debt instruments. The Portfolio may invest in loans, assignments of loans and participations in loans. The Portfolio may also invest in depositary receipts issued by U.S. or foreign financial institutions. See "Description of Various Securities and Investment Techniques."

The Portfolio is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Portfolio's assets may be invested in non-U.S. dollar-denominated securities. The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar will vary depending on market conditions. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Portfolio seeks to invest in currencies currently undervalued based on purchasing power parity. The Sub-Adviser analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows. Although the Portfolio is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. dollar-denominated debt securities, the Portfolio may be limited in its ability to hedge against these risks. The Portfolio may also write (i.e., sell) covered call options and may enter into futures contracts and options on futures and sell indexed financial futures contracts. See "Description of Various Securities and Investment Techniques."

The Portfolio may also invest in zero coupon, pay-in-kind or deferred payment securities, and in securities that may be collateralized by zero coupon securities (such as Brady Bonds). Zero coupon securities are securities sold at a discount to par value and are not entitled to interest payments during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to receive "phantom income," which the Portfolio will accrue prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

The Portfolio is authorized to borrow in an amount up to 33-1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Portfolio's shares and in the yield on the Portfolio's investments. See "Description of Various Securities and Investment Techniques."

The average time to maturity of the Portfolio's securities will vary depending upon the Sub-Adviser's perception of market conditions. The Sub-Adviser invests in medium-term securities (i.e., those with a remaining maturity of approximately five years) in a market neutral environment. When the Sub-Adviser believes that real yields are high, the Sub-Adviser lengthens the remaining maturities of securities held by the Portfolio and, conversely, when the Sub-Adviser believes real yields are low, it shortens the remaining maturities. Thus, the Portfolio is not subject to any restrictions on the maturities of the debt securities it holds, and the Sub-Adviser may vary the average maturity of the securities held by the Portfolio without limit.

The Portfolio may, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities.

For temporary defensive purposes, the Portfolio may invest part or all of its total assets in cash or in short-term securities, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements involving such government securities.

U.S. Corporate High Yield Fixed Income Securities. A portion of the Portfolio's assets will be invested in U.S. corporate high yield fixed income securities, which offer a yield above that generally available on U.S. corporate debt securities in the three highest rating categories of NRSROs and which are commonly referred to as "junk bonds." The Portfolio may buy unrated securities that the Sub-Adviser believes are comparable to rated securities that are consistent with the Portfolio's objectives and policies. The Portfolio may acquire fixed income securities of U.S. issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper and obligations) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and the Portfolio may invest up to 10% of its total assets in equity securities other than preferred stock (common stocks, warrants and rights and limited partnership interests). The Portfolio may not invest more than 5% of its total assets at time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.

Emerging Country Fixed Income Securities. A portion of the Portfolio's assets will be invested in emerging country fixed income securities, which are debt securities of government and government-related issuers located in emerging countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers, and debt securities of corporate issuers located in or organized under the laws of emerging countries. As used in this Prospectus, an emerging country is any country that the International Bank for Reconstruction and Development (more commonly known as the World Bank) has determined to have a low or middle income economy. There are currently over 130 countries which are considered to be emerging countries, approximately 40 of which currently have established securities markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

In selecting emerging country debt securities for investment by the Portfolio, the Sub-Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging country securities is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in emerging country debt securities will be made primarily in some or all of the following emerging countries:



Algeria               Egypt          Nicaragua       Slovakia
Argentina             Greece         Nigeria         South Africa
Brazil                Hungary        Pakistan        Thailand
Bulgaria              India          Panama          Trinidad & Tobago
Chile                 Indonesia      Paraguay        Tunisia
China                 Ivory Coast    Peru            Turkey
Colombia              Jamaica        Philippines     Uruguay
Costa Rica            Jordan         Poland          Venezuela
Czech Republic        Malaysia       Portugal        Zaire
Dominican Republic    Mexico         Russia
Ecuador               Morocco        Singapore

As opportunities to invest in debt securities in emerging countries develop, the Portfolio expects to expand and further diversify the emerging countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal circumstances, the Portfolio's assets will be invested in at least three countries.

The Portfolio's investments in government and government-related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Portfolio's investments in debt securities of corporate issuers in emerging countries may include debt securities or obligations issued (i) by banks located in emerging countries or by branches of emerging country banks located outside the country or (ii) by companies organized under the laws of an emerging country. Determinations as to eligibility will be made by the Sub-Adviser based on publicly available information and inquiries made to the issuer. The Portfolio may also invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. See "Investment Policies and Limitations -- Brady Bonds" in the SAI for further information about Brady Bonds. The Portfolio's investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. See "Description of Various Securities and Investment Techniques -- Debt Securities" and "-- Foreign Government Securities."

Emerging country debt securities held by the Portfolio will take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage- and other asset-backed securities, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. U.S. dollar-denominated emerging country debt securities held by the Portfolio will generally be listed but not traded on a securities exchange, and non-U.S. dollar-denominated securities held by the Portfolio may or may not be listed or traded on a securities exchange. The Portfolio may invest in mortgage-backed securities and in other asset-backed securities issued by non-governmental entities such as banks and other financial institutions. Mortgage-backed securities include mortgage pass-through securities and collateralized mortgage obligations (CMOs). Asset-backed securities are collateralized by such assets as automobile or credit card receivables and are securitized either in a pass-through structure or in a pay-through structure similar to a CMO. Investments in emerging country debt securities entail special investment risks. See "Description of Various Securities and Investment Techniques -- Foreign Securities and Depositary Receipts."

Global Fixed Income Securities. The global fixed income securities in which a portion of the Portfolio's assets may be invested are debt securities denominated in currencies of countries displaying high real yields. Such securities include government obligations issued or guaranteed by U.S. or foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community), Eurobonds, and corporate bonds with varying maturities denominated in various currencies. In this portion of the Portfolio, the Sub-Adviser seeks to minimize investment risk by investing in a high quality portfolio of debt securities, the majority of which will be rated in one of the two highest rating categories by an NRSRO or, if unrated, will be of comparable quality, as determined by the Sub-Adviser. U.S. Government securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. Government, such as U.S. Treasury securities, as well as those backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and the Export-Import Bank. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment. Investment in foreign government securities for this portion of the Portfolio will be limited to those of developed nations which the Sub-Adviser believes pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Corporate and supranational obligations in which the Portfolio will invest for this portion of its portfolio will be limited to those rated "A" or better by Moody's, S&P or IBCA Ltd. or, if unrated, determined to be of comparable quality by the Sub-Adviser.

In selecting securities for this portion of the Portfolio, the Sub-Adviser evaluates the currency, market, and individual features of the securities being considered for investment. The Sub-Adviser believes that countries displaying the highest real yields will over time generate a high total return and, accordingly, the Sub-Adviser's focus for this portion of the Portfolio will be to analyze the relative rates of real yield of twenty global fixed income markets. In selecting securities, the Sub-Adviser will first identify the global markets in which the Portfolio's assets will be invested by ranking such countries in order of highest real yield. In this portion of the Portfolio, the Portfolio will invest its assets primarily in fixed income securities denominated in the currencies of countries within the top quartile of the Sub-Adviser's ranking.

The Sub-Adviser's assessment of the global fixed income markets is based on an analysis of real interest rates. The Sub-Adviser calculates real yield for each global market by adjusting current nominal yields of securities in each such market for inflation prevailing in each country using an analysis of past and projected (one-year) inflation rates for that country. The Sub-Adviser expects to review and update on a regular basis its real yield ranking of countries and market sectors and alter the allocation of this portion of the Portfolio's investments among markets as necessary when changes to real yields and inflation estimates significantly alter the relative rankings of the countries and market sectors.


RENAISSANCE BALANCED PORTFOLIO seeks income and capital appreciation in rising markets and the preservation of capital in adverse market environments by allocating assets among common stocks of issuers with large capitalizations, United States Government and agency issues (including mortgage-backed securities), investment grade/dollar denominated bonds, and investment grade cash equivalent issues such as commercial paper. Renaissance Investment Management (Renaissance) is the Sub-Adviser for the Portfolio. For more information about Renaissance, see "Management of the Fund."

The Portfolio is managed by means of an asset allocation process developed by Renaissance that utilizes the basic asset classes of stocks, bonds and cash equivalents. The asset allocation process is a quantitative, value-oriented process that results in periodic asset allocation shifts to reduce risk and/or increase return. However, under normal market conditions, at least 25% of the Portfolio will be invested in fixed income securities.

The Renaissance Balanced Strategy is based upon the premise that asset classes within the financial markets periodically become mispriced relative to one another. The Sub-Adviser systematically measures the potential returns from each asset class and continually shifts away from overvalued assets and toward undervalued assets. The attractiveness of each asset class is expressed in terms of a payback methodology, which continually calculates the holding period required for a given asset to return to the investor its current price in the form of future earnings, dividends, and/or interest payments.

The period of time for the cumulative return to equal the initial investment is called the Capital Return Time (CRT). Logically, investment funds should flow toward those alternatives (assets) with shorter CRTs and away from assets with longer CRTs. In the capital markets, this means that the prices of assets with relatively low CRTs tend to rise, and the prices of assets with relatively high CRTs tend to fall as equilibrium is restored. Measuring and exploiting the difference in CRTs among asset classes are the objectives of the Renaissance Balanced Strategy.

Equity commitments will generally range from 10% to 75% of the total assets of the Portfolio. The equity portion of the Portfolio will be well-diversified, with sector and industry weightings similar to those of the Standard & Poor's 500 Index (S&P 500). Selection of individual common stock issues is based upon a three-part quantitative process which continually evaluates the large capitalization stocks in the S&P 500. As a result of these selection procedures, the equity portion of the Portfolio will have a bias toward high quality, liquid issues. The value characteristics of the equity portion of the Portfolio, such as price/earnings ratios, price/book value ratios and yield, will generally be more favorable than the characteristics of the market as a whole. The investment objective of the equity portion of the Portfolio is to achieve moderately better performance than the S&P 500 without incurring excessive risk.


The fixed income Asset class will consist of U.S. Treasury and agency issues and/or investment grade/dollar denominated bonds, and the cash equivalent class will consist of investment grade money market securities, including 90-day U.S. Treasury bills. See "ARM Capital Advisors Money Market Portfolio" for a description of the type of money market securities in which the Portfolio may invest. The commercial paper in which the Portfolio will invest will generally be rated in the highest category by S&P or Moody's or, if unrated, of comparable quality as determined by the Sub-Adviser. See Appendix A. The Portfolio may invest up to 10% of its total assets in foreign government securities. The Portfolio also may invest in mortgage-backed and asset-backed securities. See "Description of Various Securities and Investment Techniques."

The Portfolio periodically may invest in listed options and futures contracts and related options. These transactions would be made for the purpose of hedging the portfolio against the possibility of a general market decline, or for the purpose of increasing market exposure at minimal cost. See "Description of Various Securities and Investment Techniques."

ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation through investment primarily in Blue Chip Stocks, consistent with preservation of capital and the reduction of portfolio exposure to market risk, as determined by Zweig/Glaser Advisers (Zweig/Glaser), the Sub-Adviser. Blue Chip Stocks are stocks which the Sub-Adviser considers comparable to the stocks included in the S&P 500 that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and which are traded on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), over-the-counter (OTC) or on foreign exchanges. For more information about Zweig/Glaser, see "Management of the Fund."

The extent of the Portfolio's investment in Blue Chip Stocks and the selection of particular securities are determined primarily on the basis of risk management strategies and stock selection techniques developed by Dr. Martin Zweig and his staff. In an effort to meet its investment objective, the Portfolio will use certain specialized techniques. See "Description of Various Securities and Investment Techniques." The Fund will use stock index futures and/or options to increase or decrease market exposure, or to entirely eliminate market exposure, and invest in high quality money market securities and repurchase agreements in accordance with the Sub-Adviser's risk management strategies.

The Sub-Adviser uses a computer-driven stock selection model currently employed by Dr. Zweig and his staff. The model ranks approximately 1,400 of the most liquid stocks as determined by the Sub-Adviser by various measures such as earnings momentum, relative valuation, changes in analysts' earnings estimates and price momentum, and, based on the rankings, selects up to 300 stocks for the Portfolio. The stock selection model used may evolve or be replaced by other stock selection techniques intended to achieve the Portfolio's investment objective. Shareholders will be notified in the event of any material change to the stock selection model.

The Portfolio may invest in foreign securities publicly traded in the United States and in ADRs, which are U.S. dollar denominated receipts issued generally by domestic banks and representing the deposit of a foreign issuer. For a discussion of limitations on, and certain risks involved in, investments in foreign securities, see "Description of Various Securities and Investment Techniques."

NICHOLAS-APPLEGATE BALANCED PORTFOLIO seeks maximum total return in both the equity and fixed income portions of its investments. Under normal market conditions, the Portfolio will have 60% to 65% of its assets invested in equity securities, including common stocks and securities convertible into or exchangeable for common stocks (such as convertible preferred stocks and convertible debentures). The remaining 35% to 40% will be invested in U.S. Government securities or cash equivalent issues. For information about Nicholas-Applegate Capital Management (Nicholas-Applegate), the Sub-Adviser to the Portfolio, see "Management of the Fund."

The Sub-Adviser follows a growth investment philosophy for equity securities. It engages in fundamental analysis of companies which it considers to have strong possibilities for long-term capital appreciation. Equity securities purchased will generally have the following characteristics: (1) market capitalization in excess of $500 million, (2) increasing earnings, (3) sustainable growth, and (4) positive relative price momentum. The Sub-Adviser uses a computer system that includes a proprietary research and verification system to analyze and rank more than 3,500 stocks by these characteristics. It is anticipated that the Portfolio will maintain an equity portfolio of between 75 and 100 issues.

The equity portion of the Portfolio will be diversified and consist of equity securities such as common stocks, preferred stocks and convertible preferred stocks, which the Sub-Adviser believes have above-average earnings growth prospects based on a company-by-company analysis (rather than on broader analyses of specific industries or sectors of the economy). The Sub-Adviser seeks to identify stocks of companies which it expects to enter into an accelerating earnings period, to attract increasing institutional sponsorship or to demonstrate strong price appreciation relative to their industries and to broad market averages. The companies in which the Portfolio invests do not necessarily have records of past high growth. Examples of possible investments include companies with increasing earnings, companies with new and innovative products or services, companies facing a changed economic, competitive or regulatory environment, companies with a new or different management approach and initial public offerings of companies which the Sub-Adviser believes offer above-average growth potential.

The Sub-Adviser utilizes an internal research system to systematically integrate, weight and evaluate 3,500 companies based upon earnings acceleration, earnings sustainability and relative price strength. The result is portfolios of equity securities which the Sub-Adviser believes have above-average earnings growth prospects. Investments are closely monitored with a view to the sale of portfolio securities when the reasons for the initial purchases are no longer valid.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers and ADRs. See "Description of Various Securities and Investment Techniques."

The fixed income securities in which the Portfolio will invest are U.S. Government securities. Generally, such securities will have remaining terms to maturity of approximately 10 years. The Sub-Adviser uses a statistical model that identifies significant interest rate trends in the bond market. The Portfolio will react to changes in the trend of interest rates by purchasing or shifting to longer-term securities when the rates are declining and to shorter-term securities when the rates are rising. The Sub-Adviser also will consider such factors as Gross National Product, the inflation rate, fiscal policy and the currency market in determining maturities to be purchased.

The Portfolio may attempt to reduce the overall risk of its investments (hedge) by investing in options. See "Description of Various Securities and Investment Techniques."

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. The Portfolio primarily invests in stocks of established companies with proven records of superior and consistent earnings growth. The Portfolio may invest all or a portion of its assets in cash and cash equivalents if the Sub-Adviser considers the securities markets to be overvalued. The Portfolio may invest in U.S. Government securities when this appears desirable in light of the Portfolio's investment objective or when market conditions warrant. For more information about Harris Bretall Sullivan & Smith, Inc. (Harris Bretall Sullivan & Smith), the Sub-Adviser, see "Management of the Fund."

The Sub-Adviser selects growth stocks by ascertaining that the issuing company has (i) a track record of superior and consistent growth in revenues and earnings; (ii) management that has successfully brought the company through a variety of business conditions and business cycles; (iii) product lines, technologies or franchises that are leaders in their fields; and (iv) a financial structure that is stronger than average.

The Sub-Adviser applies qualitative and quantitative screens, using several on-line databases to 5,000 publicly-held companies and develops a select universe of approximately 300 stocks that meet its criteria. The Sub-Adviser's stock selection process is centered on a proprietary multi-factor model which looks at the individual companies in the universe from three points of view. First, companies are ranked based on their intrinsic present value using the Sub-Adviser's earnings and growth rate outlook. Second, their recent quarterly earnings are reviewed and individual companies are ranked. Finally, based on their relative price performance against the universe and the general market, a third score is calculated. The strategy committee, composed of the principals and senior portfolio managers of the Sub-Adviser, provide the security analysis to input the earnings estimates, growth rates and risk factors into the model.

The stocks in the universe are then ranked to determine the most attractive, undervalued companies in the universe. The Portfolio will purchase the top 40 to 50 stocks (Quintile 1), which are the most undervalued, and will continue to hold them even if their ranking changes. Stocks are sold when they are ranked in Quintiles 3, 4 and 5 and replaced by an equal number of Quintile 1 stocks. Stocks are continuously monitored and rotated so the Portfolio will always be invested in stocks which show the greatest appreciation potential. Industry sectors expected to be represented in the Portfolio include technology, capital goods, basic industry, consumer, energy, health care, media, interest sensitive, utilities and transportation.

When the Sub-Adviser believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may commit all or a portion of its assets to cash, U.S. Government securities or money market instruments, including repurchase agreements.

DREMAN VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. The Portfolio will invest principally in a diversified portfolio of securities believed by Dreman Value Advisors, Inc. (Dreman), the Sub-Adviser for the Portfolio, to be undervalued. The Sub-Adviser's philosophy centers on identifying stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios (P/E ratios) and have been generally overlooked by the market. For more information about Dreman, see "Management of the Fund."

The Sub-Adviser's strategy reflects a contrarian approach, in that the potential for superior relative performance is highest during down markets when investment risks are greatest and protecting capital becomes of paramount importance. The Sub-Adviser seeks to outperform the S&P 500 over a market cycle. There is, of course, no assurance that this goal will be realized.

The Sub-Adviser's basic strategy is to buy low P/E stocks. In addition, the Sub-Adviser seeks to identify financially strong companies paying above-average dividends but which are currently out of favor. The Portfolio will normally be invested in approximately 35 to 45 stocks divided among 16 to 20 industries. The Sub-Adviser believes that diversification is essential to the low P/E strategy. After having refined the portfolio candidate universe to a manageable group of promising stocks, the Sub-Adviser then applies a proprietary fundamental analysis. Qualifying stocks must generally satisfy certain requirements, including: a strong financial position, favorable operating and financial ratios, accelerating earnings growth, and a high dividend yield which a company can sustain and probably increase.

The next factor considered by the Sub-Adviser is the price-to-book value relationship. The Portfolio's investments will be principally in companies whose market prices are low in relation to book value, as the Sub-Adviser seeks solid assets and value rather than paying a high price for a concept or fad. Another characteristic sought by the Sub-Adviser is low or sharply declining institutional ownership. The Sub-Adviser believes that this is a sign of a stock that is falling out of favor from Wall Street's point of view and becoming relatively cheap.

The Sub-Adviser also analyzes debt-to-equity ratios to confirm that there is a manageable amount of debt on a company's balance sheet, usually no more than 40%. The Sub-Adviser devotes attention to reviewing cash and current ratios to be certain that the Portfolio's potential investments have strong staying power and can self-finance should the need arise.

Generally, the Sub-Adviser seeks companies with better than average growth rates in the last five and ten-year periods for both earnings and dividends. Most investments will be in securities of domestic companies; however, the Portfolio may also invest in securities of foreign companies through the acquisition of ADRs.

In order to conserve assets during periods when the Sub-Adviser believes that the market for equity securities is unduly speculative or when interest rates are abnormally high, the Portfolio may invest in U.S. Government securities and other high-grade, short-term money market instruments, including repurchase agreements with respect to such instruments. The Portfolio may also purchase and sell stock index futures contracts and index options. The Portfolio will invest in stock index futures contracts and index options solely for the purpose of hedging against changes resulting from market conditions in the values of the securities held by the Portfolio or securities which it intends to purchase or sell where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. See "Description of Various Securities and Investment Techniques."

ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation through investment primarily in Small Company Stocks, consistent with preservation of capital and reduction of portfolio exposure to market risk, as determined by Zweig/Glaser, the Sub-Adviser. Current income is not an objective. Small Company Stocks are the 2,500 stocks positioned immediately after the 500 largest stocks ranked in terms of market capitalization and/or trading volume, and which are traded on the NYSE, AMEX or OTC. Currently, the market capitalization of the 2,500 stocks ranges between $3.8 billion and $239 million. Trading volume is determined by multiplying a stock's average daily shares traded over the last year by the average price of the stock for that same period. Currently, Small Company Stocks have an average daily trading volume of approximately $3.2 million. For more information about Zweig/Glaser, see "Management of the Fund."

The extent of the Portfolio's investment in Small Company Stocks and the selection of particular securities are to be determined primarily on the basis of risk management strategies and stock selection techniques developed by Dr. Martin Zweig and his staff. In an effort to meets its investment objective, the Portfolio will use certain specialized techniques. See "Description of Various Securities and Investment Techniques." The Portfolio will use stock index futures and/or options to increase or decrease market exposure, or to entirely eliminate market exposure, and will invest in high quality money market securities, repurchase agreements, and U.S. Government securities with remaining maturities of 5 years or less, in accordance with the Sub-Adviser's risk management strategies.

The Sub-Adviser will use a computer-driven stock selection model developed by Dr. Zweig and his staff that evaluates approximately 3,000 stocks for their attractiveness by various measures such as earnings momentum, relative valuation, changes in analysts' earnings estimates and price momentum. Small Company Stocks may present greater opportunities for capital appreciation and greater risk; and they tend to be more volatile than stocks of larger, more established companies.

Although the Portfolio will invest primarily in Small Company Stocks, it may invest up to 35% of its total assets in stocks that rank among the 500 largest in terms of market capitalization and/or trading volume. The stock selection model and risk management strategies used by the Sub-Adviser may evolve or be replaced by other stock selection techniques or risk management strategies intended to achieve the Portfolio's investment objective. Shareholders will be notified in advance of any such material change.

Under normal circumstances, the Portfolio will invest between 50% and 65% of its net assets in Small Company Stocks.

The Portfolio may invest in foreign securities publicly traded in the U.S. and in ADRs. For a discussion of limitations on, and certain risks involved in, investments in foreign securities, see "Descriptions of Various Securities and Investment Techniques."

PINNACLE FIXED INCOME PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital. The Portfolio invests primarily in corporate debt securities; U.S. Government securities (including mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation); obligations of other governmental issuers such as the Federal Farm Credit System and the Federal Home Loan Banks; asset-backed securities; repurchase agreements with respect to securities in which the Portfolio may invest; and instruments used in certain hedging and related income strategies. The Portfolio may also invest in certain private placements and in debt securities of foreign governments and governmental entities. See "Description of Various Securities and Investment Techniques." The Portfolio will principally invest in securities rated at least investment grade, or, if not rated, determined by the Sub-Adviser to be of comparable quality. However, the Portfolio may invest up to 15% of its total assets in securities rated below investment grade or of equivalent quality, if not rated, including defaulted securities. Lower rated securities involve greater risks than do higher rated securities, in that they are especially subject to adverse changes in general conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. For a more in-depth discussion of the risks inherent in investing in lower quality debt securities, see "Description of Various Securities and Investment Techniques --Debt Securities." J.P. Morgan Investment Management Inc. (J.P. Morgan) is the Sub-Adviser to the Portfolio. For more information about J.P. Morgan, see "Management of the Fund."

The Sub-Adviser may purchase money market instruments as part of its management of the Portfolio's duration, to invest temporary cash balances or to maintain liquidity to meet redemptions. However, the Portfolio may also invest in money market instruments without limitation as a temporary defensive measure taken in the Sub-Adviser's judgment during, or in anticipation of, adverse market conditions. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements.

The Portfolio may engage in certain strategies involving options (both exchange-traded and OTC) to attempt to enhance income. The Portfolio also may attempt to reduce the overall risk of its investments (hedge) by using options and futures contracts. The Portfolio also may use forward currency contracts and foreign currency options, futures contracts and options thereon to attempt to hedge against movements in exchange rates. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. For more information about these investment techniques and the special risks related thereto, see "Description of Various Securities and Investment Techniques."

J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. For fixed income portfolios, this process focuses on systematic analysis of real interest rates, sector diversification, and quantitative and credit analysis.

J.P. Morgan actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, J.P. Morgan adjusts the duration of the Portfolio in light of market conditions and J.P. Morgan's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. J.P. Morgan also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securities, corporate securities, private placements, asset-backed and mortgage-related securities. Specific securities which J.P. MORGAN believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, J.P. Morgan intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in fixed income securities.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by Salomon Brothers Broad Investment-Grade Bond Index. Currently, the index's duration is approximately
4.6 years. The maturities of the individual securities in the Portfolio may vary widely, however.

J.P. Morgan intends to manage the Portfolio actively in pursuit of the Portfolio's investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs.

ARM CAPITAL ADVISORS MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. The Portfolio invests in high grade money market instruments, with remaining maturities of 13 months or less, and repurchase agreements secured by such instruments, and maintains a dollar-weighted average portfolio maturity of 90 days or less. These instruments include (1) U.S. Government securities (which may or may not be backed by the full faith and credit of the United States), (2) obligations (including certificates of deposit, bankers' acceptances and similar obligations) of U.S. banks, including foreign branches of domestic banks and domestic branches of foreign banks, having total assets in excess of $1.5 billion at the time of purchase, (3) interest-bearing savings deposits in U.S. commercial and savings banks having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the Portfolio's asset value, and
(4) commercial paper and other short-term corporate obligations, corporate bonds and notes with remaining maturities of 13 months or less, variable and floating rate securities and participation interests (pro rata interests in securities held by others) or repurchase agreements involving any of the foregoing securities. The Manager is the sole investment adviser for the Money Market Portfolio. See "Management of the Fund."

The commercial paper and other short-term corporate obligations purchased by the Portfolio consist only of obligations that the Sub-Adviser determines, pursuant to procedures adopted by the Fund's Board of Directors, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two NRSROs, (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by the Sub-Adviser to be of comparable quality (First Tier Securities). The Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities). For a discussion of U.S. Government securities and repurchase agreements, see "Description of Various Securities and Investment Techniques."

AN INVESTMENT IN THE ARM CAPITAL ADVISORS MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


          DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES: Each Portfolio may purchase U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). See "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES: Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio and Pinnacle Fixed Income Portfolio may invest in mortgage-backed securities, some of which are also considered to be U.S. Government securities. Mortgage-backed securities include:

 .    Ginnie Maes -- Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (GNMA) guarantees the timely payment of principal and interest. The GNMA guarantee is backed by the full faith and credit of the U.S. Government.

 .    Fannie Maes -- The Federal National Mortgage Association (FNMA) is a
     government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

 .    Freddie Macs -- The Federal Home Loan Mortgage Corporation (FHLMC), a
     corporate instrumentality of the U.S. Government, issues participation certificates (PCs) which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest (and, under certain circumstances, principal) and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

 .    Government Collateralized Mortgage Obligations -- These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs are described more fully below.

Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays all or a portion of the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Portfolio might have to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other U.S. Government securities.

A CMO is a security issued by a private corporation or a U.S. Government instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Except as described below, the Portfolios may invest in only those privately-issued CMOs which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality.

Certain issuers of CMOs may be deemed to be investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore generally may not invest more than 10% of their respective total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent Securities and

Exchange Commission (SEC) staff interpretations, the Portfolios may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

Morgan Stanley Worldwide High Income Portfolio and Pinnacle Fixed Income Portfolio may also invest in a type of mortgage-backed security issued by a real estate mortgage investment conduit (REMIC), which is a private entity formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property and of issuing multiple classes of interests therein to investors such as the Portfolios.

Morgan Stanley Worldwide High Income Portfolio and Pinnacle Fixed Income Portfolio may also invest in zero coupon U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. Pinnacle Fixed Income Portfolio may also invest in certificates representing rights to receive payments of the interest only or principal only of mortgage-backed securities (IO/PO Strips). Such securities may also be referred to as derivatives. These securities tend to be more volatile than other types of U.S. Government securities. IO Strips involve the additional risk of loss of the entire value of the investment if the underlying mortgages are prepaid.

REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements. When a Portfolio acquires a security from a bank or securities broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, which is not tied to the coupon rate on the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Portfolio may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Portfolio might also incur disposition costs in liquidating the security.

LOANS OF PORTFOLIO SECURITIES: Each Portfolio, other than the Money Market Portfolio, may lend its portfolio securities, provided: (1) such loans are secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call such loans and obtain the return of the securities loaned; (3) the Portfolio will receive an amount in cash at least equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 10% (33-1/3% in the case of Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio, Zweig Asset Allocation Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio) of the total assets of the Portfolio.

BORROWING: Each of the Morgan Stanley Asian Growth Portfolio, Renaissance Balanced Portfolio, Nicholas-Applegate Balanced Portfolio, Harris Bretall Sullivan & Smith Equity Growth Portfolio, Dreman Value Portfolio, Pinnacle Fixed Income Portfolio and the Money Market Portfolio may borrow in an amount up to 10% (33-1/3% in the case of Pinnacle Fixed Income Portfolio) of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Morgan Stanley Worldwide High Income Portfolio may borrow from banks, and engage in transactions deemed to be borrowings from other entities, in an amount up to 33-1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for extraordinary or emergency purposes such as meeting anticipated redemptions, as well as for investment purposes and to pay dividends, and it is expected that all of such borrowings will be made on a secured basis. Zweig Asset

Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. These two Portfolios may borrow money if immediately after such borrowing, the amount of all borrowing is not more than 20% of the market value of the respective Portfolio's assets (including the proceeds of the borrowing), less liabilities. Each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolios' net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. This restriction does not prohibit entry into reverse repurchase agreements by Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Pinnacle Fixed Income Portfolio and the Money Market Portfolio; provided that Renaissance Balanced Portfolio, Pinnacle Fixed Income Portfolio and the Money Market Portfolio may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed 5% of the current market value of the Portfolio's total assets (less its liabilities other than obligations under such agreements). The borrowing restriction also does not apply to the entry into interest rate protection transactions by Pinnacle Fixed Income Portfolio. The borrowing policy is a fundamental policy.

IN ADDITION TO THE ABOVE-REFERENCED LIMITATIONS, PINNACLE FIXED INCOME PORTFOLIO HAS AGREED WITH THE CALIFORNIA DEPARTMENT OF INSURANCE TO LIMIT BORROWINGS AS DESCRIBED ABOVE SO THAT AT ALL TIMES BORROWINGS OUTSTANDING WILL NOT EXCEED 25% OF THE PORTFOLIO'S NET ASSET VALUE.

PUT, CALL AND INDEX OPTIONS: Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Nicholas-Applegate Balanced Portfolio, Dreman Value Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio may purchase put and call options listed on a national securities exchange. Put and call options are traded on the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and NYSE.

A Portfolio may purchase a call on securities to effect a closing purchase transaction, which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligations. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio may write call options if the calls written by any of the Portfolios are covered throughout the life of the option. A call is covered if a Portfolio (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Portfolio or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Portfolio maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call. When a Portfolio writes a call on a security, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio loses the opportunity for any gain from an increase in the market price of the underlying security over the exercise price.

Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio also may write listed put options. A Portfolio may write puts only if they are secured. Zweig Equity (Small Cap) Portfolio also may write OTC put options. A put is secured if a Portfolio (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. The Portfolio may purchase a put on the underlying security to effect a closing purchase transaction, except in those circumstances, which are believed by the Sub-Adviser to be rare, when it is unable to do so.

A Portfolio will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Portfolio if the premium, plus commission costs, paid by it to purchase the call or put is less (or greater) than the premium, less commission costs, received by it on the sale of a call or put. A gain will be realized if a call or a put which the Portfolio has written lapses unexercised, because the Portfolio would retain the premium.

Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Dreman Value Portfolio, Zweig Equity (Small
Cap) Portfolio and Pinnacle Fixed Income Portfolio may purchase and sell securities index options. One effect of such transactions is to hedge all or part of the Portfolio's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

A Portfolio's successful use of options on indexes depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Portfolio. For additional discussion of risks associated with these transactions, see the Statement of Additional Information.

Morgan Stanley Worldwide High Income Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio may purchase and write options on the OTC market (OTC options). The staff of the SEC has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a primary dealer in U.S. Government securities is the other party to an option contract written by a Portfolio and that Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is in-the-money). Although the Sub-Advisers do not believe that OTC options are generally illiquid, pending resolution of this issue, the Portfolios will conduct their operations in conformity with the views of the SEC staff.

New forms of option instruments are continuing to evolve and each of the Portfolios named above may invest in such new option instruments and variations of existing option instruments, subject to such Portfolio's investment restrictions. Each of Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Nicholas-Applegate Balanced Portfolio, Dreman Value Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio will each attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits. The extent to which each Portfolio may purchase options may be limited by the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), and the Portfolio's intention to qualify as such.

The Fund's custodian, or a securities depository acting for it, will act as escrow agent as to the securities on which a Portfolio has written puts or calls, or as to other securities acceptable for such escrow, so that no margin deposit will be required of the Portfolio. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio.

FUTURES CONTRACTS AND RELATED OPTIONS: Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Dreman Value Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Dreman Value Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio may purchase and sell stock index futures contracts and Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio may purchase options on such contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates and conditions affecting particular industries may have on the values of securities held in each such Portfolio's portfolio, or which it intends to purchase, and not for the purpose of speculation.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Portfolio holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Sub-Adviser might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the costs of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if the market price declines, the Portfolio would pay more than the market price for the underlying securities. The net cost to the Portfolio would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

There is no assurance that it will be possible, at any particular time, to close a futures position. In the event that a Portfolio could not close a futures position and the value of the position declined, the Portfolio would be required to continue to make daily cash payments of maintenance margin. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to conditions in the futures markets because futures markets may have daily market price movement limits for futures contracts. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and a Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of long-term securities in a Portfolio, but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Successful use of futures contracts by a Portfolio is subject to the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, currency exchange rates, market prices and other factors affecting markets for debt securities.

A Portfolio may not enter into futures contracts or purchase or write related options unless it complies with rules and interpretations of the Commodity Futures Trading Commission (CFTC) which require, among other things, that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, that the Portfolio will not enter into futures and related options transactions if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Portfolio's total assets (calculated in accordance with CFTC regulations).

ILLIQUID SECURITIES: Each Portfolio may invest up to 10% (15% in the case of Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its net assets in illiquid securities, including securities the disposition of which is restricted under Federal securities laws, securities which are not readily marketable, OTC options, repurchase agreements which have a maturity of longer than seven days and, in the case of Morgan Stanley Worldwide High Income Portfolio, certain loan participations and assignments and structured financings. Securities that are freely marketable in the countries where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. The Portfolios will not include, for purposes of the percentage restrictions on illiquid investments described above, securities sold pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities) so long as such securities meet liquidity guidelines established by the Fund's Board of Directors.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS: Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio may each invest substantially all of their assets in securities of foreign issuers. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may invest up to 15% of the value of their net assets in securities of foreign issuers. Nicholas-Applegate Balanced Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Pinnacle Fixed Income Portfolio may invest up to 10% of its net assets in securities of foreign issuers.

Each Portfolio named above and Dreman Value Portfolio may purchase ADRs, which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are not subject to the above percentage limitations. Morgan Stanley Worldwide High Income Portfolio may also invest in Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as Depositary Receipts), to the extent that such Depositary Receipts become available. GDRs, EDRs and other types of Depositary Receipts (except ADRs) are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs include American Depositary Shares and New York Shares. Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipts. The depositary of an unsponsored Depositary Receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. The Portfolios may invest in sponsored and unsponsored Depositary Receipts. For purposes of Morgan Stanley Asian Growth and Morgan Stanley Worldwide High Income Portfolios' investment policies, the Portfolios' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Investing in the securities of foreign companies, foreign branches of domestic banks and foreign governments (see "Foreign Government Securities" and "Foreign Bank and Foreign Branch Instruments" below) involves special risks and considerations not typically associated with investing in the United States. These include differences in accounting, auditing and financial reporting standards, limited publicly available information with respect to foreign issuers, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investing in securities of issuers in emerging countries, including certain Asian countries, involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital, (2) currency fluctuations, (3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and (5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries may not be equivalent to U.S. standards, and therefore disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States. Many of these countries may have less stable political environments than western democracies. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. For further information concerning emerging country securities, see "Foreign Government Securities" and "Asian and Emerging Country Debt Securities" below and "Investment Policies and Limitations -- Brady Bonds" in the SAI.

FOREIGN GOVERNMENT SECURITIES. Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio may each invest without limit, and Renaissance Balanced Portfolio and Pinnacle Fixed Income Portfolio may invest up to 10% of their respective total assets, in obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of quasi-governmental agencies and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or equivalent governmental instrumentalities, including quasi-governmental agencies.

Investments in emerging country government debt securities involve special risks. Certain emerging countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

See "Foreign Securities and Depositary Receipts" above for a discussion of additional risks of investing in foreign government securities.

 FOREIGN BANK AND FOREIGN BRANCH INSTRUMENTS. Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio and the Money Market Portfolio may invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in obligations of U.S. branches of domestic banks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Portfolio. Additionally, there may be less publicly available information about foreign banks and foreign branches of U.S. banks, as these institutions may not be subject to the same regulatory requirements as domestic banks.

FOREIGN CURRENCY TRANSACTIONS: Morgan Stanley Asian Growth Portfolio may enter into foreign currency forward contracts. Morgan Stanley Worldwide High Income Portfolio and Pinnacle Fixed Income Portfolio may enter into foreign currency forward contracts, foreign currency futures contracts and foreign currency options (as described in additional detail below). These contracts are used to minimize the risk to the Portfolio from unfavorable changes in the relationship between the U.S. dollar and foreign currencies.

The Portfolios may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging), and to protect the value of specific portfolio positions (position hedging). They also may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Sub-Adviser anticipates that there will be a correlation between the two currencies.

If conditions warrant, all of the Portfolios named above may enter into contracts to purchase or sell foreign currencies at a future date (forward contracts) and Morgan Stanley Worldwide High Income Portfolio and Pinnacle Fixed Income Portfolio may purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot (i.e.
cash) rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For hedging purposes, Morgan Stanley Worldwide High Income Portfolio and Pinnacle Fixed Income Portfolio may also purchase exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. A put option on a foreign currency futures contract gives the Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a foreign currency futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

There can be no assurance that any of these strategies, including cross-hedging techniques, if used by a Portfolio, will be successful. The strategies entail special risks, including that (1) the skills needed by the Sub-Adviser to employ hedging instruments are different from those needed to select the Portfolio's securities, (2) there may not be any correlation, or an imperfect one, between price movements of hedging instruments and price movements of the securities being hedged, (3) while hedging strategies may reduce the risk of loss, they offset favorable price movements in hedged investments, thereby reducing the opportunity for gain or even resulting in losses, and (4) the Portfolio may be unable to sell a security at an opportune time, or may be required to sell a security at a disadvantageous time, due to the need for the Portfolio to maintain cover or to segregate securities for hedging transactions or to the inability of the Portfolio to close out its hedged position.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED PURCHASES: Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio and Pinnacle Fixed Income Portfolio may purchase securities under a firm commitment agreement or on a when-issued basis. Firm commitment agreements and when-issued purchases call for the purchase of securities at an agreed-upon price on a specified future date, and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated. The Portfolio as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. A Portfolio will not enter into such transactions for the purpose of leveraging, and accordingly will segregate U.S.

Government securities, cash or cash equivalents with its custodian equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities and securities subject to the firm commitment agreement.

DEBT SECURITIES: Renaissance Balanced Portfolio, Nicholas-Applegate Balanced Portfolio and Pinnacle Fixed Income Portfolio may invest a substantial portion of their assets in investment grade debt securities, which are debt securities rated in one of the four highest grades assigned by S&P or Moody's or, if unrated, determined by the Sub-Adviser to be of comparable quality to securities having such a rating. Debt securities rated BBB or higher by S&P or Baa or higher by Moody's are investment grade, although Moody's considers debt securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of securities rated BBB or Baa to make principal and interest payments than issuers of higher rated securities. See Appendix A for a description of ratings assigned by S&P and Moody's.

Morgan Stanley Worldwide High Income Portfolio may invest without limit, and Pinnacle Fixed Income Portfolio may invest up to 15% of its total assets, in securities rated below investment grade, including securities rated in the lowest grades of S&P (D) or Moody's (C) or in unrated securities of comparable quality. Securities rated BB or Ba or lower (and comparable unrated securities) are commonly referred to as junk bonds. Securities rated D by S&P are in default.

Debt securities rated below investment grade are considered by the rating agencies to be predominantly speculative regarding the issuer's ability to pay interest and repay principal and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Ratings of debt securities represent the rating agency's opinion regarding quality of the securities, but are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Sub-Adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Also, rating agencies may fail to make timely changes in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. Recently, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit a Portfolio's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market. In addition, the prices for lower rated debt securities may be affected by legislative and regulatory developments.

ASIAN AND EMERGING COUNTRY SECURITIES: Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio define Asian securities and emerging country securities, respectively, to include securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an Asian or emerging country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an Asian or emerging country. Each Portfolio may invest in companies organized and located in countries other than an Asian or emerging country, respectively, including companies having their entire production facilities outside of an Asian or emerging country when securities of such companies meet one or more elements of the Portfolio's definition of an Asian or emerging country security and so long as the Sub-Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such Asian or emerging country.

SHORT SALES: Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Nicholas-Applegate Balanced Portfolio and Zweig Equity (Small Cap) Portfolio may engage in short sales. When a Portfolio makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Portfolio replaces the borrowed security. To deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio may, but will not necessarily, receive interest on such proceeds. The Portfolio must pay to the broker any dividends or interest payable on the security until it replaces the security.

The Portfolio's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Portfolio will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Portfolio will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Portfolio may have to pay in connection with such short sale.

The Portfolios may enter into short sales against the box. A short sale is against the box when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

WARRANTS: Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Nicholas-Applegate Balanced Portfolio and Zweig Equity (Small Cap) Portfolio may invest in warrants, which are basically an option to purchase securities at a specific price valid for a specific period of time. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities.

A Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). It should be noted that if the market price of the underlying security never exceeds the exercise price, the Portfolio will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price and the right to purchase the underlying security.

REVERSE REPURCHASE AGREEMENTS: Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Pinnacle Fixed Income Portfolio and the Money Market Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account with its custodian consisting of U.S. Government securities or cash or cash equivalents equal (on a daily marked-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). The Portfolio will invest the proceeds in other money market instruments or repurchase agreements maturing simultaneously with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Renaissance Balanced Portfolio, Pinnacle Fixed Income Portfolio and the Money Market Portfolio may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed 5% of the current market value of the Portfolio's total assets (less its liabilities other than obligations under such agreements).

CONVERTIBLE SECURITIES: Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio and Pinnacle Fixed Income Portfolio may invest in convertible securities. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the convertibility feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the convertible security will also vary to some degree inversely with interest rates. Convertible securities that are rated below BBB by S&P or Baa by Moody's or comparable unrated securities as determined by the Sub-Adviser may share some or all of the risks of debt securities rated below investment grade. For a description of these risks, see "Debt Securities" above.

INTEREST RATE PROTECTION TRANSACTIONS: Pinnacle Fixed Income Portfolio may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the notional principal amount) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Portfolio expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment. There can be no assurance that the objective of these strategies and techniques will be achieved.

The Portfolio may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Sub-Adviser and the Portfolio believe such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Portfolio.

The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by the Sub-Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. There can be no assurance that the objective of these strategies and techniques will be achieved.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.


ASSET-BACKED SECURITIES: Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio and Pinnacle Fixed Income Portfolio may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of leases, retail installment loans or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or CARS) and unsecured (such as Credit Card Receivable Securities or CARDS). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities (see "Mortgage-Backed Securities" above), underlying automobile sales contracts or credit card receivables are subject to the risk of prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If consistent with their investment objective and policies, the Portfolios indicated above may invest in other asset-backed securities that may be developed in the future.

Certain asset-backed securities may be deemed to constitute investment companies under the 1940 Act. Pinnacle Fixed Income Portfolio intends to conduct its operations in a manner consistent with this view, and therefore the Portfolio generally may not invest more than 10% of its total assets in such securities without obtaining appropriate regulatory relief.

LOAN PARTICIPATIONS AND ASSIGNMENTS: Morgan Stanley Worldwide High Income Portfolio may invest in fixed and floating rate loans (Loans) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (Lenders). The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans (Participations) and assignments of all or a portion of Loans (Assignments) from third parties. In the case of Participations, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Sub-Adviser to be creditworthy. When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

STRUCTURED INVESTMENTS: Morgan Stanley Worldwide High Income Portfolio may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities (Structured Securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

               DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

Net investment income from interest and dividends and substantially all of any net realized capital gains (which are not offset or eliminated for Federal income tax purposes) will be declared and paid annually by each Portfolio, other than the Money Market Portfolio, when results for the fiscal year are known. Net realized short-term capital gains may be paid annually or more frequently.

The Money Market Portfolio declares as dividends on each Business Day on which the NYSE is open for business all of its net investment income. Such dividends are payable to shareholders of record as of the close of regular trading on the NYSE on the preceding Business Day and are paid monthly. A Business Day is any weekday on which the NYSE is open for business. Net investment income of the Portfolio is accrued interest and earned discount, inclusive of both original issue and market discounts, minus amortization of market premium and applicable expenses. Net investment income is determined and dividends declared immediately before the calculation of net asset value per share. The Portfolio normally will distribute annually any net short-term capital gain when results from the previous fiscal year are known, but it may make more frequent distributions of such gain to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Portfolio does not expect to realize any long-term capital gain.

Dividends from net investment income and net realized capital gains will be distributed in additional shares of the Portfolio making the distribution. Dividends or distributions by a Portfolio other than the Money Market Portfolio (which attempts to maintain a constant $1.00 per share net asset value) reduce the per share net asset value by the per share amount so paid.

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, each Portfolio must, among other things, meet certain source of income and diversification of asset tests. In any fiscal year in which a Portfolio so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital losses), the Portfolio generally will be relieved of Federal income tax on amounts distributed to shareholders. See the Statement of Additional Information for more information about this tax and its applicability to each Portfolio. The tax implications of an investment in a certificate are described in the prospectus for the certificates.

                              VALUATION OF SHARES

The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of business on the NYSE, which currently is 4:00 P.M., New York City time. Each Portfolio's net asset value per share is calculated separately.

For all Portfolios other than the Money Market Portfolio, the net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair market value under the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio.

For the Money Market Portfolio, net asset value is computed by dividing the value of the investments and other assets minus liabilities by the number of shares outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value. See the Statement of Additional Information for a description of certain conditions and procedures followed by the Portfolio in connection with amortized cost valuation.

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.


                           PURCHASES AND REDEMPTIONS

Shares of Portfolios of the Fund are offered to separate accounts of Integrity and National Integrity in connection with certain certificates they issue. Some Portfolios may not be available in certain states due to applicable state insurance law and regulations, and not all Portfolios may be available for all certificates issued by Integrity and National Integrity.

The separate accounts purchase shares of the Portfolios without a sales charge at the net asset value per share next determined after receipt of the complete purchase order. Shares of each Portfolio are redeemed at net asset value without any redemption charge. Payment upon redemption of Fund shares is normally made within seven days of receipt of such request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations).


                             MANAGEMENT OF THE FUND

THE MANAGER, SUB-ADVISERS AND DISTRIBUTOR

Under Maryland law and the Fund's Articles of Incorporation and By-Laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

ARM CAPITAL ADVISORS, INC., 200 Park Avenue, 20th Floor, New York, New York 10166, serves as investment manager to all the Portfolios of the Fund. ARM, the parent of the Manager, is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. (Morgan Stanley), own approximately 91% of the outstanding shares of voting stock of ARM. The address of ARM is 515 West Market Street, Louisville, Kentucky 40202. The address of each of Morgan Stanley and the investment funds sponsored by it is 1221 Avenue of the Americas, New York, New York 10020. At June 30, 1996, the Manager had investments totalling approximately $5.7 billion under management and fiduciary control.

The Manager assumed the duties and responsibilities of Integrity as investment manager to the Fund on February 1, 1996, following an internal reorganization. Both the Manager and Integrity are wholly-owned subsidiaries of ARM. The transaction involving the transfer of duties and responsibilities to the Manager did not result in a change in the actual management or control of the investment manager of the Fund; there was no change in the management or personnel actually providing advisory services to the Fund; and there was no change in the terms of the Fund's management agreement, including no change in the compensation received by the investment manager. The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. The Manager is also the investment adviser to the mutual funds comprising the State Bond Group.

On August 25, 1994, Integrity purchased for its own account approximately 450,000 shares of the Morgan Stanley Worldwide High Income Portfolio, at net asset value, for an aggregate purchase price of $4.5 million. Integrity has indicated that it will vote all of the shares that it owns for its own account in the Portfolio on any matter requiring the vote of shareholders in the same proportion as votes are cast by certificate holders relating to the Portfolio. Integrity has also indicated that it intends to redeem its shares on a dollar-for-dollar basis to the extent, and at the same time as, the Portfolio has sales in respect of certificate holders. As of September 30, 1996, approximately 13,686 shares, having a fair value of approximately $0.2 million and constituting approximately 2.8% of the outstanding shares of the Portfolio, were held by Integrity for its own account.

On April 1, 1996, Integrity purchased for its own account 478,905 shares of the Pinnacle Fixed Income Portfolio, at net asset value, for an aggregate purchase price of $5.1 million. As Integrity owned approximately 49.7% of the shares of the Portfolio as of that date, Integrity may be deemed to control the portfolio within the meaning of the 1940 Act. Integrity has indicated that it will vote all of the shares that it owns for its own account in the Portfolio on any matter requiring the vote of shareholders in the same proportion as votes are cast by certificate holders relating to the Portfolio. Integrity has also indicated that it intends to redeem its shares on a dollar-for-dollar basis to the extent, and at the same time as, the Portfolio has sales in respect of certificate holders. As of September 30, 1996, approximately 454,466 shares, having a fair value of approximately $4.9 million and constituting approximately 49.4% of the outstanding shares of the Portfolio, were held by Integrity for its own account.

MORGAN STANLEY ASSET MANAGEMENT INC., 1221 Avenue of the Americas, New York, New York 10020, serves as the Sub-Adviser to Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio. MSAM, a wholly-owned subsidiary of Morgan Stanley Group, Inc., conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1996, MSAM had investments totaling approximately $103.5 billion under management and fiduciary advisory control.

Ean Wah Chin, Kiat Seng Seah, Joseph Tern Yuh Sheng and Richard Toh Boon Hwee have primary responsibility for the Morgan Stanley Asian Growth Portfolio. Ean Wah Chin is a Managing Director of Morgan Stanley & Co. Incorporated, and is responsible for MSAM's regional Asian ex-Japan operations based in Singapore. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager of one of the largest portfolios in Asia. Ms. Chin was an ASEAN scholar educated at the University of Singapore. Kiat Seng joined MSAM Singapore in September 1990 as a portfolio manager/analyst specializing in the Southeast Asian markets and is now a Principal of the firm. He is currently responsible for investing in China, Hong Kong, Taiwan and Korea. He came from Barclays de Zoete Wedd (BZW), where he was a senior investment analyst who helped pioneer BZW's research effort in Singapore. Kiat Seng is a Chartered Financial Analyst and a qualified real estate valuer who has also worked for the Singapore Ministry of Finance. He was a Colombo Plan Scholar educated in New Zealand. Joseph Tern joined MSAM Singapore as a portfolio manager specializing in Singapore and Malaysian stock markets. He is currently a Vice President and is also responsible for the Indonesian market. Prior to joining Morgan Stanley, he spent four and a half years with UOB Asset Management where he managed unit trusts and institutional accounts. He also spent one year as an auditor with Deloitte, Haskins and Sells. He is a Chartered Financial Analyst. He received an undergraduate degree (hons) in Accounting from the National University of Singapore. Richard Toh joined MSAM Singapore in 1993. He is a Vice President of the firm and is currently responsible for investments in Thailand, Philippines, India, Australia and New Zealand. Prior to joining MSAM, he spent four years at DBS Asset Management managing fixed income currency portfolios as well as international equity portfolios invested in Taiwan, Korea and Japan. He graduated in 1989 from the National University of Singapore, where he studied Business Administration.

Robert Angevine and Paul Ghaffari have primary responsibility for the Morgan Stanley Worldwide High Income Portfolio. Robert Angevine is a Principal of Morgan Stanley & Co. Incorporated and the portfolio manager for high yield investments. Prior to joining Morgan Stanley in October 1988, he spent over eight years at Prudential Insurance, where he was responsible for the largest open-end high yield mutual fund in the country. Mr. Angevine also manages high yield assets for one of the largest corporate pension funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. He served two years as a Lieutenant in the U.S. Army. Paul Ghaffari is a Principal of Morgan Stanley & Co. Incorporated and portfolio manager for Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining MSAM, he was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. From 1983 to 1992, Mr. Ghaffari worked in the LDC Sales and Trading Department and the Mortgage-Backed Securities Department at J.P. Morgan & Co., Inc. and worked in the Treasury department at the Morgan Guaranty Trust Co. He holds a B.A. in International Relations from Pomona College and a M.S. in Foreign Service from Georgetown University.

RENAISSANCE INVESTMENT MANAGEMENT, 1700 Young Street, Cincinnati, Ohio 45210, serves as the Sub-Adviser to the Renaissance Balanced Portfolio. Renaissance is a recognized leader in providing quantitatively-based investment management strategies to individual and institutional clients of all types, including corporate, endowment, religious, foundation, public and Taft-Hartley funds. As of June 30, 1996, the firm managed in excess of $1.5 billion in assets.

Michael E. Schroer, Managing Director, is responsible for the day-to-day management of the Renaissance Balanced Portfolio and has been since the Portfolio's inception. Mr. Schroer has served as Director of Research and as a portfolio manager at Renaissance since January 1984.

Affiliated Managers Group, Inc. (AMG), a Delaware corporation, is the Managing General Partner of Renaissance and may be deemed the parent of Renaissance. AMG was established in December 1993 to obtain investment interests in high quality investment management firms. AMG may be deemed to be controlled by Advent VII, L.P., a Delaware limited partnership which is the largest single stockholder of AMG. The sole general partner of Advent VII, L.P. is TA Associates VII, L.P., a Delaware limited partnership, and the sole general partner of TA Associates VII, L.P. is TA Associates, Inc., a Delaware corporation which, together with its predecessors, has directly or indirectly invested in more than 200 enterprises prior to its investment in AMG.

ZWEIG/GLASER ADVISERS, 5 Hanover Square, New York, New York 10004, serves as the Sub-Adviser for the Zweig Asset Allocation Portfolio and Zweig Equity (Small
Cap) Portfolio. Glaser Corp., a Delaware corporation formed by Eugene J. Glaser, and Zweig Management Corp., a Delaware corporation controlled by Dr. Martin E. Zweig, are the general partners of Zweig/Glaser. Dr. Zweig is also Chairman of Zweig/Glaser. He has provided investment advisory and portfolio management services for 24 years and is currently affiliated with investment advisers, which, as of June 30, 1996 managed over $10 billion in assets, including Avatar Associates, manager of over $4 billion of institutional and pension accounts, of which Dr. Zweig is Research Co-Chairman. Dr. Zweig is also President and Director of The Zweig Fund, Inc. and the Zweig Total Return Fund, Inc., closed-end funds traded on the NYSE with combined assets of over $1 billion. He is also author of various investment advisory newsletters, including The Zweig Forecast, a regular panelist on PBS' television program Wall Street Week with Louis Rukeyser for Over 23 years, and an author of three books: Winning on Wall Street, The ABC's of Market Forecasting, and Winning with New IRAs. Zweig/Glaser also manages Zweig Series Trust, an open-end investment company with aggregate assets as of June 30, 1996 of $2.5 billion (consisting of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Zweig Government Fund and Zweig Cash Fund, Inc.).

Dr. Zweig, who determines the asset allocation strategy for each Portfolio, and David Katzen, who serves as portfolio manager for each Portfolio, are primarily responsible for the day-to-day management of the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio. Dr. Zweig and Mr. Katzen have managed the Portfolios since inception. Mr. Katzen is First Vice President of Zweig/Glaser Advisers and has held various positions with the Zweig organization during the past eight years.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 West Broadway, 30th Floor, San Diego, California 92101, serves as Sub-Adviser to the Nicholas-Applegate Balanced Portfolio. Founded in 1984, Nicholas-Applegate is a California limited partnership. The general partner of Nicholas-Applegate is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Nicholas-Applegate provides investment management services to institutional and individual clients. It serves as sub-adviser for Nicholas-Applegate Growth Equity Fund and Harbor Growth Fund and as adviser of Nicholas-Applegate Mutual Funds, open-end investment companies. At June 30, 1996, Nicholas-Applegate had assets under management of $31 billion.

The Nicholas-Applegate Balanced Portfolio is managed primarily by John Wylie, Partner, and Nicholas-Applegate's systems-driven management team. Mr. Wylie joined Nicholas-Applegate as head of institutional marketing activities in 1987 and has managed fixed income and convertible securities since 1989. He has been responsible for the management of the fixed income portion of the Portfolio since its inception. The systems-driven investment management team which manages the equity portion of the Portfolio has been under the supervision of Lawrence
S. Speidell since March 1994. In overseeing the activities of the entire Global/Systematic team, Mr. Speidell is responsible for portfolio management and the development, enhancement and application of the firm's quantitative disciplines. He also guides the firm's international, domestic and global research efforts. Prior to joining Nicholas-Applegate in 1994, Mr. Speidell spent ten years with Batterymarch Financial Management, where his wide-ranging responsibilities for portfolio management included development of domestic and international portfolio strategies, portfolio optimization, trading techniques and client relationships. Mr. Speidell was also Senior Vice President and Portfolio Manager at Putnam Management Company from 1971 to 1983, and served as a member of that firm's Investment Policy Committee. He is a past president of the Boston Securities Analysts Society and a past director of the Investor Responsibility Research Center in Washington, D.C. Mr. Speidell earned his B.E. in Mechanical Engineering from Yale University and his M.B.A. from Harvard University.

HARRIS BRETALL SULLIVAN & SMITH, INC., One Sansome Street, Suite 3300, San Francisco, California 94104, serves as the Sub-Adviser to the Harris Bretall Sullivan & Smith Equity Growth Portfolio. Harris Bretall Sullivan & Smith was founded in 1971 and is owned equally by W. Graeme Bretall, President, John J. Sullivan, Treasurer, and Henry B. Dunlap Smith. The firm provides investment management services to institutions and individuals, and at June 30, 1996, had assets under management of approximately $2.74 billion.

W. Graeme Bretall, CFA, a Principal of Harris Bretall Sullivan & Smith, is the Partner in charge of the Portfolio. Joseph Calderazzo, Vice President, Portfolio Manager and Co-Chair of the Investment Committee, is the portfolio manager who is primarily responsible for the day-to-day management of the assets in the Harris Bretall Sullivan & Smith Equity Growth Portfolio, and has served in this function since 1994. During the past five year period, Mr. Bretall has served as President of Harris Bretall Sullivan & Smith. Mr. Calderazzo joined Harris Bretall Sullivan & Smith as a Portfolio Manager in 1990, and also serves as the firm's analyst for Political and Governmental Affairs. While Mr. Calderazzo will make the final investment buy and sell decisions for the Portfolio, there are never any deviations from the firm's strategic guidelines. A team approach is utilized at Harris Bretall Sullivan & Smith so that the consensus decisions made in the firm's weekly Investment Committee meeting are simultaneously implemented in all tax-exempt and fully discretionary portfolios.

DREMAN VALUE ADVISORS, INC., 280 PARK AVENUE, 40TH FLOOR, NEW YORK, NEW YORK 10017, serves as the Sub-Adviser to the Dreman Value Portfolio. As of June 30, 1996, Dreman managed over $2.46 billion. Clients include public funds, corporate benefit funds, college endowments and foundations, Taft-Hartley funds, and other institutional accounts. In addition, Dreman serves as investment adviser to the Kemper-Dreman Mutual Group, Inc., which consists of three portfolios, Kemper-Dreman Contrarian Fund, Kemper-Dreman High Return Fund, and Kemper-Dreman Small Cap Fund.

All investment decisions by Dreman for the Dreman Value Portfolio are made by an investment committee, which includes a group of senior investment professionals.

Dreman, a Delaware corporation, an indirect wholly owned subsidiary of Zurich Insurance Company (Zurich), was formed in August, 1995 in order to purchase substantially all of the assets of Dreman Value Management, L.P., Dreman's predecessor organization. Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Zurich's primary business is as an insurer. Together with its predecessor organizations, Dreman has been in the investment management business since 1977.

J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036, serves as the Sub-Adviser for the Pinnacle Fixed Income Portfolio. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. As of June 30, 1996, J.P. Morgan had assets under management of over $151 billion.

The following persons are primarily responsible for the day-to-day management and implementation of J.P. Morgan's process for Pinnacle Fixed Income Portfolio (their business experience for the past five years is indicated parenthetically): Ronald Arons, Vice President (employed by J.P. Morgan since September 1994, previously a portfolio manager with MetLife Investment Management Corp.) and Arun Lyng, Vice President (employed BY J.P. Morgan since March 1992, previously a portfolio manager with Aetna Capital Markets).

Prior to April 1, 1996, Pinnacle Fixed Income Portfolio (formerly called Mitchell Hutchins Fixed Income PortfoliO) had as its Sub-Adviser Mitchell Hutchins Institutional Investors, Inc.

Each Portfolio pays the Manager a fee based on an annual percentage of the average daily net assets of such Portfolio. The management fees are deducted from the assets of each Portfolio and paid monthly, but are accrued daily for purposes of determining the value of a share of each Portfolio on each day the NYSE is open for trading. (See "Valuation of Shares".) For the services provided to each of the Portfolios, the Manager (and not the Fund) pays each Sub-Adviser a monthly fee based on an annual percentage of the average daily net assets of the respective Portfolio. The annual percentage of average daily net assets payable by each Portfolio to the Manger and by the Manager to each Sub-Adviser is set forth below. The fees paid by certain of the Portfolios may be higher than those paid by other investment companies.



                                              Annual Percentage of           Annual Percentage
                                            Average Net Assets Paid           of Average Net
                                          By Portfolio to the Manager         Assets Paid By
                                                                        the Manager to Sub-Adviser
Morgan Stanley Asian Growth Portfolio            1.00%                         .85%
Morgan Stanley Worldwide High Income
  Portfolio                                       .85%                         .70%
Renaissance Balanced Portfolio                    .65%                         .50%
Zweig Asset Allocation Portfolio                  .90%                         .75%
Nicholas-Applegate Balanced Portfolio             .65%                         .50%
Harris Bretall Sullivan & Smith Equity
  Growth Portfolio                                .65%                         .50%
Dreman Value Portfolio                            .65%                         .50%
Zweig Equity (Small Cap) Portfolio               1.05%                         .90%
Pinnacle Fixed Income Portfolio                   .70%                         .50%
ARM Capital Advisors Money                        .50%                          --
  Market Portfolio

SBM Financial Services, Inc. (SBMFS), a wholly-owned subsidiary of ARM, acts as Distributor of the Portfolios' shares without remuneration from the Fund or the Portfolios. SBMFS is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. SBMFS's address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

                                    EXPENSES

The Fund bears all expenses of its operations other than those borne by the Manager or SBMFS as distributor. In particular, the Fund pays (and allocates among the respective Portfolios): investment management fees; transaction costs, including brokerage commissions; record keeping agent fees; custodian fees; legal fees; audit fees; shareholder reports expenses; registration fees; proxy and shareholder meeting expenses; and the fees and expenses of Directors who are not interested persons of the Fund, within the meaning of the 1940 Act. In addition, a portion of the expenses of organizing the Fund and of the initial registration of its shares under federal securities laws will be charged to the Fund's operations, as an expense, over a period not exceeding five years.

The Manager has agreed to reimburse the respective Portfolios on a pro rata basis up to the amount of their respective fees to the extent that the total expenses of a Portfolio in a given year (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed any applicable state expense limitations.

The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the management fee, to .50% of average net assets on an annualized basis, except that the Manager voluntarily limits the expenses of Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio, other than for brokerage commissions and the management fee, to 1.00% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

SPECIAL MEETINGS OF SHAREHOLDERS
--------------------------------

On November 7, 1995, a special meeting of shareholders of the Renaissance Balanced portfolio was held to consider approval of a new sub-advisory agreement between Integrity as investment manager and Renaissance as sub-adviser for the Portfolio. There were 500,352.348 votes cast for the proposal, 11,942.092 votes cast against the proposal, and 20,326.125 abstentions.

On November 7, 1995, a special meeting of shareholders of the Dreman Value Portfolio was held to consider (1) approval of an interim sub-advisory agreement between Integrity as investment manager and Dreman as sub-adviser for the Portfolio; and (2) approval of a new sub-advisory agreement between Integrity as investment manager and Dreman as sub-adviser for the Portfolio, to become effective upon the purchase by Zurich of a controlling interest in the parent company of Dreman. With respect to proposal 1, there were 204,613.58 votes cast for the proposal, 9,107.476 votes cast against the proposal, and 16,456.702 abstentions. With respect to proposal 2, there were 204,853.232 votes cast for the proposal, 9,107.476 votes cast against the proposal, and 16,217.05 abstentions.

On May 17, 1996, a special meeting of shareholders of the ARM Capital Advisors Money Market Portfolio was held to consider approval of amendments to the Management Agreement between the Fund and the Manager, including a reduction of the investment advisory fee for the Portfolio. There were 314,998.33 votes cast for the proposal, no votes cast against the proposal, and 1,555.29 abstentions.

On May 17, 1996, a special meeting of shareholders of the Pinnacle Fixed Income Portfolio was held to consider (1) approval of amendments to the Management Agreement between the Fund and the Manager, including a reduction of the investment advisory fee for the Portfolio; and (2) approval of a new sub-advisory agreement between the Manager and J.P. Morgan as sub-adviser for the Portfolio. With respect to proposal 1, there were 153,924.241 votes cast for the proposal, no votes cast against the proposal, and 1,541.941 abstentions. with respect to proposal 2, there were 149,686.124 votes cast for the proposal, 4,238.117 votes cast against the proposal, and 1,541.941 abstentions.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

As a general matter, each Sub-Adviser arranges for the purchase and sale of the respective Portfolio's securities and selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Sub-Advisers may select broker-dealers which provide them with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those other broker-dealers may have charged if, in their view, the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

Brokerage arrangements with affiliates of the Manager or the Sub-Advisers, if any, will be in accordance with the 1940 Act and the rules and regulations promulgated thereunder. No transactions may be effected by a Portfolio with an affiliate of the Manager or a Sub-Adviser acting as principal for its own account, except to the extent permitted by law.

Transactions in money market securities, other government securities and most other fixed income securities are principal transactions, on which no brokerage commission is paid. These transactions are normally effected with major dealers in money market instruments, government securities or such fixed income securities. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. OTC purchases and sales are normally made with principal market-makers, except where, in the opinion of the Sub-Adviser, the best executions are available elsewhere.

The Portfolios described in "Description of Various Securities and Investment Techniques--Futures Contracts and Related Options" may incur transaction costs in connection with the acquisition of futures contracts and options thereon.

For reporting purposes, a Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, securities whose maturities at the time of acquisition were one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities. Options activities may increase the turnover rate for a Portfolio, because the exercise of calls written by the Portfolio and puts owned by the Portfolio would cause the Portfolio to sell the underlying securities. Increased portfolio turnover may result in greater brokerage commissions. See "Financial Highlights" for information as to the Portfolios' portfolio turnover rates for the periods from commencement of operations through June 30, 1993 and the fiscal years ended June 30, 1994, 1995 and 1996.

                               OTHER INFORMATION

CUSTODIAN: Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as custodian of the assets of all of the Portfolios and may employ sub-custodians approved by the Board of Directors of the Fund in accordance with the regulations of the Securities and Exchange Commission.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT: Investors Fiduciary Trust Company also acts as transfer agent, dividend disbursing agent and recordkeeping agent.

PERFORMANCE INFORMATION: The Fund may, from time to time, calculate the yield and effective yield of the Money Market Portfolio, the yield of other Portfolios or total return of all Portfolios and may include such information in reports to shareholders. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Performance information for the Portfolios is contained in the Fund's annual reports to shareholders, which may be obtained without charge.

Current yield for the Money Market Portfolio will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then annualized (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Money Market Portfolio is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings on reinvested dividends. For the remaining Portfolios, any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Portfolio over certain periods that will include periods of 1, 5, and 10 years (up to the life of the Portfolio), will reflect the deduction of a proportional share of Portfolio expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid.

For a description of the methods used to determine yield and total return for the Portfolios, see the Statement of Additional Information.

                                                                      Appendix A

               DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER

Description of relevant commercial paper ratings of Standard & Poor's Ratings Group ("S&P") are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Description of the relevant commercial paper ratings of Moody's Investors Service, Inc. ("Moody's") are as follows:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --      Leading market positions in well-established industries.

       --      High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurement and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE BONDS

Descriptions of the bond ratings of S&P are:

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A  --     Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC or C--Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

D  --     Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Descriptions of the bond ratings of Moody's are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  --   Bonds which are rated Baa are considered as medium grade obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  --    Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   --    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  --    Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C   --    Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

STATEMENT OF ADDITIONAL INFORMATION
===================================

THE LEGENDS FUND, INC.(TM)                           200 East Wilson Bridge Road
                                                        Worthington, Ohio  43085
                                                       Telephone: 1-800-325-8583

The Legends Fund, Inc. (Fund) is an open-end management investment company with multiple portfolios available for investment. Shares of the Portfolios are currently sold only to separate accounts of Integrity Life Insurance Company (Integrity) and National Integrity Life Insurance Company (National Integrity) as an investment medium for variable annuity certificates and contracts (certificates) they issue. The Fund's current portfolios and their investment objectives are:

  . MORGAN STANLEY ASIAN GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in the common stocks of Asian issuers, excluding Japan.

  . MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation. It invests primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

  . RENAISSANCE BALANCED PORTFOLIO seeks capital appreciation and income in rising markets and capital preservation in declining markets. Its assets are allocated among equity issues, United States Government and agency issues (including mortgage-backed securities), investment grade/dollar denominated bonds, and investment grade cash equivalent issues.

  . ZWEIG ASSET ALLOCATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks which are comparable to Blue Chip Stocks (as defined in "Investment Objective and Policies" in the Fund's Prospectus).

  . NICHOLAS-APPLEGATE BALANCED PORTFOLIO seeks maximum total return in both the equity and fixed income portion of its investments. It generally allocates 60%-65% of assets to equity securities and 35%-40% of assets to U.S. government securities and cash equivalent issues.

  . HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks of established companies with proven records of superior and consistent growth.

  . DREMAN VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. It invests primarily in equity securities considered by the Sub-Adviser to be undervalued.

  . ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in Small Company Stocks (as defined in "Investment Objective and Policies" in the Fund's Prospectus).

  . PINNACLE FIXED INCOME PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital. It invests primarily in corporate debt securities, U.S. Government securities (including mortgage-backed securities issued by GNMA, FNMA and FHLMC) and asset-backed securities. Pinnacle Fixed Income Portfolio is advised by J.P. Morgan Investment Management Inc.

  . ARM CAPITAL ADVISORS MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. It invests in high-grade money market instruments with remaining maturities of 13 months or less, and repurchase agreements secured by such instruments. While the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

Morgan Stanley Worldwide High Income Portfolio invests predominately in lower rated and unrated bonds, commonly referred to as "junk bonds." Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal and are subject to greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in this Portfolio. See "Description of Various Securities and Investment Techniques -- Debt Securities" in the Fund's Prospectus.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 1, 1996. A copy of the Prospectus may be obtained by calling or writing to the Fund at the telephone number or address shown above. This SAI is incorporated by reference into the Prospectus.

                Statement of Additional Information dated November 1, 1996

                               TABLE OF CONTENTS



INVESTMENT POLICIES AND LIMITATIONS.....................................   B-3

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES...........................  B-10

DIRECTORS AND OFFICERS..................................................  B-16

INVESTMENT MANAGEMENT SERVICES..........................................  B-18

PORTFOLIO TRANSACTIONS..................................................  B-22

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................  B-25

VALUATION OF SHARES.....................................................  B-25

TAXES...................................................................  B-26

YIELD AND PERFORMANCE INFORMATION.......................................  B-27

OTHER INFORMATION.......................................................  B-31

FINANCIAL STATEMENTS OF THE FUND........................................  B-32

OPTIONS AND FUTURES.....................................................   A-1

                      INVESTMENT POLICIES AND LIMITATIONS

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its ten Portfolios. For information relating to the Manager and the respective Sub-Advisers (each, a Sub-Adviser, and collectively, the Sub-Advisers) to each Portfolio other than ARM Capital Advisors Money Market Portfolio (sometimes referred to herein as the Money Market Portfolio), see "Management of the Fund" in the Prospectus and "Investment Management Services" in this Statement of Additional Information. The term Sub-Adviser, when applicable to the Money Market Portfolio, includes the Manager. For information relating to the use of options, futures and other hedging strategies, see "Description of Various Securities and Investment Techniques -- Put, Call and Index Options; Futures Contracts and Related Options" in the Prospectus and "Options, Futures and Other Hedging Strategies" in this Statement of Additional Information.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES AND DEPOSITORY RECEIPTS. As noted in the Prospectus, Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio each may invest substantially all of its assets in securities of foreign issuers. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio each may invest up to 15% of its net assets in securities of foreign issuers. Nicholas-Applegate Balanced Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Pinnacle Fixed Income Portfolio may invest up to 10% of its net assets in securities issued by foreign issuers. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission (SEC), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Each of the Portfolios named above and Dreman Value Portfolio may invest in American Depository Receipts (ADRs). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

SOVEREIGN DEBT. Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio each may invest without limit, and Renaissance Balanced Portfolio and Pinnacle Fixed Income Portfolio may invest up to 10% of their respective total assets, in obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by government entities to promote economic reconstruction or development, international banking institutions and related government agencies. These obligations are hereinafter referred to as Sovereign Debt. Investment by a Portfolio in Sovereign Debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of a default.

Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Sub-Adviser manages the respective Portfolio's investments in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

BRADY BONDS. Morgan Stanley Worldwide High Income Portfolio and, consistent with other applicable investment limitations, Pinnacle Fixed Income Portfolio may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Portfolio may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, the Portfolio will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

FOREIGN CURRENCY TRANSACTIONS. Although Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio and Pinnacle Fixed Income Portfolio value their assets daily in U.S. dollars, they do not intend to convert their holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolios' foreign currencies may be held as foreign currency call accounts at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Portfolios could suffer a loss of some or all of the amounts deposited. The Portfolios may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a spread which is the difference between the prices at which the dealers are buying and selling foreign currencies.

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% (15% in the case of Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio) of its net assets in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased over-the-counter (OTC) options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities (see below) that the respective Sub-Adviser has determined are liquid pursuant to guidelines established by the Fund's Board of Directors. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (1933 Act). Restricted securities acquired by a Portfolio include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and a Portfolio might be unable to dispose of such securities promptly or at favorable prices.

The Board of Directors has delegated the function of making day-to-day determinations of liquidity to each Sub-Adviser pursuant to guidelines approved by the Board. Each Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Each Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the Board of Directors.

SECTION 4(2) PAPER. Commercial paper issues in which the Portfolios may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section

4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" above. The Portfolios' percentage limitations on investments in illiquid securities include Section 4(2) paper other than Section 4(2) paper that the Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. The Board has delegated to the Sub-Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisers to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require the Sub-Advisers to perform the same monitoring and reporting functions.

GNMA, FNMA AND FHLMC certificates. As described in the Prospectus, certain Portfolios may invest in mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

Prepayments on mortgages underlying mortgage-backed securities occur when a mortgagor prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. In general, prepayments on mortgage-backed securities will be a function of the relative coupon of the mortgages, the age of the mortgages, and the general level of interest rates in the market. To a limited extent, prepayment rates and, consequently, the average life of an anticipated yield to be realized from a mortgage-backed security can be estimated using statistical models. However, because the actual prepayments of the underlying mortgages vary, it is impossible to predict exactly the yield and average life of a mortgage-backed security.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When a Portfolio receives prepayments on mortgage-backed securities, it may reinvest the prepaid amounts in securities the yields of which will reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the mortgage-backed security on which the prepayment is received. In addition, since payments on the underlying mortgages are passed through to the holders of the mortgage-backed securities, if a Portfolio purchases mortgage-backed securities at a premium or a discount, unless it makes certain elections, it will recognize a capital loss or gain when payments of principal are passed through to the Portfolio as a result of regular payments or prepayments on the mortgages in the underlying pool.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA certificates. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration
(FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

REPURCHASE AGREEMENTS. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio (other than the Money Market Portfolio) is authorized to lend up to 10% (33-1/3% in the case of Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio, Zweig Asset Allocation Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio) of the value of its total assets to broker-dealers or institutional investors that the Sub-Adviser deems qualified, but only when the borrower maintains with the Portfolio's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. During the period of the loan the Sub-Adviser will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loan at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

MORTGAGE DOLLAR ROLL TRANSACTIONS. Pinnacle Fixed Income Portfolio may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sale proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Fund's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Portfolio, which cannot be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), as the lesser of: (1) 67% or more of the Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Portfolio's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, no Portfolio may:

     (1) make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities), certificates of deposit and bankers' acceptances. This limitation does not apply to investments by the Money Market Portfolio in certificates of deposit or banker's acceptances issued by domestic branches of U.S. banks. In addition, for the Money Market Portfolio, gas, electric, water and telephone companies are considered separate industries, and with respect to finance companies, the following categories are considered separate industries: (a) captive automotive finance; (b) captive equipment finance; (c) retail finance; (d) consumer loan; and (e) diversified finance;

     (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio may be invested without regard to this limitation;

     (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (4) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost (10% in the case of Morgan Stanley Asian Growth Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio and 33-1/3% in the case of Morgan Stanley Worldwide High Income Portfolio), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

     (5) make short sales of securities or maintain a short position, except to the extent described in the Prospectus;

     (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (7) purchase or sell commodities or commodity contracts, except to the extent described in the Prospectus and this Statement of Additional Information with respect to futures and related options;

     (8)  invest in oil, gas or mineral-related programs or leases;

     (9) make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Prospectus and Statement of Additional Information shall not be deemed to be the making of a loan;

     (10) purchase any securities issued by any other investment company except
          (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies; or

     (11) borrow money or issue senior securities, except that each of Morgan Stanley Asian Growth Portfolio, Renaissance Balanced Portfolio, Harris Bretall Sullivan & Smith Equity Growth Portfolio, Dreman Value Portfolio, Pinnacle Fixed Income Portfolio and the Money Market Portfolio may borrow in an amount up to 10% (33-1/3% in the case of Pinnacle Fixed Income Portfolio) of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Morgan Stanley Worldwide High Income Portfolio may borrow from banks, and engage in transactions deemed to be borrowings from other entities, in an amount up to 33-1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for extraordinary or emergency purposes such as meeting anticipated redemptions as well as for investment purposes and to pay dividends. Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. Each of these two Portfolios may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will make no further investments until such borrowing is repaid. It is the current intention of each of these two Portfolios not to borrow money in excess of 5% of its assets. A Portfolio may pledge up to 5% (10% in the case of Morgan Stanley Asian Growth Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio and 33-1/3% in the case of Morgan Stanley Worldwide High Income Portfolio) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Portfolio. This restriction does not prohibit entry into reverse repurchase agreements by the Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Pinnacle Fixed Income Portfolio and the Money Market Portfolio, provided that Renaissance Balanced Portfolio, Pinnacle Fixed Income Portfolio and the Money Market Portfolio may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed 5% of the current market value of the Portfolio's total assets (less its liabilities other than obligations under such agreements). The borrowing restriction also does not apply to the entry into interest rate protection transactions by Pinnacle Fixed Income Portfolio.

The following investment restriction may be changed by the vote of the Fund's Board of Directors without shareholder approval:

          No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the Code), and the Treasury regulations issued thereunder, on segregated asset accounts used to fund variable annuity contracts.

In addition to the above-referenced limitations, Pinnacle Fixed Income Portfolio has agreed with the California Department of Insurance to limit borrowings under paragraph (11) above so that at all times borrowings outstanding will not exceed 25% of the Portfolio's net asset value.


                 OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

As discussed in the Prospectus, each of Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Dreman Value Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio may use a variety of financial instruments (Hedging Instruments), including certain options, futures contracts (sometimes referred to as futures) and options on futures contracts, to attempt to hedge the Portfolio's investments or attempt to enhance the Portfolio's income. Nicholas-Applegate Balanced Portfolio may purchase listed put and call options. Pinnacle Fixed Income Portfolio and Morgan Stanley Worldwide High Income Portfolio also may use foreign currency forward contracts, foreign currency futures contracts and foreign currency options, and Morgan Stanley Asian Growth Portfolio may use foreign currency forward contracts, for hedging purposes. The particular Hedging Instruments are described in Appendix A to this Statement of Additional Information.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (CFTC) and various state regulatory authorities. In addition, a Portfolio's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers that utilize these techniques expect to discover additional opportunities in connection with options, future contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as a particular Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with the respective Portfolio's investment objectives and permitted by the respective Portfolio's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

     (1) Successful use of most Hedging Instruments depends upon the Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Sub-Advisers that utilize these techniques are experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

     (4) As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Portfolio.

COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting covered position in securities, currencies or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash,

U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS. The Portfolios that may use options may purchase put and/or call options, and write (sell) covered put and call options on equity and debt securities, stock indices, and/or foreign currencies are identified in the Prospectus. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions -- Illiquid Securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

The Portfolios identified in the Prospectus may purchase or write exchange-traded and/or OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the contra party) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction.

Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without shareholder vote:

     (1) Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Zweig Asset Allocation Portfolio, Nicholas-Applegate Balanced Portfolio, Dreman Value Portfolio, Zweig Equity (Small Cap) Portfolio and Pinnacle Fixed Income Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets; and

     (2) Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

Futures strategies also can be used to manage the average duration of a Portfolio. If the Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

LIMITATIONS ON THE USE OF FUTURES. A Portfolio will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. This guideline can be changed by the Fund's Board of Directors without shareholder vote. This guideline does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures and related options transactions. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.

In addition, the Fund has represented to the CFTC that it: (1) will use future contracts, options thereon and foreign currency options traded on a commodities exchange solely in bona fide hedging transactions or, alternatively (2) will not enter into futures contracts, options thereon or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Portfolio's total assets (calculated in accordance with CFTC regulations).

FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The Portfolios noted in the Prospectus may use options and futures on foreign currencies, and foreign currency forward contracts as described below to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Portfolios might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which the Sub-

Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.
Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FOREIGN CURRENCY FORWARD CONTRACTS. The Portfolios noted in the Prospectus may enter into foreign currency forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.
These Portfolios also may use foreign currency forward contracts for cross-hedging. Under this strategy, a Portfolio would increase its exposure to foreign currencies that the Sub-Adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owned securities denominated in a foreign currency and the Sub-Adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The cost to the Portfolios engaging in foreign currency forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because foreign currency forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a foreign currency forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of foreign currency forward contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for foreign currency forward contracts, with the result that closing transactions generally can be made for foreign currency forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Portfolio will in fact be able to close out a foreign currency forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a foreign currency forward contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of foreign currency forward contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency forward contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FOREIGN CURRENCY FORWARD CONTRACTS. A Portfolio may enter into foreign currency forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or (2) the Portfolio maintains cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the respective Sub-Advisers of the Portfolios that engage in these strategies believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Portfolio will be served.

                             DIRECTORS AND OFFICERS

The Directors and officers of the Fund, their business addresses and principal occupations during the past five years are listed below. Unless otherwise indicated, each person's address is 515 West Market Street, Louisville, KY.


Name, Age and Address           Position with the Fund    Other Business Activities in Past 5 Years
---------------------           ----------------------    -----------------------------------------
John R. Lindholm (47)*          Director                  President of Integrity and Vice President-
                                                          Chief Marketing Officer of National
                                                          Integrity since November 26, 1993;
                                                          Executive Vice President-Chief Marketing
                                                          Officer of ARM Financial Group, Inc. since
                                                          July 27, 1993; since March 1992 Chief
                                                          Marketing Officer of Analytical Risk
                                                          Management, L.P.  From June 1990 to
                                                          February 1992, Chief Marketing Officer
                                                          and a Managing Director of the ICH Capital
                                                          Management Group, ICH Corporation,
                                                          Louisville, Kentucky; prior thereto, Chief
                                                          Marketing Officer and Managing Director
                                                          for Capital Holding Corporation's
                                                          Accumulation and Investment Group.
                                                          Director of the mutual funds in the State
                                                          Bond Group of mutual funds.

John Katz (57)                  Director                  Investment banker since January 1991;
10 Hemlock Road                                           Chairman and Chief Executive Officer, Sam's
Hartsdale, NY                                             Restaurant Group, Inc. (a restaurant holding
                                                          company), from June 1991 to August 1992;
                                                          Executive Vice President (from January 1989
                                                          to January 1991) and Senior Vice President
                                                          (from December 1985 to January 1989),
                                                          Equitable Investment Corporation (an
                                                          indirect wholly-owned subsidiary of The
                                                          Equitable Life Assurance Society of the
                                                          United States, through which it owns and
                                                          manages its investment operations).  Director
                                                          of the mutual funds in the State Bond Group
                                                          of mutual funds.


Name, Age and Address           Position with the Fund    Other Business Activities in Past 5 Years
---------------------           ----------------------    -----------------------------------------
Theodore S. Rosky (58)          Director                  Retired since April 1992; Executive Vice
2304 Speed Avenue                                         President, Capital Holding Corporation (from
Louisville, KY                                            December 1991 to April 1992); prior thereto,
                                                          Executive Vice President and Chief Financial
                                                          Officer, Capital Holding Corporation.
                                                          Director of the mutual funds in the State
                                                          Bond Group of mutual funds.

William B. Faulkner (68)        Director                  Director since November 1996.  President,
240 East Plato Blvd.                                      William Faulkner & Associates, business
St. Paul, Minnesota 55107                                 and institutional adviser since 1986;
                                                          Consultant to American Hoist & Derrick
                                                          Company, construction equipment
                                                          manufacturer, from 1986 to 1989; prior
                                                          thereto, Vice President and Assistant to the
                                                          President, American Hoist & Derrick
                                                          Company. Director of the mutual funds in
                                                          the State Bond Group of mutual funds.

Edward J. Haines (49)           President                 Vice President, Marketing of ARM Financial
                                                          Group, Inc. since December 16, 1993;
                                                          Director of Retail Marketing and Vice
                                                          President of the National Home Life
                                                          Assurance Company subsidiary of Capital
                                                          Holding Corporation from 1987 to December
                                                          1993.

Barry G. Ward (35)              Controller                Controller of ARM Financial Group, Inc.
                                                          since April 1996.  From October 1993 to
                                                          April 1996, Mr. Ward was directly
                                                          responsible for the Company's financial
                                                          reporting function.  From January 1989
                                                          to October 1993, Mr. Ward served in
                                                          various positions within Ernst & Young
                                                          LLP's Insurance Industry Accounting and
                                                          Auditing Practice, the last of which was
                                                          Manager. Controller of the mutual funds in
                                                          the State Bond Group of mutual funds.

Peter S. Resnik (35)            Treasurer                 Treasurer of ARM Financial Group, Inc.,
                                                          Integrity and National Integrity since
                                                          December 1993; employed in various
                                                          financial and operational capacities by
                                                          Analytical Risk Management Ltd. since
                                                          December 14, 1992; Assistant Vice President
                                                          of the Commonwealth Life Insurance
                                                          Company subsidiary of Capital Holding
                                                          Corporation from 1986 to December 1992.
                                                          Treasurer of the mutual funds in the State
                                                          Bond Group of mutual funds.

Kevin L. Howard (32)            Secretary                 Assistant General Counsel of ARM Financial
                                                          Group, Inc. since January 31, 1994; Assistant
                                                          General Counsel of Capital Holding
                                                          Corporation from April 1992 to January
                                                          1994; Attorney Greenebaum Doll &
                                                          McDonald, 1989 to April 1992.  Vice
                                                          President and Secretary of the mutual funds
                                                          in the State Bond Group of mutual funds.

--------------

* Mr. Lindholm is an interested person, as defined in the 1940 Act, by virtue of his positions with ARM Financial Group, Inc.

The Fund pays Directors who are not interested persons of the Fund fees for serving as Directors. During the fiscal year ended June 30, 1996 the Fund payed the Directors who are not interested persons of the Fund $35,250 exclusive of expenses. Because the Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager, Integrity, National Integrity or a Sub-Adviser receives any compensation from the Fund for acting as a Director or officer.

The following table sets forth for the fiscal year ended June 30, 1996, compensation paid by the Fund to the non-interested Directors and, for the 1995 calendar year, the aggregate compensation paid by the Fund and the six funds in the State Bond Group of mutual funds to the non-interested Directors. Directors who are interested persons, as defined in the 1940 Act, receive no compensation from the fund.

                           Aggregate Compensation from   Total Compensation from
  Name of Director                    Fund*                   fund Complex
  ----------------                    ----                    ------------
William B. Faulkner                 $ 9,750                      $5,778

Arthur J. Gartland, Jr.*            $ 2,500                      $6,900

John Katz                           $11,500                      $9,264

Theodore S. Rosky                   $11,500                      $9,264

*Mr. Gartland resigned effective November 3, 1995.

On August 25, 1994, Integrity purchased for its own account approximately 450,000 shares of the Morgan Stanley Worldwide High Income Portfolio, at net asset value, for an aggregate purchase price of $4.5 million. Integrity has indicated that it will vote all of the shares that it owns for its own account in the Portfolio on any matter requiring the vote of shareholders in the same proportion as votes are cast by certificate holders relating to the Portfolio. Integrity has also indicated that it intends to redeem its shares on a dollar-for-dollar basis to the extent, and at the same time as, the Portfolio has sales in respect of certificate holders. As of September 30, 1996, approximately 13,686 shares, having a fair value of approximately $0.2 million and constituting approximately 2.8% of the outstanding shares of the Portfolio, were held by Integrity for its own account.

On April 1, 1996, Integrity purchased for its own account 478,905 shares of the Pinnacle Fixed Income Portfolio, at net asset value, for an aggregate purchase price of $5.1 million. As Integrity owned approximately 49.7% of the shares of the Portfolio as of that date, Integrity may be deemed to control the Portfolio within the meaning of the 1940 Act. Integrity has indicated that it will vote all of the shares that it owns for its own account in the Portfolio on any matter requiring the vote of shareholders in the same proportion as votes are cast by certificate holders relating to the Portfolio. Integrity has also indicated that it intends to redeem its shares on a dollar-for-dollar basis to the extent, and at the same time as, the Portfolio has sales in respect of certificate holders. As of September 30, 1996, approximately 454,466 shares, having a fair value of approximately $4.9 million and constituting 49.4% of the outstanding shares of the Portfolio, were held by Integrity for its own account.


                        INVESTMENT MANAGEMENT SERVICES

The Manager, as successor to Integrity, acts as the investment manager of each Portfolio pursuant to a management agreement with the Fund dated as of November 26, 1993 (Management Agreement). The Management Agreement was amended on March 31, 1994 to provide for management services for Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio. Under the Management Agreement, the Fund pays the Manager a fee for each Portfolio, computed daily and payable monthly, according to the schedule set forth in the Prospectus. The Manager is then responsible under the Management Agreement for paying each Sub-Adviser the sub-advisory fees payable. For the fiscal years ended June 30, 1994, 1995 AND 1996, each Portfolio paid the Manager* management fees in the amounts set forth below:

                                            Management Fee for Fiscal Year Ended
                                            ------------------------------------
Portfolio                                June 30, 1994  June 30, 1995  June 30, 1996
---------                                -------------  -------------  -------------
Renaissance Balanced Portfolio               $114,543       $167,365       $183,375

Zweig Asset Allocation Portfolio              161,251        312,227        355,357

Nicholas-Applegate Balanced Portfolio         166,007        276,766        312,334

Harris Bretall Sullivan & Smith Equity
Growth Portfolio                               57,483         86,434        143,566

Dreman Value Portfolio                         40,945         62,310         85,287

Zweig Equity (Small Cap) Portfolio             57,434         81,405        102,926

Pinnacle Fixed Income Portfolio**              27,836         45,180         52,456

ARM Capital Advisors Money Market
Portfolio**                                    22,086         40,612         54,685

Morgan Stanley Asian Growth
Portfolio**                                       295         97,281        133,310

Morgan Stanley Worldwide High Income
Portfolio**                                       111         48,816         52,196

------------

* The Manager assumed the duties and responsibilities of Integrity as the Fund's manager on February 1, 1996.

** On April 1, 1996, J.P. Morgan Investment Management Inc. began managing the Pinnacle Fixed Income Portfolio and ARM Capital Advisors, Inc. began managing the ARM Capital Advisors Money Market Portfolio without the use of any Sub-Adviser. Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio commenced operations on June 15, 1994.

Pursuant to the Management Agreement with the Fund, the Manager is responsible for general supervision of the Sub-Advisers, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administers the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.

Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or SBM Financial Services, Inc., the Fund's distributor. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (2) investment management fees;
(3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to the Directors who are not interested persons of the Fund or the Manager, Integrity, National Integrity or any Sub-Adviser; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers' uncollectible items of deposit and other insurance and fidelity bonds;
(8) legal, accounting and auditing expenses; (9) charges of custodians, transfer agents and other agents; (10) expenses of setting in type and providing a camera-ready copy of prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio; (12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders.

The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the investment management fee, to .50% of average net assets on an annualized basis, except that the Manager voluntarily limits the expenses of Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio, other than for brokerage commissions and the investment management fee, to 1.00% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios. For the fiscal years ended June 30, 1994 , 1995 and 1996, the Manager or its predecessor reimbursed the Portfolios' expenses in the amounts indicated:

                                            Amount Reimbursed for Fiscal Year Ended
                                            ---------------------------------------
Portfolio                                 June 30, 1994  June 30, 1995  June 30, 1996
---------                                 -------------  -------------  -------------
Renaissance Balanced Portfolio                 $  --           $ --          $  --

Zweig Asset Allocation Portfolio                  --             --             --

Nicholas-Applegate Balanced Portfolio             --             --             --

Harris Bretall Sullivan & Smith Equity
Growth Portfolio                                  --             --             --

Dreman Value Portfolio                          13,413           --              902

Zweig Equity (Small Cap) Portfolio              22,832          2,773         26,989

Pinnacle Fixed Income Portfolio*                28,698          9,482         39,568

ARM Capital Advisors Money Market
Portfolio*                                      26,954          6,639         29,263

Morgan Stanley Asian Growth Portfolio*           7,074           --           28,405

Morgan Stanley Worldwide High Income
Portfolio*                                       6,760           --           12,689

-------------

* On April 1, 1996, J.P. Morgan Investment Management Inc. began managing the Pinnacle Fixed Income Portfolio and ARM Capital Advisors, Inc. began managing the ARM Capital Advisors Money Market Portfolio without the use of any Sub-Adviser. Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio commenced operations on June 15, 1994.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement may be renewed from year to year so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Fund or the Manager upon 60 days' prior written notice.

The Manager has entered into a Sub-Advisory Agreement with Sub-Advisers for each Portfolio except the Money Market Portfolio. A description of each Sub-Adviser is included in the Prospectus. See "Management of the Fund -- The Manager, Sub-Advisers and Distributor." Each Sub-Advisory Agreement provides that the Sub-Adviser will furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Sub-Adviser is obligated to keep certain books and records of the Fund. The Manager supervises each Sub-Adviser's performance of such services. Each Sub-Adviser is paid by the Manager and not the Fund in accordance with the schedule set forth in the Prospectus. For the fiscal years ended June 30, 1994, 1995 and 1996, the Manager or its predecessor paid the Sub-Advisers sub-advisory fees in respect of each Portfolio in the amounts set forth below:


                                          Amount of Sub-Advisory Fee for Fiscal Year Ended
                                          ------------------------------------------------
Portfolio                                 June 30, 1994    June 30, 1995    June 30, 1996
---------                                 -------------    -------------    -------------
Renaissance Balanced Portfolio               $88,110         $128,742         $141,058

Zweig Asset Allocation Portfolio             134,376          260,189          296,131

Nicholas-Applegate Balanced Portfolio        127,698          212,897          240,257

Harris Bretall Sullivan & Smith Equity        44,218           66,488          110,436
Growth Portfolio

Dreman Value Portfolio                        31,496           47,931           62,332

Zweig Equity (Small Cap) Portfolio            49,323           69,776           88,222

Pinnacle Fixed Income Portfolio*              23,197           37,650           42,204

ARM Capital Advisors Money Market             16,989           31,240           34,063
Portfolio*

Morgan Stanley Asian Growth Portfolio*           251           82,689          113,314

Morgan Stanley Worldwide High Income              20           40,201           42,985
Portfolio*


----------------
* On April 1, 1996, J.P. Morgan Investment Management Inc. began managing the Pinnacle Fixed Income Portfolio and ARM Capital Advisors, Inc. began managing the ARM Capital Advisors Money Market Portfolio without the use of any Sub-Adviser. Morgan Stanley Asian Growth Portfolio and Morgan Stanley Worldwide High Income Portfolio commenced operations on June 15, 1994.

Each Sub-Advisory Agreement may be renewed from year to year, so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Sub-Advisory Agreement may be terminated by the Fund, the Manager or the respective Sub-Adviser upon 60 days' prior written notice.

                             PORTFOLIO TRANSACTIONS

Subject to policies established by the Fund's Board of Directors, each Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the respective Portfolio. As a general matter in executing portfolio transactions, each Sub-Adviser may employ or deal with such brokers or dealers as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

The Manager and certain of the Sub-Advisers are affiliated with registered broker-dealers, including Morgan Stanley & Co. Incorporated, Zweig Securities Corp. and J.P. Morgan Securities Inc. From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with such broker-dealers, subject to the criteria for allocation of brokerage described above. The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. Also, due to securities law limitations, the Portfolios will limit purchases of securities in a public offering if an affiliated broker-dealer is a member of the syndicate for that offering. No transactions may be effected by a Portfolio with an affiliate of the Manager, Integrity, National Integrity or a Sub-Adviser acting as principal for its own account.

For the fiscal years ended June 30, 1994, 1995 and 1996, the Fund paid the following brokerage commissions with respect to each of the Portfolios:

                                          Brokerage Commissions Paid During the Fiscal Year Ended
                                          -------------------------------------------------------
Portfolio                                 June 30, 1994        June 30, 1995        June 30, 1996
---------                                 -------------        -------------        -------------
Renaissance Balanced Portfolio               $41,548              $37,905              $53,482

Zweig Asset Allocation Portfolio              24,573               25,232               73,378

Nicholas-Applegate Balanced Portfolio         75,213              105,607              108,122

Harris Bretall Sullivan & Smith Equity        21,448               13,202               31,182
Growth Portfolio

Dreman Value Portfolio                        13,413                8,300               15,056

Zweig Equity (Small Cap) Portfolio            18,081               14,849               21,869


                                          Brokerage Commissions Paid During the Fiscal Year Ended
                                          -------------------------------------------------------
Portfolio                                 June 30, 1994        June 30, 1995        June 30, 1996
---------                                 -------------        -------------        -------------
Morgan Stanley Asian Growth                     --                 96,653               75,228
Portfolio*


-----------
*  Morgan Stanley Asian Growth Portfolio commenced operations on June 15, 1994.

For the fiscal years ended June 30, 1994, 1995 and 1996, the Fund paid the following brokerage commissions with respect to each of the Portfolios to broker-dealers who are affiliated persons of such Portfolios. Also presented below for the fiscal year ended June 30, 1996 are the brokerage commissions paid to such broker-dealers as a percentage of the aggregate brokerage commissions paid by each Portfolio and as a percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions engaged in by such Portfolio.

                                                                  Fiscal Year Ended June 30, 1996
                                                              ---------------------------------------

                                                                       Brokerage Commissions
                                                              ---------------------------------------
                                  Brokerage      Brokerage
                                 Commissions    Commissions                                  As a
                                 Paid During    Paid During                               Percentage
                                 the Fiscal     the Fiscal                  As a         of Portfolio
                                 Year Ended     Year Ended              Percentage of    Transactions
Affiliated                        June 30,       June 30,                 Aggregate       Involving
Broker-Dealer     Portfolio       1994 ($)       1995 ($)     Paid ($)   Commissions     Commissions
-------------     ---------     -------------   -----------   --------  -------------    ------------
Paine Webber      Harris              609          9,924        5,952        19%             21%
                  Bretall
                  Sullivan &
                  Smith
                  Equity
                  Growth
                  Portfolio

                  Renaissance      35,977         20,241       22,836        43%             49%
                  Balanced
                  Portfolio

                  Dreman           12,301          7,115        4,174        28%             38%
                  Value
                  Portfolio

                  Zweig Asset          52             --           --        --              --
                  Allocation
                  Portfolio

Morgan            Zweig Asset      18,868         16,394       51,370        70%             79%
Stanley           Allocation
                  Portfolio

                  Zweig            13,079          7,589                     63%             74%
                  Equity                                       13,825
                  (Small Cap)
                  Portfolio

                  Morgan                           8,453        4,644         6%              4%
                  Stanley
                  Asian
                  Growth
                  Portfolio

Zweig             Zweig Asset       1,156            594        1,199         2%              1%
Securities        Allocation
Corporation       Portfolio


                                                                  Fiscal Year Ended June 30, 1996
                                                              ---------------------------------------

                                                                       Brokerage Commissions
                                                              ---------------------------------------
                                  Brokerage      Brokerage
                                 Commissions    Commissions                                  As a
                                 Paid During    Paid During                               Percentage
                                 the Fiscal     the Fiscal                  As a         of Portfolio
                                 Year Ended     Year Ended              Percentage of    Transactions
Affiliated                        June 30,       June 30,                 Aggregate       Involving
Broker-Dealer     Portfolio       1994 ($)       1995 ($)     Paid ($)   Commissions     Commissions
-------------     ---------     -------------   -----------   --------  -------------    ------------
                  Zweig              407            537          403          2%              **
                  Equity
                  (Small Cap)
                  Portfolio

-----------
* Morgan Stanley did not become an affiliated person of the Fund until November 1993.

** Less than 1%

Transactions in futures contracts are executed through futures commission merchants (FCMs) who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Advisers, are similar to those in effect with respect to brokerage transactions in securities.

The Sub-Advisers may select broker-dealers which provide them with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising such Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the Sub-Advisory Contracts. The Portfolios may purchase and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Portfolio and for other investment accounts managed by each Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Portfolio and one or more of such accounts. In such
cases, simultaneous transactions are inevitable.   Purchases or sales are then
allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

PORTFOLIO TURNOVER.   For reporting purposes, a Portfolio's portfolio turnover
rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities.

The options activities of a Portfolio may affect its turnover rate, the amount of brokerage commissions paid by a Portfolio and the realization of net short-term capital gains. High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Valuation of Shares" and "Taxes."

The exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The separate accounts of Integrity and National Integrity purchase and redeem shares of each Portfolio on each day on which the New York Stock Exchange, Inc.
(NYSE) is open for trading (Business Day) based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (currently 4:00 p.m., New York City time) on that Business Day. Payment for redemptions is made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.


                              VALUATION OF SHARES

The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of the NYSE, which currently is 4:00 P.M., New York City time, on each Business Day. Each Portfolio's net asset value per share is calculated separately.

For all Portfolios other than the Money Market Portfolio, the net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.

All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio and Pinnacle Fixed Income Portfolio conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

For the Money Market Portfolio, net asset value is computed by dividing the value of the investments and other assets minus liabilities by the number of shares outstanding. Securities are valued using the amortized cost method of valuation, pursuant to Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Portfolio must adhere to certain conditions under that Rule relating to its investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Portfolio might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity. Cash, receivables and current payables are generally carried at their face value.

The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Money Market Portfolio will maintain a DOLLARWEIGHTED average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Directors determine present minimal credit risks as advised by the Sub-Adviser and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset per share value will be maintained. In the event amortized cost ceases to represent fair value, the Board will take appropriate action.


                                     TAXES

Shares of the Portfolios are currently offered only to Integrity and National Integrity separate accounts that fund variable annuity contracts. See the Prospectus for the certificates for a discussion of the special taxation of insurance companies with respect to such accounts and of the contract holders.

Each Portfolio is treated as a separate corporation for federal income tax purposes. In order to qualify (or to continue to qualify) for treatment as a regulated investment company (RIC) under the Code, each Portfolio must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) for such taxable year and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock or securities or those currencies (Income Requirement); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stock or securities, or any of the following, that were held for less than three months --options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) (Short-Short Limitation); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and
(5) the Portfolio must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.

The use of hedging and related income strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Portfolio eligible to use such strategies. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. Each Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify or continue to qualify as a RIC.

Dividends and interest received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on that Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities. See the Prospectus for the certificates for further tax information.


                       YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total Return with respect to the shares of a Portfolio is a measure of the change in value of an investment in a Portfolio over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Portfolio's shares immediately rather than paid to the investor in cash. The formula for Total Return with respect to a Portfolio's shares used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is measured by annualizing Total Return over the period.

YIELD OF MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO AND PINNACLE FIXED INCOME PORTFOLIO. Yield of the shares of each Portfolio will be computed by annualizing net investment income, as determined by the SEC's formula, calculated on a per share basis, for a recent 30-day period and dividing that amount by the net asset value per share of the Portfolio on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Portfolio will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Portfolio.

YIELD OF THE MONEY MARKET PORTFOLIO. The Money Market Portfolio's Yield quotation is based on a seven-day period and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a base period return, which is then annualized. That is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Effective Yield of the Money Market Portfolio is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return + 1)365/7] - 1. The Portfolio's yield figures will be based on historical earnings and are not intended to indicate future performance.

PERFORMANCE COMPARISONS. Each Portfolio may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Portfolio may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Any statements of a Portfolio's performance will also disclose the performance of the respective separate account issuing the certificates.

Each Portfolio may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (Lipper) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Global Investor, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the Lehman Government Index) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the Lehman
Government/Corporate Index) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the Lehman Government/Corporate Intermediate Index) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollar, British pound, Canadian dollar, Japanese yen, Swiss franc, French franc, Deutsche mark and Dutch guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; 65% S&P Index and 35% Salomon Brothers High Grade Bond Index; 60% of the S&P 500, 30% of Lehman Brothers Government/Corporate Bond Index, and 10% of 90-Day Treasury Bill Yield; 60% of the S&P 500 and 40% of Lehman Brothers Intermediate Treasury Bond Index; and 50% J.P. Morgan Emerging Market Bond Index and 50% of Lehman Brothers Aggregate Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

J.P. Morgan Emerging Markets Bond Index is a market weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

Stocks, Bonds, Bills and Inflation, published by Hobson Associates, presents a historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

90-Day Treasury Bill Yield

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Manager or any of the Sub-Advisers derived from such indices or averages.


                               OTHER INFORMATION

The Portfolios are organized as separate series of the Fund, a Maryland corporation which was incorporated on July 22, 1992 under the name "Integrity Series Fund, Inc."

The Fund's Articles of Incorporation authorize the Board of Directors to classify and reclassify any and all shares which are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

All of the outstanding shares of common stock of each Portfolio are owned by Integrity's Separate Account II and by National Integrity's Separate Account II.

REGISTRATION STATEMENT. This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.

COUNSEL. The law firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus.

AUDITORS. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors for the Fund.

                        FINANCIAL STATEMENTS OF THE FUND


Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors of the Fund. Ernst & Young LLP on an annual basis audits the financial statements prepared by Fund management and expresses an opinion on such financial statements based on their audits.

The financial statements for the fiscal year ended June 30, 1996 included in this SAI have been audited by Ernst & Young LLP independent auditors as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     Report of Ernst & Young LLP, independent auditors                     B-33

     Financial Statements, Financial Highlights, and Schedules of
       Investments:

          Statements of Assets and Liabilities as of June 30, 1996

          Statements of Operations for the fiscal year ended June 30, 1996

          Statements of Changes in Net Assets for the fiscal periods ended
            June 30, 1996 and 1995

          Financial Highlights for fiscal periods since 1993

          Schedules of Investments as of June 30, 1996

              Renaissance Balanced Portfolio                               B-34

              Zweig Asset Allocation Portfolio                             B-42

              Nicholas-Applegate Balanced Portfolio                        B-60

              Harris Bretall Sullivan & Smith Equity Growth Portfolio      B-73

              Dreman Value Portfolio                                       B-82

              Zweig Equity (Small Cap) Portfolio                           B-95

              Pinnacle (formerly Mitchell Hutchins) Fixed Income
                Portfolio                                                  B-126

              ARM Capital Advisors (formerly Mitchell Hutchins) Money
                Market Portfolio                                           B-134

              Morgan Stanley Asian Growth Portfolio                        B-141

              Morgan Stanley Worldwide High Income Portfolio               B-152

     Notes to Financial Statements                                         B-162

                        Report of Independent Auditors

The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Renaissance Balanced, Zweig Asset Allocation, Nicholas Applegate Balanced, Harris Bretall Sullivan & Smith Equity Growth, Dreman Value, Zweig Equity (Small Cap), Pinnacle Fixed Income, ARM Capital Advisors Money Market, Morgan Stanley Asian Growth and Morgan Stanley Worldwide High Income portfolios), including the schedules of investments, as of June 30, 1996, the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods since June 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended June 30, 1993 were audited by other auditors whose report thereon dated August 30, 1993 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1996, by correspondence with the custodian. As to incompleted securities transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above and financial highlights for the periods since June 30, 1993 present fairly, in all material respects, the financial position of each of the portfolios constituting The Legends Fund, Inc. at June 30, 1996 and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods since June 30, 1993, in conformity with generally accepted accounting principles.


                                              /s/Ernst & Young LLP

Kansas City, Missouri
August 16, 1996

                        Renaissance Balanced Portfolio

                      Statement of Assets and Liabilities

                                 June 30, 1996


ASSETS
Investment in securities, at value (cost $25,714,901)
  (Note l)-See accompanying schedule                                $26,983,102
Dividends and interest receivable                                       168,760
                                                                    -----------
TOTAL ASSETS                                                         27,151,862

LIABILITIES
Cash overdraft                                                           11,251
Accounts payable and accrued expenses                                    37,258
                                                                    -----------
TOTAL LIABILITIES                                                        48,509
                                                                    -----------

NET ASSETS                                                          $27,103,353
                                                                    ===========

Net Assets consist of:
  Paid-in capital                                                   $22,403,239
  Undistributed net investment income                                   758,801
  Accumulated undistributed net realized gain on investments          2,673,112
  Net unrealized appreciation on investment securities                1,268,201
                                                                    -----------
NET ASSETS, for 2,139,600 shares outstanding                        $27,103,353
                                                                    ===========
NET ASSET VALUE, offering and redemption price per share            $     12.67
                                                                    ===========


See accompanying notes.

                        Renaissance Balanced Portfolio
                            Statement of Operations

                           Year Ended June 30, 1996

INVESTMENT INCOME
  Dividends                                                          $  217,318
  Interest                                                              825,185
                                                                     ----------
    Total investment income                                           1,042,503

EXPENSES (Note 2)
  Investment advisory and management fees                               183,375
  Custody and accounting fees                                            74,036
  Professional fees                                                      15,859
  Directors' fees and expenses                                            6,000
  Other expenses                                                          4,432
                                                                     ----------
    Total expenses                                                      283,702
                                                                     ----------
Net investment income                                                   758,801

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1)
  Net realized gain on investments                                    2,972,263
  Change in unrealized appreciation on investment securities           (423,724)
                                                                     ----------
Net gain on investments                                               2,548,539
                                                                     ----------
Net increase in net assets resulting from operations                 $3,307,340
                                                                     ==========

See accompanying notes.

                        Renaissance Balanced Portfolio

                      Statement of Changes in Net Assets

                                                       YEAR ENDED JUNE 30,
                                                       1996           1995
                                                   --------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                           $   758,801    $   915,608
   Net realized gain (loss) on investments           2,972,263       (299,151)
   Change in net unrealized appreciation              (423,724)     2,638,834
                                                   --------------------------
      Net increase in net assets resulting from
         operations                                  3,307,340      3,255,291
Distributions to shareholders from:
   Net investment income                              (914,654)      (423,397)
   Net realized gain                                        --        (82,603)
                                                   --------------------------
      Total distributions to shareholders             (914,654)      (506,000)
Capital share transactions:
   Proceeds from sales of shares                     3,559,180      6,487,456
   Proceeds from reinvested distributions              914,654        506,000
   Cost of shares redeemed                          (6,795,362)    (7,756,946)
                                                   --------------------------
      Net decrease in net assets resulting from
         share transactions                         (2,321,528)      (763,490)
                                                   --------------------------
Total increase in net assets                            71,158      1,985,801
NET ASSETS
Beginning of period                                 27,032,195     25,046,394
                                                   --------------------------
End of period (including undistributed net
   investment income of $758,801 and
   $914,654, respectively)                         $27,103,353    $27,032,195
                                                   ==========================
OTHER INFORMATION
Shares:
   Sold                                                286,131        603,427
   Issued through reinvestment of distributions         74,583         47,019
   Redeemed                                           (548,725)      (731,529)
                                                   --------------------------
      Net decrease                                    (188,011)       (81,083)
                                                   ==========================

See accompanying notes.

                        Renaissance Balanced Portfolio

                             Financial Highlights

                                                                         DECEMBER 14,
                                                                             1992
                                                                        (COMMENCEMENT
                                           YEAR ENDED JUNE 30,          OF OPERATIONS)
                                      -----------------------------    THROUGH JUNE 30,
                                        1996       1995       1994           1993
                                      -------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period  $ 11.61    $ 10.40    $ 10.42         $10.00
Income from investment operations:
   Net investment income                 0.36       0.42       0.20           0.13
   Net realized and unrealized gain
      (loss) on investments              1.10       0.99      (0.11)          0.29
                                      -------------------------------------------------
   Total from investment operations      1.46       1.41       0.09           0.42
Less distributions:
   From net investment income           (0.40)      (.17)     (0.11)             -
   From net realized gain                   -       (.03)         -              -
                                      -------------------------------------------------
      Total distributions               (0.40)      (.20)     (0.11)             -
                                      -------------------------------------------------

Net asset value, end of period        $ 12.67    $ 11.61    $ 10.40         $10.42
                                      =================================================

TOTAL RETURN (A)                        12.68%     13.71%      0.73%          7.70%

RATIOS AND SUPPLEMENTAL DATA (B)
   Net assets, end of period (in
      thousands)                      $27,103    $27,032    $25,046         $7,799
   Ratio of expenses to average net
      assets (C)                         1.01%      0.96%      1.06%          1.24%
   Ratio of net investment income to
      average net assets (C)             2.69%      3.53%      2.72%          2.36%
   Portfolio turnover rate                107%        71%        85%            29%

(A) Total returns for periods of less than one year are not annualized.

(B) Data expressed as a percentage are annualized as appropriate.

(C) The ratios of expenses and net investment income to average net assets before voluntary expense reimbursement were 2.95% and 0.65%, respectively, for the period December 14, 1992 (commencement of operations) through June 30, 1993. (Note 2)

                        Renaissance Balanced Portfolio

                            Schedule of Investments

                                 June 30, 1996

                                             NUMBER
                                             OF SHARES      VALUE
                                             -----------------------
COMMON STOCKS (40.4%)

APPAREL & OTHER TEXTILE PRODUCTS (2.0%)
 Liz Claiborne, Inc.                         15,300        $ 529,763

BUSINESS SERVICES (2.0%)
 HBO & Company                                8,000          541,000

CHEMICALS & ALLIED PRODUCTS (6.1%)
 Bristol-Meyers Squibb Company                6,500          585,000
 Morton International, Inc.                  15,800          588,550
 Rohm & Haas Company                          7,600          476,900
                                                           ---------
                                                           1,650,450
DEPOSITORY INSTITUTIONS (1.9%)
 First Chicago NBD Corporation               12,985          508,038

EATING & DRINKING PLACES (2.4%)
 Pepsico, Inc.                               18,200          643,822

ELECTRIC, GAS & SANITARY SERVICES (2.1%)
 Williams Companies, Inc.                    11,300          559,350

ENGINEERING & MANAGEMENT SERVICES (2.0%)
 Halliburton Company                          9,900          549,450

FURNITURE & FIXTURES (2.0%)
 Leggett & Platt, Inc.                       19,300          535,575

HOTELS & OTHER LODGING PLACES (2.5%)
 Hilton Hotels Corporation                    6,000          675,000

                        Renaissance Balanced Portfolio


                                                    NUMBER
                                                    OF SHARES  VALUE
                                                    ---------------------
COMMON STOCKS (CONTINUED)

INDUSTRIAL MACHINE & EQUIPMENT (3.8%)
 Ingersoll-Rand Company                             13,000     $  568,750
 Seagate Technology, Inc.*                          10,400        468,000
                                                               ----------
                                                                1,036,750

INSTRUMENTS & RELATED PRODUCTS (1.6%)
 KLA Instruments Corporation*                       18,600        431,288

INSURANCE CARRIERS (4.4%)
 Lowes Corporation                                   7,700        607,338
 Travelers Group, Inc.                              12,950        590,844
                                                               ----------
                                                                1,198,182

MISCELLANEOUS RETAIL (2.0%)
 Staples, Inc.*                                     28,000        544,250

TRANSPORTATION BY AIR (1.8%)
 Northwest Airlines Corporation*                    12,200        481,138

WHOLESALE TRADE - DURABLE GOODS (1.6%)
 Arrow Electronics, Inc.*                           10,200        439,875

WHOLESALE TRADE - NONDURABLE GOODS (2.2%)
 Nike, Inc.                                          5,700        585,675
                                                               ----------

TOTAL COMMON STOCKS (Cost $9,826,898)                          10,909,606

                        Renaissance Balanced Portfolio

                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ---------------------------
LONG-TERM DEBT SECURITIES (40.2%)

  U.S. GOVERNMENT OBLIGATIONS (40.2%)
  U.S. Treasury Notes, 5.75%, due 8/15/2003            $  535,000    $   509,502
  U.S. Treasury Notes, 5.875%, due 2/15/2004            1,035,000        989,232
  U.S. Treasury Notes, 6.50%, due 5/15/2005               700,000        690,809
  U.S. Treasury Notes, 6.875%, due 5/15/2006            3,350,000      3,387,152
  U.S. Treasury Notes, 7.25%, due 5/15/2004             1,835,000      1,901,225
  U.S. Treasury Notes, 7.25%, due 8/15/2004             2,475,000      2,563,556
  U.S. Treasury Notes, 7.875%, due 11/15/2004             745,000        800,756

TOTAL LONG-TERM DEBT SECURITIES (Cost $10,656,739)                    10,842,232

SHORT-TERM SECURITIES (19.4%)

REPURCHASE AGREEMENT (1.0%)
  State Street Bank, 4.00%, due 7/1/1996
    (Dated 6/28/96, collateralized by U.S. Treasury
    Bond, 9.25%, due 2/15/2016, value $281,875)           273,401        273,401

U.S. GOVERNMENT AGENCY-COLLATERALIZED MORTGAGE
  OBLIGATIONS (3.3%)
    Federal Home Loan Mortgage Corp., 5.85%, due
      8/26/1996                                           910,000        902,710

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES (4.0%)
    Federal National Mortgage Assoc., 5.25%,
      due 7/02/1996                                     1,070,000      1,069,845

                        Renaissance Balanced Portfolio

                                                       PRINCIPAL
                                                        AMOUNT         VALUE
                                                     ---------------------------
SHORT-TERM SECURITIES (CONTINUED)

U.S. GOVERNMENT OBLIGATIONS (11.1%)
  Federal Home Loan Bank Disc. Note, 6.00%,
    due 11/25/1996                                       $1,525,000  $ 1,491,747
  U.S. Treasury Bills, 5.01%, due 8/1/1996                1,500,000    1,493,561
                                                                     -----------
                                                                       2,985,308

TOTAL SHORT-TERM SECURITIES (Cost $5,231,264)                          5,231,264
                                                                     -----------

TOTAL INVESTMENTS (100.00%) (Cost $25,714,901)                       $26,983,102
                                                                     ===========

*Non-income producing

OTHER INFORMATION:

  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1996, aggregated $27,265,594 and $31,988,479 respectively. Net unrealized appreciation for tax purposes aggregated $1,268,201, of which $1,892,231 related to appreciated investment securities and $624,030 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

See accompanying notes.

                       Zweig Asset Allocation Portfolio

                      Statement of Assets and Liabilities

                                 June 30, 1996

 ASSETS
 Investment in securities, at value (cost $37,251,772)
  (Note l)-See accompanying schedule                                $40,232,663
 Cash                                                                    16,217
 Dividends, interest and other receivables                               31,782
                                                                    -----------
 TOTAL ASSETS                                                        40,280,662

 LIABILITIES
 Accounts payable and accrued expenses                                   58,764
                                                                    -----------
 TOTAL LIABILITIES                                                       58,764
                                                                    -----------

 NET ASSETS                                                         $40,221,898
                                                                    ===========

 Net Assets consist of:
  Paid-in capital                                                   $32,264,100
  Undistributed net investment income                                   610,426
  Accumulated undistributed net realized gain on investment
   securities and futures contracts                                   4,447,909
  Net unrealized appreciation on investment securities and
   futures contracts                                                  2,899,463
                                                                    -----------
 NET ASSETS, for 2,850,008 shares outstanding                       $40,221,898
                                                                    ===========
 NET ASSET VALUE, offering and redemption price per share                $14.11
                                                                    ===========

 See accompanying notes.

                       Zweig Asset Allocation Portfolio

                            Statement of Operations

                           Year Ended June 30, 1996

 INVESTMENT INCOME
  Dividends                                                        $   683,324
  Interest                                                             421,989
                                                                   -----------
   Total investment income                                           1,105,313

 EXPENSES (Note 2)
  Investment advisory and management fees                              355,357
  Custody and accounting fees                                          103,664
  Professional fees                                                     15,859
  Directors' fees and expenses                                           6,000
  Other expenses                                                        14,007
                                                                   -----------
   Total expenses                                                      494,887
                                                                   -----------
 Net investment income                                                 610,426

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1)
 Net realized gain (loss) on:
  Investment securities                                              4,727,851
  Futures contracts                                                    (35,836)
                                                                   -----------
   Net realized gain                                                 4,692,015
 Change in unrealized appreciation (depreciation) on:
  Investment securities                                             (1,195,635)
  Futures contracts                                                    (85,708)
                                                                   -----------
   Change in unrealized appreciation                                (1,281,343)
                                                                   -----------
 Net gain on investments                                             3,410,672
                                                                   -----------

 Net increase in net assets resulting from operations              $ 4,021,098
                                                                   ===========

See accompanying notes.


                       Zweig Asset Allocation Portfolio

                      Statement of Changes in Net Assets



                                                          YEAR ENDED JUNE 30,
                                                           1996         1995
                                                       -------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                                 $   610,426  $   947,151
 Net realized gain (loss) on investments                 4,692,015      (80,477)
 Change in net unrealized appreciation                  (1,281,343)   3,944,541
                                                       ------------------------
  Net increase in net assets resulting from
   operations                                            4,021,098    4,811,215

Distributions to shareholders from:
 Net investment income                                    (946,985)    (248,100)

Capital share transactions:
 Proceeds from sales of shares                           4,764,144    7,443,090
 Proceeds from reinvested distributions                    946,985      248,100
 Cost of shares redeemed                                (5,299,505)  (7,081,317)
                                                       ------------------------
  Net increase in net assets resulting from share
   transactions                                            411,624      609,873
                                                       ------------------------

Total increase in net assets                             3,485,737    5,172,988

NET ASSETS
Beginning of period                                     36,736,161   31,563,173
                                                       ------------------------
End of period (including undistributed net investment
 income of $610,426 and $946,985, respectively)        $40,221,898  $36,736,161
                                                       ========================

OTHER INFORMATION
Shares:
 Sold                                                      345,159      640,047
 Issued through reinvestment of distributions               71,107       21,399
 Redeemed                                                 (386,701)    (598,871)
                                                       ------------------------
  Net increase                                              29,565       62,575
                                                       ========================




See accompanying notes.

                       Zweig Asset Allocation Portfolio

                             Financial Highlights


                                                                             DECEMBER 14,
                                                                                 1992
                                                                           (COMMENCEMENT
                                                  YEAR ENDED JUNE 30,       OF OPERATIONS)
                                           ------------------------------- THROUGH JUNE 30,
                                             1996        1995        1994       1993
                                           ------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period       $ 13.02     $ 11.44     $ 10.81     $10.00
Income from investment operations:
  Net investment income                       0.21        0.33        0.10       0.08
  Net realized and unrealized gain on
   investments                                1.21        1.33        0.58       0.73
                                           ------------------------------------------------
  Total from investment operations            1.42        1.66        0.68       0.81
Less distributions:
  From net investment income                 (0.33)      (0.08)      (0.05)         -
                                           ------------------------------------------------
Net asset value, end of period             $ 14.11     $ 13.02     $ 11.44     $10.81
                                           ================================================
TOTAL RETURN (A)                             11.06%      14.57%       6.27%     14.86%

RATIOS AND SUPPLEMENTAL DATA (B)
  Net assets, end of period (in
   thousands)                              $40,222     $36,736     $31,563     $3,856
  Ratio of expenses to average net
   assets (C)                                 1.25%       1.20%       1.39%      1.51%
  Ratio of net investment income to
   average net assets (C)                     1.55%       2.73%       1.67%      1.40%
  Portfolio turnover rate                      105%         45%        101%        12%

(A) Total returns for periods of less than one year are not annualized.

(B) Data expressed as a percentage are annualized as appropriate.

(C) The ratios of expenses and net investment income to average net assets before voluntary expense reimbursement were 4.87% and (1.17%), respectively, for the period December 14, 1992 (commencement of operations) through June 30, 1993. (Note 2)

                       Zweig Asset Allocation Portfolio


                            Schedule of Investments


                                 June 30, 1996



                                           NUMBER
                                          OF SHARES      VALUE
                                          -----------------------
COMMON STOCKS (87.8%)

AGRICULTURAL PRODUCTION-CROPS (0.5%)
 RJR Nabisco Holdings Corporation             6,200    $  192,200


APPAREL AND ACCESSORY STORES (1.0%)
 Ross Stores, Inc.                           11,200       389,900


BUSINESS SERVICES (0.7%)
 Comdisco, Inc.                               5,600       149,100
 Computervision Corporation*                  5,000        50,000
 Radius, Inc.*                                   45           121
 Teradyne, Inc.*                              4,200        72,450
                                                       ----------
                                                          271,671

CHEMICALS AND ALLIED PRODUCTS (4.4%)
 Albemarle Corporation                        7,200       131,400
 B.F. Goodrich Company                        3,500       130,813
 Cabot Corporation                            1,000        24,500
 Cytec Industries, Inc.*                      2,200       188,100
 Imperial Chemical Industries Plc             3,800       186,675
 International Specialty Products, Inc.       4,500        49,500
 Norsk Hydro                                  2,600       127,075
 Olin Corporation                             3,100       276,675
 Rohm & Haas Company                          2,800       175,700
 Terra Industries, Inc.                      13,800       170,775
 Union Carbide Corporation                    7,900       314,025
                                                       ----------
                                                        1,775,238

                       Zweig Asset Allocation Portfolio


                                       NUMBER
                                      OF SHARES   VALUE
                                      -------------------
 COMMON STOCKS (CONTINUED)


 COAL MINING (0.1%)
  Zeigler Coal Holding Company            2,500  $ 40,000

 COMMUNICATIONS (1.4%)
  Sprint Corporation                      5,100   214,200
  Tele Danmark                            6,800   172,550
  Telefonica de Espana                    2,900   159,863
                                                 --------
                                                  546,613
 DEPOSITORY INSTITUTIONS (12.9%)
  Ahmanson (H.F.) & Company               6,900   186,300
  Allied Irish Banks                        100     3,113
  Bank of Boston Corporation              9,200   455,400
  Bankamerica Corporation                 2,900   219,675
  Bankunited Financial Corporation*       5,200    39,000
  Cal Fed Bancorp, Inc.*                  7,300   133,225
  Chase Manhattan Corporation             8,104   572,345
  City National Corporation              13,500   212,625
  Coast Savings Financial*                1,500    49,125
  Crestar Financial Corporation             400    21,350
  Dime Bancorp, Inc.*                     7,500    97,500
  First American Corporation              3,800   160,312
  First Union Corporation                 4,600   280,025
  Great Western Financial                 7,300   174,287
  Hibernia Corporation                    3,500    38,063
  Imperial Bancorp*                       8,000   193,000
  Leader Financial Corporation            3,600   160,200
  Long Island Bancorp, Inc.               6,800   207,825
  Nationsbank Corporation                 1,800   148,725

                       Zweig Asset Allocation Portfolio


                                                                     NUMBER
                                                                    OF SHARES     VALUE
                                                                    -----------------------
COMMON STOCKS (CONTINUED)

DEPOSITORY INSTITUTIONS (12.9%)(CONTINUED)
 North Fork Bancorporation                                            1,700    $   44,413
 Peoples Bank Bridgeport                                              8,300       185,194
 Peoples Heritage Financial Group, Inc.                               7,900       161,456
 RCSB Financial, Inc.                                                 8,000       206,500
 Republic New York Corporation                                        2,600       161,850
 Riggs National Corporation                                          13,300       162,094
 TCF Financial Corporation                                            5,200       172,900
 T R Financial Corporation                                            6,100       166,606
 Unionbancal Corporation                                              4,600       242,650
 Wells Fargo & Company                                                  500       119,437
 Zions Bancorporation                                                 2,700       197,269
                                                                               ----------
                                                                                5,172,464
EATING AND DRINKING PLACES (0.5%)
 Foodmaker, Inc.*                                                    23,100       199,238

ELECTRIC, GAS AND SANITARY SERVICES (18.4%)
 Allegheny Power System, Inc.                                         5,400       166,725
 American Electric Power                                              4,000       170,500
 American Water Works, Inc.                                           3,000       120,750
 Atlantic Energy, Inc.                                                4,000        73,000
 Baltimore Gas & Electric                                             6,100       173,087
 Boston Edison Company                                                5,800       147,900
 Central Maine Power                                                  7,200       104,400
 Columbia Gas System                                                 10,500       547,312
 DTE Energy Company                                                   5,600       172,900
 Dominion Resources, Inc.                                             4,500       180,000
 Eastern Enterprises                                                  4,500       149,625

                                      17

                       Zweig Asset Allocation Portfolio


                                                                     NUMBER
                                                                    OF SHARES       VALUE
                                                                    ------------------------
 COMMON STOCKS (CONTINUED)

 ELECTRIC, GAS AND SANITARY SERVICES (18.4%)(CONTINUED)
  Edison International                                                9,500       $167,437
  E1 Paso Natural Gas Company                                         4,900        188,650
  Entergy Corporation                                                 7,700        218,488
  General Public Utilities Corporation                                5,800        204,450
  Idaho Power Company                                                 5,400        168,075
  Illinova Corporation                                               10,900        313,375
  IPALCO Enterprises, Inc.                                            7,200        189,000
  Long Island Lighting Company                                       10,800        180,900
  MCN Corporation                                                     8,200        199,875
  MidAmerican Energy Company                                         10,200        175,950
  New England Electric System                                         3,300        120,037
  New York State Electric & Gas                                       5,400        131,625
  Noram Energy Corporation                                           15,100        164,213
  Northern States Power                                               3,300        162,937
  Oneok, Inc.                                                         2,700         67,500
  Pacific Gas & Electric                                              6,300        146,475
  Peoples Energy Corporation                                          6,000        201,000
  Pinnacle West Corporation                                          16,800        510,300
  Portland General Corporation                                        4,900        151,288
  PowerGen Plc                                                        5,800        172,550
  Public Service Company of Colorado                                  3,300        121,275
  Public Service Company of New Mexico*                               8,700        178,350
  Rochester Gas & Electric                                            3,700         79,550
  Texas Utilities Company                                             4,000        171,000
  Tucson Electric Power Company*                                      6,000         81,000
  Unicom Corporation                                                  8,800        245,300
  United Illuminating Company                                         4,500        168,188
  Utilicorp United, Inc.                                              5,600        154,700

                       Zweig Asset Allocation Portfolio


                                                             NUMBER
                                                             OF SHARES  VALUE
                                                             -------------------
COMMON STOCKS (CONTINUED)

ELECTRIC, GAS AND SANITARY SERVICES (18.4%)(CONTINUED)
 Washington Water Power Company                               1,900    $  35,388
 Westcoast Energy, Inc.                                       9,300      139,500
 Western Resource                                             6,200      185,225
                                                                       ---------
                                                                       7,399,800

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (2.2%)
 Advanced Semiconductor*                                      9,300       99,975
 Ameridata Technologies, Inc.*                               10,600      168,275
 Burr-Brown Corporation*                                      7,600      132,050
 Cypress Semiconductor Corporation*                           5,000       60,000
 Electro Scientific Industries, Inc.*                         4,100       84,562
 Hadco Corporation*                                           8,200      174,250
 Silicon Valley Group, Inc.*                                  7,900      148,619
                                                                       ---------
                                                                         867,731
 ENGINEERING AND MANAGEMENT SERVICES (0.03%)
  Bet Plc                                                       900       12,712

FABRICATED METAL PRODUCTS (0.4%)
 Wyman-Gordon Company*                                        8,200      145,037

FOOD AND KINDRED PRODUCTS (1.8%)
 Archer Daniels Midland Company                               7,792      149,022
 IBP,Inc.                                                    20,600      569,075
                                                                       ---------
                                                                         718,097

                       Zweig Asset Allocation Portfolio

                                          NUMBER
                                          OF SHARES   VALUE
                                          -------------------

COMMON STOCKS (CONTINUED)

FOOD STORES (0.3%)
 Great Atlantic & Pacific Tea Company      1,100     $ 36,163
 Smith's Food & Drug Centers               2,959       70,646
                                                     --------
                                                      106,809
 FORESTRY (0.5%)
  Rayonier, Inc.                           5,200      197,600

GENERAL BUILDING CONTRACTORS (0.7%)
 Empresas ICA Sociedad Controladora       14,300      198,412
 U.S. Home Corporation*                    3,600       88,650
                                                     --------
                                                      287,062
GENERAL MERCHANDISE STORES (1.1%)
 Carson Pirie Scott & Company*             1,000       26,750
 Equitable of Iowa Companies               1,600       56,800
 Mercantile Stores Company, Inc.           2,600      152,425
 Shopko Stores, Inc.                       1,700       27,413
 Waban, Inc.*                              7,600      181,450
                                                     --------
                                                      444,838
HEALTH SERVICES (1.3%)
 Maxicare Health Plans, Inc.*              7,600      144,875
 Ornda Healthcorp*                         9,700      232,800
 Universal Health Services*                6,200      161,975
                                                     --------
                                                      539,650

                       Zweig Asset Allocation Portfolio


                                                             NUMBER
                                                           OF SHARES    VALUE
                                                           --------------------
COMMON STOCKS (CONTINUED)

HOLDING AND OTHER INVESTMENT OFFICES (0.7%)
  CWM Mortgage Holdings, Inc.                                 10,100  $ 171,700
  Thornburg Mortgage Asset Corporation                         6,800    110,500
                                                                      ---------
                                                                        282,200
INDUSTRIAL MACHINERY AND EQUIPMENT (5.5%)
  Agco Corporation                                            11,200    310,800
  Applied Magnetics Corporation*                               8,300     87,150
  Case Corporation                                             6,400    307,200
  Data General Corporation*                                   11,100    144,300
  Digital Equipment*                                           2,000     90,000
  Global Industries Technology, Inc.*                          5,200     83,200
  Harris Corporation                                           4,100    250,100
  Innovex, Inc.                                               12,200    211,975
  International Business Machines Corporation                  3,900    386,100
  Kulicke & Soffa Industries*                                  2,900     42,050
  Parker Hannifin Corporation                                  3,800    161,025
  Tecumseh Products Company                                      800     43,200
  Toro Company                                                 2,700     89,437
                                                                      ---------
                                                                      2,206,537

INSTRUMENTS AND RELATED PRODUCTS (1.0%)
  ICN Pharmaceuticals                                          7,800    181,350
  Measurex Corporation                                         6,700    195,975
                                                                      ---------
                                                                        377,325

                       Zweig Asset Allocation Portfolio


                                                             NUMBER
                                                           OF SHARES    VALUE
                                                           --------------------
COMMON STOCKS (CONTINUED)

INSURANCE CARRIERS (7.2%)
  Ace, Ltd.                                                    4,300  $ 202,100
  Ambac, Inc.                                                  2,200    114,675
  American Bankers Insurance Group, Inc.                       4,000    175,000
  American Financial Group, Inc.                               3,100     93,388
  Arbatax International, Inc.*                                 4,750     24,047
  Capital Re Corporation                                         600     22,050
  Conseco, Inc.                                                4,800    192,000
  Delphi Financial Group, Inc.*                                5,800    155,150
  Exel Limited                                                 2,400    169,200
  Equitable Companies, Inc.                                    6,900    171,638
  Fremont General Corporation                                  3,800     87,400
  Loews Corporation                                            4,200    331,275
  Old Republic International                                     600     12,900
  Penncorp Financial Group, Inc.                               3,200    101,600
  Pioneer Financial Services, Inc.                             2,400     39,900
  Presidential Life Corporation                                6,700     69,094
  Providian Corporation                                        4,000    171,500
  Reliance Group Holdings, Inc.                               15,400    115,500
  Reliastar Financial Corporation                                700     30,187
  Safeco Corporation                                           4,800    170,100
  TIG Holdings, Inc.                                           5,500    159,500
  Travelers Group, Inc.                                        2,400    109,500
  Twentieth Century Industries                                 3,500     58,187
  United Insurance Companies                                   4,600    104,362
  Vesta Insurance Group, Inc.                                  2,800     93,450
                                                                      ---------
                                                                      2,973,703

                       Zweig Asset Allocation Portfolio

                                                     NUMBER
                                                     OF SHARES       VALUE
                                                   -------------------------
COMMON STOCKS (CONTINUED)

METAL MINING (1.6%)
  Asarco, Inc.                                         5,400       $149,175
  Cyprus Amax Minerals Company                         4,800        108,600
  Freeport McMoran, Inc.                               4,800        170,400
  Phelps Dodge                                         3,200        199,600
                                                                   --------
                                                                    627,775
MISCELLANEOUS RETAIL (0.8%)
  Jack Eckerd Corporation*                             7,800        176,475
  Revco Drug Stores, Inc.*                             6,900        164,738
                                                                   --------
                                                                    341,213
NONDEPOSITORY INSTITUTIONS (0.8%)
  AT&T Capital Corporation                             3,900        170,625
  Finova Group, Inc.                                     300         14,625
  Textron, Inc.                                        1,500        119,812
                                                                   --------
                                                                    305,062
OIL & GAS DISTRACTION (0.09%)
  BJ Services Company Warrants*                          340          4,505
  USX-Marathon Group, Inc.                             1,500         30,188
                                                                   --------
                                                                     34,693
PAPER AND ALLIED PRODUCTS (3.3%)
  Abitibi Price, Inc.                                  4,900         66,762
  Boise Cascade Corporation                            6,300        230,738
  Bowater, Inc.                                        4,500        169,312
  Consolidated Papers, Inc.                            3,400        176,800
  International Paper Company                         10,677        393,714

                       Zweig Asset Allocation Portfolio

                                                     NUMBER
                                                     OF SHARES       VALUE
                                                   -------------------------
COMMON STOCKS (CONTINUED)

PAPER AND ALLIED PRODUCTS (3.3%)(CONTINUED)
 Longview Fibre Company                                1,300      $   22,100
 Mercer International, Inc.*                           6,300          84,263
 Westvaco Corporation                                  6,400         191,200
                                                                  ----------
                                                                   1,334,889

PETROLEUM AND COAL PRODUCTS (2.8%)
 Coastal Corporation                                   8,700         363,225
 Elf Aquitane                                          3,400         124,950
 Repsol S.A.                                           8,100         281,475
 Tesoro Petroleum Corporation*                         5,800          66,700
 Texaco, Inc.                                          2,000         167,750
 Valero Energy Corporation                             4,300         107,500
                                                                  ----------
                                                                   1,111,600

PRIMARY METAL INDUSTRIES (2.4%)
 AK Steel Holding Corporation                          3,300         129,112
 Alumax, Inc.*                                         8,400         255,150
 British Steel Plc                                     4,600         116,725
 Mueller Industries, Inc.*                               800          33,200
 Quanex Corporation                                    3,600          85,050
 Reynolds Metals Company                               4,800         250,200
 USX-U.S. Steel Company                                3,800         107,825
                                                                  ----------
                                                                     977,262

RAILROAD TRANSPORTATION (0.4%)
 Canadian Pacific, Ltd.                                7,800         171,600

                       Zweig Asset Allocation Portfolio


                                                             NUMBER
                                                           OF SHARES    VALUE
                                                           --------------------
COMMON STOCKS (CONTINUED)
RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS (0.4%)
  Goodyear Tire & Rubber Company                              3,500  $  168,875

SECURITY AND COMMODITY BROKERS (3.4%)
  AG Edwards, Inc.                                            5,100     138,338
  Alex Brown, Inc.                                            3,600     203,400
  Bear Stearns Companies, Inc.                                6,615     156,279
  BHC Financial, Inc.                                         8,100     112,388
  Lehman Brothers Holdings                                    9,500     235,125
  Morgan Stanley Group                                        3,400     167,025
  Quick & Reilly Group, Inc.                                  5,000     162,500
  Salomon, Inc.                                               4,700     206,800
                                                                     ----------
                                                                      1,381,855

STONE, CLAY & GLASS PRODUCTS (1.4%)
  Hanson Plc                                                 11,800     168,150
  LaFarge Corporation                                         3,000      60,750
  Lone Star Industries*                                       3,300     110,963
  Owens-Illinois, Inc.*                                       4,600      73,600
  Schuller Corporation*                                      14,900     154,587
                                                                     ----------
                                                                        568,050

TRANSPORATION EQUIPMENT (0.9%)
  Chrysler Corporation                                        1,901     117,862
  Dana Corporation                                            1,700      52,700
  Volvo AB                                                    8,800     199,100
                                                                     ----------
                                                                        369,662

                       Zweig Asset Allocation Portfolio


                                                           NUMBER
                                                         OF SHARES     VALUE
                                                      -------------------------
COMMON STOCKS (CONTINUED)

TRANSPORTATION BY AIR (4.6%)
  AMR Corporation*                                         2,400    $   218,400
  Alaska Airgroup, Inc.*                                   9,100        249,112
  America West Airlines, Inc.*                            10,700        235,400
  British Airways Plc                                      1,700        145,775
  Continental Airlines*                                    4,100        253,175
  Delta Airlines                                           3,600        298,800
  KLM Royal Dutch Air                                      3,900        123,825
  Northwest Airlines Corporation*                          4,000        157,750
  US Air Group, Inc.*                                      9,500        171,000
                                                                    -----------
                                                                      1,853,237

WATER TRANSPORTATION (0.6%)
  Stolt-Nielsen S.A.                                       9,200        165,025
  Transportacion Maritima Mexicana S.A.                    9,000         66,375
                                                                    -----------
                                                                        231,400

WHOLESALE TRADE-DURABLE GOODS (0.9%)
  Arrow Electronics, Inc.*                                 3,200        138,000
  Avnet, Inc.                                              3,000        126,375
  Marshall Industries*                                     2,000         56,000
  Wyle Electronics                                         1,000         33,125
                                                                    -----------
                                                                        353,500

WHOLESALE TRADE-NONDURABLE GOODS (0.8%)
  Caraustar Industries, Inc.                               6,200        165,850
  Foxmeyer Health Corporation*                            10,200        151,725
  Swedish Match AB*                                          580         17,980
                                                                    -----------
                                                                        335,555
                                                                    -----------

TOTAL COMMON STOCKS (Cost $32,331,762)                               35,312,653

                       Zweig Asset Allocation Portfolio


                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                    -------------------------
SHORT-TERM SECURITIES (12.2%)

U.S. GOVERNMENT AGENCY (5.1%)
 Federal National Mortgage Assoc. Discount Note,
  5.28%, due 7/30/1996                               $  2,050,000  $ 2,041,281

U.S. GOVERNMENT AGENCY-COLLATERALIZED MORTGAGE
 OBLIGATIONS (5.2%)
  Fed. Home Loan Mort. Corp., 5.26%, due 7/15/1996      2,100,000    2,095,704

U.S. GOVERNMENT OBLIGATIONS (1.3%)
 U.S. Treasury Bills, 4.85%, due 7/5/1996                  50,000       49,973
 U.S. Treasury Bills, 4.89%, due 7/5/1996                  25,000       24,986
 U.S. Treasury Bills, 4.91%, due 7/5/1996                  50,000       49,973
 U.S. Treasury Bills, 4.935%, due 7/5/1996                 85,000       84,953
 U.S. Treasury Bills, 5.045%, due 8/29/1996               300,000      297,520
                                                                   -----------
                                                                       507,405
REPURCHASE AGREEMENT (0.6%)
 State Street Bank, 4.00%, due 7/1/1996
  (Dated 6/28/96, collateralized by U.S. Treasury
  Bond, 9.25%, due 2/15/2016, value $281,875)             275,620      275,620
                                                                   -----------

TOTAL SHORT-TERM SECURITIES (Cost $4,920,010)                        4,920,010
                                                                   -----------

TOTAL INVESTMENTS (100.0%) (Cost $37,251,772)                      $40,232,663
                                                                   ===========

                       Zweig Asset Allocation Portfolio


FUTURES CONTRACTS
                                                   CONTRACT
                                     EXPIRATION   AMOUNT AT   UNREALIZED
                                        DATE        VALUE        LOSS
                                     ------------------------------------
28 S&P 500 Futures
 Contracts-Short+                    9/19/96     $9,475,200   $ (81,428)
                                                 ========================

+ The above futures contracts are collateralized by a U.S. Treasury Bill at $210,000 par value, due 7/5/96 and a U.S. Treasury Bill at $300,000 par value, due 8/29/96.

* Non-income producing

OTHER INFORMATION:
 Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1996, aggregated $40,041,080 and $33,306,468, respectively. Net unrealized appreciation for tax purposes aggregated $2,973,912 of which $4,054,379 related to appreciated investment securities and $1,080,467 related to depreciated investment securities. The aggregate cost of securities is $37,258,751 for tax purposes.

See accompanying notes.

                     Nicholas-Applegate Balanced Portfolio

                      Statement of Assets and Liabilities

                                 June 30, 1996

ASSETS
Investment in securities, at value (cost $44,832,576)
  (Note l)-See accompanying schedule                                 $49,827,401
Cash                                                                      38,746
Receivable for investment securities sold                                348,151
Dividends, interest and other receivables                                256,368
                                                                     -----------
TOTAL ASSETS                                                          50,470,666

LIABILITIES
Payable for investment securities purchased                              948,639
Accounts payable and accrued expenses                                     59,250
                                                                     -----------
TOTAL LIABILITIES                                                      1,007,889
                                                                     -----------
NET ASSETS                                                           $49,462,777
                                                                     ===========
Net Assets consist of:
  Paid-in capital                                                    $39,069,844
  Undistributed net investment income                                    924,428
  Accumulated undistributed net realized gain on investments           4,473,680
  Net unrealized appreciation on investment securities                 4,994,825
                                                                     -----------
NET ASSETS, for 3,374,014 shares outstanding                         $49,462,777
                                                                     ===========
NET ASSET VALUE, offering and redemption price per share             $     14.66
                                                                     ===========

See accompanying notes.

                     Nicholas-Applegate Balanced Portfolio

                            Statement of Operations

                           Year Ended June 30, 1996
INVESTMENT INCOME
  Dividends                                                          $  275,313
  Interest                                                            1,119,604
                                                                     ----------
    Total investment income                                           1,394,917

EXPENSES (Note 2)
  Investment advisory and management fees                               312,334
  Custody and accounting fees                                           126,094
  Professional fees                                                      15,859
  Directors' fees and expenses                                            6,000
  Other expenses                                                         10,202
                                                                     ----------
    Total expenses                                                      470,489
                                                                     ----------
  Net investment income                                                 924,428

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1)
  Net realized gain on investments                                    6,092,935
  Change in unrealized appreciation on investment securities         (1,004,611)
                                                                     ----------
Net gain on investments                                               5,088,324
                                                                     ----------
Net increase in net assets resulting from operations                 $6,012,752
                                                                     ==========

See accompanying notes.

                     Nicholas-Applegate Balanced Portfolio

                      Statement of Changes in Net Assets

                                                           YEAR ENDED JUNE 30,
                                                           1996           1995
                                                       --------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                                 $   924,428    $   936,566
 Net realized gain (loss) on investments                 6,092,935       (283,310)
 Change in net unrealized appreciation
  (depreciation)                                        (1,004,611)     6,479,460
                                                       --------------------------
  Net increase in net assets resulting from
   operations                                            6,012,752      7,132,716
Distributions to shareholders from:
 Net investment income                                    (935,896)      (386,000)

Capital share transactions:
 Proceeds from sales of shares                           5,298,577      7,522,637
 Proceeds from reinvested distributions                    935,896        386,000
 Cost of shares redeemed                                (7,629,163)    (8,232,738)
                                                       --------------------------
  Net decrease in net assets resulting from share
   transactions                                         (1,394,690)      (324,101)
                                                       --------------------------
Total increase in net assets                             3,682,166      6,422,615

NET ASSETS
Beginning of period                                     45,780,611     39,357,996
                                                       --------------------------
End of period (including undistributed net investment
 income of $924,428 and $935,896, respectively)        $49,462,777    $45,780,611
                                                       ==========================
OTHER INFORMATION
Shares:
 Sold                                                      380,150        641,113
 Issued through reinvestment of distributions               68,284         32,590
 Redeemed                                                 (550,111)      (689,568)
                                                       --------------------------
  Net decrease                                            (101,677)       (15,865)
                                                       ==========================

See accompanying notes.

                     Nicholas-Applegate Balanced Portfolio

                             Financial Highlights

                                                                         DECEMBER 3,
                                                                             1992
                                                                        (COMMENCEMENT
                                           YEAR ENDED JUNE 30,          OF OPERATIONS)
                                      -----------------------------    THROUGH JUNE 30,
                                        1996       1995       1994           1993
                                      -------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period  $ 13.17    $ 11.27    $ 11.50         $10.00
Income from investment operations:
 Net investment income                   0.27       0.27       0.09           0.11
 Net realized and unrealized gain
  (loss) on investments                  1.49       1.74      (0.29)          1.39
                                      -------------------------------------------------
 Total from investment operations        1.76       2.01      (0.20)          1.50
Less distributions:
 From net investment income             (0.27)     (0.11)     (0.03)            --
                                      -------------------------------------------------
Net asset value, end of period        $ 14.66    $ 13.17    $ 11.27         $11.50
                                      =================================================
TOTAL RETURN (A)                        13.53%     17.92%     (1.70%)        26.07%
RATIOS AND SUPPLEMENTAL DATA (B)
 Net Assets, end of period (in
  thousands)                          $49,463    $45,781    $39,358         $5,567
 Ratio of expenses to average net
  assets (C)                             0.98%      0.94%      1.03%          1.25%
 Ratio of net investment income to
  average net assets (C)                 1.92%      2.20%      1.69%          1.70%
 Portfolio turnover rate                  127%       108%        56%            21%

(A) Total returns for periods less than one year are not annualized.

(B) Data expressed as a percentage are annualized as appropriate.

(C) The ratios of expenses and net investment income to average net assets before voluntary expense reimbursement were 3.87% and (0.72%), respectively, for the period December 3, 1992 (commencement of operations) through June 30, 1993. (Note 2)

                     Nicholas-Applegate Balanced Portfolio

                            Schedule of Investments

                                 June 30, 1996


                                                            NUMBER
                                                          OF SHARES    VALUE
                                                          ---------------------
COMMON STOCKS (63.5%)

AMUSEMENT & RECREATION SERVICES (0.5%)
  Grand Casinos, Inc.*                                       8,850   $  227,888

APPAREL & ACCESSORY STORES (1.3%)
  Gap, Inc.                                                 10,900      350,163
  Ross Stores, Inc.                                          9,200      320,275
                                                                     ----------
                                                                        670,438

APPAREL & OTHER TEXTILE PRODUCTS (0.7%)
  Liz Claiborne, Inc.                                       10,500      363,563

BUSINESS SERVICES (12.9%)
  Adaptec, Inc.*                                             7,200      340,650
  America Online, Inc.*                                      5,700      248,663
  BMC Software, Inc.*                                        5,800      345,825
  Cadence Design Systems, Inc.*                             11,550      389,813
  Cisco Systems, Inc.*                                       9,000      510,188
  Computer Associates International, Inc.                    5,760      410,400
  GTECH Holdings Corporation*                                9,700      287,363
  HBO & Company                                              7,400      500,425
  McAfee Associated, Inc.*                                   9,300      456,281
  Microsoft Corporation*                                     3,200      384,200
  Oracle Corporation                                         8,300      327,331
  Parametric Technologies, Inc.*                             6,700      290,194
  Peoplesoft, Inc.*                                          6,000      426,750


                     Nicholas-Applegate Balanced Portfolio


                                                            NUMBER
                                                          OF SHARES    VALUE
                                                          ---------------------
COMMON STOCKS (CONTINUED)

BUSINESS SERVICES (12.9%)(CONTINUED)
  Primark Corporation                                       6,700    $  218,588
  Rational Software Corporation*                            5,700       307,444
  Structural Dynamics Research*                            11,400       249,375
  Sun Microsystems, Inc.*                                  12,400       730,050
                                                                     ----------
                                                                      6,423,540

CHEMICALS & ALLIED PRODUCTS (1.7%)
  Jones Medical Industries, Inc.                            8,850       292,603
  Medeva Plc                                               18,500       286,750
  Watson Pharmaceutical, Inc.*                              7,700       291,638
                                                                     ----------
                                                                        870,991

COMMUNICATIONS (0.7%)
  LCI International, Inc.*                                 10,500       329,438

DEPOSITORY INSTITUTIONS (2.4%)
  MBNA Corporation                                         10,100       287,850
  Nationsbank Corporation                                   1,700       140,463
  Standard Federal Bancorporation                           3,300       127,050
  TCF Financial Corporation                                 9,600       319,200
  Zions Bancorporation                                      4,100       299,556
                                                                     ----------
                                                                      1,174,119
EATING & DRINKING PLACES (0.6%)
  Outback Steakhouse, Inc.*                                 8,000       275,000



                     Nicholas-Applegate Balanced Portfolio


                                                           NUMBER
                                                           OF SHARES     VALUE
                                                         -----------------------
COMMON STOCKS (CONTINUED)

ELECTRIC, GAS, & SANITARY (2.6%)
  Noram Energy Corporation                                   38,000   $  413,250
  USA Waste Services, Inc.*                                  16,300      482,888
  Williams Companies, Inc.                                    7,800      386,100
                                                                      ----------
                                                                       1,282,238
ELECTRICAL & ELECTRONIC MACHINERY EQUIPMENT (4.6%)
  Ascend Communications, Inc.*                                9,700      545,019
  C-Cube Microsystems, Inc.*                                  5,000      165,313
  Cascade Communications Corporation*                         9,400      639,775
  Maxim Integrated Products*                                  8,800      240,350
  PairGain Technologies, Inc.*                               11,600      719,925
                                                                      ----------
                                                                       2,310,382
ENGINEERING & MANAGEMENT SERVICES (3.0%)
  Corrections Corporation of America*                         7,300      511,000
  Gartner Group, Inc.*                                        7,200      264,150
  Paychex, Inc.                                               6,200      297,988
  Quintiles Transnational Corporation*                        6,200      406,100
                                                                       ---------
                                                                       1,479,238
FOOD STORES (0.6%)
  Vons Companies, Inc.*                                       8,400      313,950

FURNITURE & FIXTURES (0.6%)
  Herman Miller, Inc.                                         9,400      287,288

                     Nicholas-Applegate Balanced Portfolio

                                                            NUMBER
                                                            OF SHARES    VALUE
                                                          ----------------------
COMMON STOCKS (CONTINUED)

FURNITURE & HOMEFURNISHINGS STORES (0.6%)
  CompUSA, Inc.*                                             8,500    $  290,063

GENERAL MERCHANDISE STORES (0.6%)
  TJX Companies, Inc.                                        8,900       300,375

HEALTH SERVICES (0.8%)
  Health Management Associates, Inc.*                       11,500       232,875
  Idexx Laboratories, Inc.*                                  3,700       144,763
                                                                      ----------
                                                                         377,638

HOTELS & OTHER LODGING PLACES (2.8%)
  HFS, Inc.*                                                 7,200       504,000
  Hilton Hotels Corporation                                  2,200       247,500
  La Quinta Inns, Inc.                                       9,600       321,600
  Marriott International, Inc.                               6,300       338,625
                                                                      ----------
                                                                       1,411,725

INDUSTRIAL MACHINERY & EQUIPMENT (3.4%)
  Iomega Corporation*                                       12,500       360,156
  Komag, Inc.*                                              10,600       278,250
  US Robotics Corporation*                                   8,800       751,300
  Western Digital Corporation*                              12,100       316,113
                                                                      ----------
                                                                       1,705,819

INSTRUMENTS & RELATED PRODUCTS (3.2%)
   Becton Dickinson & Company                                4,000       321,000
   Luxottica Group                                           3,900       286,163

                     Nicholas-Applegate Balanced Portfolio


                                                    NUMBER
                                                    OF SHARES    VALUE
                                                    -----------------------
COMMON STOCKS (CONTINUED)

INSTRUMENTS & RELATED PRODUCTS (3.2%)(CONTINUED)
 Medtronic, Inc.                                    6,200       $  347,200
 Sci Systems, Inc.*                                 9,400          382,463
 Target Therapeutics, Inc.*                         5,900          241,900
                                                                ----------
                                                                 1,578,726
INSURANCE CARRIERS (1.1%)
 Conseco, Inc.                                      7,400          296,000
 Oxford Health Plans*                               6,700          275,119
                                                                ----------
                                                                   571,119
METAL MINING (0.5%)
 Getchell Gold Corporation*                         8,300          273,900

MISCELLANEOUS MANUFACTURING INDUSTRIES (1.5%)
 Callaway Golf Company                             11,800          392,350
 Tiffany & Company                                  5,000          365,000
                                                                ----------
                                                                   757,350
MISCELLANEOUS RETAIL (2.1%)
 Bed, Bath & Beyond, Inc.*                         12,400          329,375
 Jack Eckerd Corporation *                         13,400          303,175
 Longs Drug Stores, Inc.                            2,600          116,025
 Staples, Inc.*                                    15,100          293,506
                                                                ----------
                                                                 1,042,081

                     Nicholas-Applegate Balanced Portfolio


                                                NUMBER
                                                OF SHARES     VALUE
                                                -----------------------
COMMON STOCKS (CONTINUED)

NONDEPOSITORY INSTITUTIONS (0.9%)
 Green Tree Financial Corporation                9,800       $  306,250
 The Money Store, Inc.                           5,800          127,238
                                                             ----------
                                                                433,488

OIL & GAS EXTRACTION (3.3%)
 Parker & Parsley Petroleum Company             12,800          355,200
 Phillips Petroleum Company                      7,800          326,625
 Reading & Bates Corporation*                   24,700          546,488
 Sonat Offshore Drilling, Inc.                   8,100          409,050
                                                             ----------
                                                              1,637,363

PAPER & ALLIED PRODUCTS (0.6%)
 Avery Dennison Corporation                      5,700          312,788

PETROLEUM & COAL PRODUCTS (0.4%)
 Valero Energy Corporation                       7,600          190,000

PRINTING & PUBLISHING (0.3%)
 Meredith Corporation                            3,600          150,300

RAILROAD TRANSPORTATION (0.2%)
 Canadian Pacific, Ltd.                          5,500          121,000

SECURITY & COMMODITY BROKERS (2.7%)
 Bear Stearns Companies, Inc.                   10,375          245,109
 Lehman Brothers Holdings, Inc.                 11,000          272,250
 Morgan Stanley Group, Inc.                      4,600          225,975

                     Nicholas-Applegate Balanced Portfolio

                                          NUMBER
                                          OF SHARES      VALUE
                                          -------------------------
COMMON STOCKS (CONTINUED)

SECURITY & COMMODITY BROKERS
(2.7%)(CONTINUED)
  Paine Webber Group, Inc.                   14,100     $   334,875
  Salomon, Inc.                               5,900         259,600
                                                        -----------
                                                          1,337,809

TRANSPORTATION BY AIR (2.4%)
  AMR Corporation*                            3,500         318,500
  America West Airlines, Inc.*               15,700         345,400
  Continental Airlines*                       5,900         364,325
  Northwest Airlines Corporation*             4,600         181,413
                                                        -----------
                                                          1,209,638

TRANSPORTATION EQUIPMENT (1.8%)
  Chrysler Corporation                        4,900         303,800
  Gentex Corporation*                        14,200         275,125
  Harsco Corporation                          4,600         309,350
                                                        -----------
                                                            888,275

WATER TRANSPORTATION (0.9%)
  Tidewater, Inc.                             9,700         425,588

WHOLESALE TRADE - DURABLE GOODS (0.7%)
  Omnicare, Inc.                             13,600         360,400

WHOLESALE TRADE - NONDURABLE GOODS (0.5%)
  Phillip Morris Company, Inc.                2,300         239,200
                                                        -----------

TOTAL COMMON STOCK (Cost $26,393,484)                    31,622,718



                    Nicholas-Applegate Balanced Portfolio


                                                      PRINCIPAL
                                                       AMOUNT      VALUE
                                                      ------------------------
LONG-TERM DEBT SECURITIES (32.1%)

U.S. GOVERNMENT OBLIGATIONS (32.1%)
  Tennessee Valley Authority, 6.375%, due 6/15/2005   $3,750,000   $ 3,604,088
  U.S. Treasury Note, 6.25%, due 2/15/2003             1,890,000     1,856,623
  U.S. Treasury Note, 7.25%, due 5/15/2004             3,800,000     3,937,142
  U.S. Treasury Note, 7.50%, due 5/15/2002             3,210,000     3,360,453
  U.S. Treasury Note, 8.25%, due 7/15/1998             3,120,000     3,243,334
                                                                   -----------
TOTAL LONG-TERM DEBT SECURITIES (Cost $16,236,049)                  16,001,640
                                                                   -----------
SHORT-TERM SECURITIES (4.4%)

REPURCHASE AGREEMENT (4.4%)
  State Street Bank, 4.00%, due 7/1/1996
    (Dated 6/28/96, collateralized by U.S. Treasury
    Bond, 9.25%, due 2/15/2016, value $2,248,594)      2,203,043     2,203,043
                                                                   -----------
TOTAL SHORT-TERM SECURITIES (Cost $2,203,043)                        2,203,043
                                                                   -----------
TOTAL INVESTMENTS (100.0%) (Cost $44,832,576)                      $49,827,401
                                                                   ===========

*Non-income producing

                     Nicholas-Applegate Balanced Portfolio

OTHER INFORMATION:
 Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1996, aggregated $58,118,518 and $59,765,188, respectively. Net unrealized appreciation for tax purposes aggregated $4,994,825, of which $6,455,631 related to appreciated investment securities and $1,460,806 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

See accompanying notes.

            Harris Bretall Sullivan & Smith Equity Growth Portfolio


                      Statement of Assets and Liabilities


                                 June 30, 1996

ASSETS
Investment in securities, at value (cost $19,365,268)
 (Note l)-See accompanying schedule                                                   $23,814,826
Cash                                                                                        6,912
Dividends and interest receivable                                                          24,532
                                                                                      -----------
TOTAL ASSETS                                                                           23,846,270


LIABILITIES
Accounts payable and accrued expenses                                                      35,861
                                                                                      -----------
TOTAL LIABILITIES                                                                          35,861
                                                                                      -----------
NET ASSETS                                                                            $23,810,409
                                                                                      ===========
Net Assets consist of:
 Paid-in capital                                                                      $17,617,592
 Undistributed net investment income                                                        5,649
 Accumulated undistributed net realized gain on investments                             1,737,610
 Net unrealized appreciation on investment securities                                   4,449,558
                                                                                      -----------
NET ASSETS, for 1,643,237 shares outstanding                                          $23,810,409
                                                                                      ===========
NET ASSET VALUE, offering and redemption price per share                                   $14.49
                                                                                      ===========

See accompanying notes.

            Harris Bretall Sullivan & Smith Equity Growth Portfolio

                            Statement of Operations

                           Year Ended June 30, 1996

INVESTMENT INCOME
  Dividends                                                         $  179,605
  Interest                                                              56,689
                                                                    ----------
    Total investment income                                            236,294

EXPENSES (Note 2)
  Investment advisory and management fees                              143,566
  Custody and accounting fees                                           58,243
  Professional fees                                                     15,859
  Directors' fees and expenses                                           6,000
  Regulatory fees                                                        1,747
  Other expenses                                                         5,230
                                                                    ----------
  Total expenses                                                       230,645
                                                                    ----------
   Net investment income                                                 5,649

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1)
  Net realized gain on investments                                   1,737,610
  Change in unrealized appreciation on investment securities           778,867
                                                                    ----------
Net gain on investments                                              2,516,477
                                                                    ----------
Net increase in net assets resulting from operations                $2,522,126
                                                                    ==========

See accompanying notes.

            Harris Bretall Sullivan & Smith Equity Growth Portfolio

                      Statement of Changes in Net Assets


                                                                  YEAR ENDED JUNE 30,
                                                                 1996             1995
                                                             -----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                       $     5,649       $   17,603
  Net realized gain on investments                              1,737,610          311,876
  Change in net unrealized appreciation (depreciation)            778,867        3,972,691
                                                             -----------------------------
    Net increase in net assets resulting from operations        2,522,126        4,302,170

Distributions to shareholders from:
  Net investment income                                           (17,603)               -
  Net realized gain                                              (152,435)               -
                                                             -----------------------------
  Total distributions to shareholders                            (170,038)               -

Capital share transactions:
  Proceeds from sales of shares                                10,057,765        5,228,036
  Proceeds from reinvested distributions                          170,038                -
  Cost of shares redeemed                                      (5,162,758)      (3,829,957)
                                                             -----------------------------
    Net increase in net assets resulting from share
      transactions                                              5,065,045        1,398,079
                                                             -----------------------------
Total increase in net assets                                    7,417,133        5,700,249

NET ASSETS
Beginning of period                                            16,393,276       10,693,027
                                                             -----------------------------
End of period (including undistributed net investment
 income of $5,649 and $17,603, respectively)                  $23,810,409      $16,393,276
                                                             =============================
OTHER INFORMATION
Shares:
  Sold                                                            726,912          485,092
  Issued through reinvestment of distributions                     12,192                -
  Redeemed                                                       (371,133)        (352,447)
                                                             -----------------------------
    Net increase                                                  367,971          132,645
                                                             =============================

See accompanying notes.

            Harris Bretall Sullivan & Smith Equity Growth Portfolio

                             Financial Highlights



                                                                                            DECEMBER 8,
                                                                                               1992
                                                                                           (COMMENCEMENT
                                                        YEAR ENDED JUNE 30,                OF OPERATIONS)
                                                 ------------------------------------     THROUGH JUNE 30,
                                                  1996            1995         1994            1993
                                                 --------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period             $ 12.85         $  9.36      $  9.71          $10.00
Income from investment operations:
  Net investment income (loss)                         - (E)        0.01        (0.02)(C)           -
  Net realized and unrealized gain
    (loss) on investments                           1.74            3.48        (0.33)          (0.29)
                                                 --------------------------------------------------------
  Total from investment operations                  1.74            3.49        (0.35)          (0.29)
Less distributions:
  From net investment income                       (0.01)              -            -               -
  From net realized gain                           (0.09)              -            -               -
                                                 --------------------------------------------------------
  Total distributions                              (0.10)              -            -               -
                                                 --------------------------------------------------------
Net asset value, end of period                   $ 14.49         $ 12.85      $  9.36          $ 9.71
                                                 ========================================================

TOTAL RETURN (A)                                   13.59%          37.29%       (3.60%)         (5.16%)

RATIOS AND SUPPLEMENTAL DATA (B)
Net assets, end of period (in
  thousands)                                     $23,810         $16,393      $10,693          $5,143
Ratio of expenses to average net
  assets (D)                                        1.04%           1.05%        1.29%           1.34%
Ratio of net investment income (loss)
  to average net assets (D)                         0.03%           0.13%     (0.17%)           (0.06%)
Portfolio turnover rate                               58%             31%        38%                6%

(A) Total returns for periods of less than one year are not annualized.

(B) Data expressed as a percentage are annualized as appropriate.

(C) Net investment loss per share has been calculated using the weighted monthly average number of shares outstanding.

(D) The ratios of expenses and net investment income to average net assets before voluntary expense reimbursement were 3.52% and (1.94%), respectively, for the period ended December 8, 1992 (commencement of operations) through June 30, 1993. (Note 2)

(E) Less than $0.01 per share.

            Harris Bretall Sullivan & Smith Equity Growth Portfolio

                            Schedule of Investments

                                 June 30, 1996


                                                 NUMBER
                                                OF SHARES       VALUE
                                                ------------------------
COMMON STOCKS (98.3%)

BUILDING MATERIALS & GARDEN SUPPLIES (2.3%)
 Home Depot, Inc.                                10,000       $  540,000

BUSINESS SERVICES (17.7%)
 Adobe Systems, Inc.                              9,700          346,169
 Autodesk, Inc.                                  14,900          444,206
 Automatic Data Processing                       13,800          533,025
 Cisco Systems, Inc.*                             9,000          510,188
 Electronic Arts*                                13,800          367,425
 First Data Corporation                           6,200          493,675
 Interpublic Group of Companies, Inc.            10,000          468,750
 Microsoft Corporation*                           3,900          468,244
 Oracle Corporation*                             14,850          585,644
                                                              ----------
                                                               4,217,326

CHEMICALS & ALLIED PRODUCTS (14.1%)
 Abott Laboratories                              11,200          487,200
 American Home Products Corporation               8,600          517,075
 Amgen, Inc.*                                     7,900          425,613
 Colgate-Palmolive Company                        5,900          500,025
 Du Pont (E.I.) De Nemours                        5,900          466,838
 Great Lakes Chemical Corporation                 7,600          473,100
 Merck & Company, Inc.                            7,500          484,688
                                                              ----------
                                                               3,354,539

COMMUNICATIONS (2.1%)
 AT&T Corporation                                 8,000          496,000

            Harris Bretall Sullivan & Smith Equity Growth Portfolio


                                                       NUMBER
                                                      OF SHARES       VALUE
                                                      ------------------------
COMMON STOCKS (CONTINUED)

DEPOSITORY INSTITUTIONS (6.1%)
 Bankamerica Corporation                                6,500       $  492,375
 Norwest Corporation                                   14,000          488,250
 Wells Fargo & Company                                  1,933          461,745
                                                                    ----------
                                                                     1,442,370
EATING & DRINKING PLACES (2.1%)
 Pepsico, Inc.                                         14,300          505,863

ELECTRONIC & OTHER ELECTRIC EQUIPMENT (12.6%)
 General Electric Company                               6,000          519,000
 General Instrument Corporation*                       18,400          531,300
 Intel Corporation                                      6,500          477,344
 Kemet Corporation*                                    22,450          451,806
 Lucent Technologies, Inc.                             13,000          492,375
 Tellabs, Inc.*                                         8,000          535,000
                                                                    ----------
                                                                     3,006,825
ENGINEERING & MANAGEMENT (2.0%)
 Fluor Corporation                                      7,200          470,700

FABRICATED METAL PRODUCTS (2.1%)
 Illinois Tool Works, Inc.                              7,500          507,187

FOOD & KINDRED PRODUCTS (2.0%)
 General Mills, Inc.                                    8,700          474,150

            Harris Bretall Sullivan & Smith Equity Growth Portfolio


                                                       NUMBER
                                                      OF SHARES       VALUE
                                                      ------------------------
COMMON STOCKS (CONTINUED)

FURNITURE & HOMEFURNISHINGS STORES (1.9%)
 Circuit City Stores, Inc.                             12,800       $  462,400

GENERAL MERCHANDISE STORES (2.1%)
 Wal-Mart Stores, Inc.                                 19,600          497,350

INDUSTRIAL MACHINERY & EQUIPMENT (5.3%)
 Applied Materials, Inc.*                              10,500          319,594
 Hewlett-Packard Company                                5,000          498,125
 Silicon Graphics, Inc.*                               18,900          453,600
                                                                    ----------
                                                                     1,271,319

INSURANCE CARRIERS (3.7%)
 American International Group                           5,150          507,919
 United Healthcare Corporation                          7,600          383,800
                                                                    ----------
                                                                       891,719

MISCELLANEOUS MANUFACTURING INDUSTRIES (4.2%)
 Mattel, Inc.                                          16,800          480,900
 Tyco International Limited                            13,000          529,750
                                                                    ----------
                                                                     1,010,650

MOTION PICTURES (2.1%)
 Walt Disney Company                                    7,800          490,425

NONDEPOSITORY INSTITUTIONS (1.9%)
 Dean Witter Discover & Company                         8,000          458,000

            Harris Bretall Sullivan & Smith Equity Growth Portfolio


                                              NUMBER
                                              OF SHARES        VALUE
                                              -------------------------

COMMON STOCKS (CONTINUED)

OIL & GAS EXTRACTION (2.0%)
 Schlumberger, Ltd.                            5,600        $   471,800

PRIMARY METAL INDUSTRIES (1.8%)
 Nucor Corporation                             8,600            435,375

RAILROAD TRANSPORTATION (2.0%)
 Union Pacific Corporation                     6,800            475,150

SECURITY & COMMODITY BROKERS (2.0%)
 Charles Schwab Corporation                   19,000            465,500

WHOLESALE TRADE - Durable Goods (4.1%)
 Johnson & Johnson                            10,000            495,000
 Motorola, Inc.                                7,600            477,850
                                                            -----------
                                                                972,850
WHOLESALE TRADE - Nondurable Goods (2.1%)
 Gillette Company                              8,100            505,238
                                                            -----------
TOTAL COMMON STOCK (Cost $18,973,178)                        23,422,736

                                      49

            Harris Bretall Sullivan & Smith Equity Growth Portfolio


                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                     -----------------------
SHORT-TERM SECURITIES (1.7%)

REPURCHASE AGREEMENT (1.7%)
 State Street Bank, 4.00%, due 7/1/1996
  (Dated 6/28/96, collateralized by U.S. Treasury
  Bond, 9.25%, due 2/15/2016, value $403,594)        $ 392,090   $   392,090
                                                                 -----------

TOTAL SHORT-TERM SECURITIES (Cost $392,090)                          392,090
                                                                 -----------

TOTAL INVESTMENTS (100.0%) (Cost $19,365,268)                    $23,814,826
                                                                 ===========

*Non-income producing

OTHER INFORMATION:
  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1996, aggregated $16,903,094 and $12,021,598, respectively. Net unrealized appreciation for tax purposes aggregated $4,449,558, of which $4,669,279 related to appreciated investment securities and $219,721 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

See accompanying notes.

                            Dreman Value Portfolio

                      Statement of Assets and Liabilities

                                 June 30, 1996


ASSETS
Investment in securities, at value (cost $15,366,085)
 (Note l)-See accompanying schedule                                  $19,624,155
Cash                                                                     117,963
Dividends, interest and other receivables                                 55,022
                                                                     -----------
TOTAL ASSETS                                                          19,797,140

LIABILITIES
Accounts payable and accrued expenses                                     92,430
                                                                     -----------
TOTAL LIABILITIES                                                         92,430
                                                                     -----------

NET ASSETS                                                           $19,704,710
                                                                     ===========

Net Assets consist of:
 Paid-in capital                                                     $14,331,632
 Undistributed net investment income                                     252,188
 Accumulated undistributed net realized gain on investments              862,820
 Net unrealized appreciation on investment securities                  4,258,070
                                                                     -----------
NET ASSETS, for 1,218,326 shares outstanding                         $19,704,710
                                                                     ===========

NET ASSET VALUE, offering and redemption price per share                  $16.17
                                                                     ===========

See accompanying notes.

                            Dreman Value Portfolio

                            Statement of Operations

                           Year Ended June 30, 1996


INVESTMENT INCOME
 Dividends                                                           $  387,786
 Interest                                                                26,750
                                                                     ----------
   Total investment income                                              414,536

EXPENSES (Note 2)
 Investment advisory and management fees                                 85,287
 Custody and accounting fees                                             46,697
 Professional fees                                                       15,859
 Directors' fees and expenses                                             6,000
 Regulatory fees                                                          1,657
 Foreign tax expense                                                      2,399
 Other expenses                                                           5,351
                                                                     ----------
  Total expenses before reimbursement                                   163,250
  Less: expense reimbursement (Note 2)                                     (902)
                                                                     ----------
  Net expenses                                                          162,348
                                                                     ----------
 Net investment income                                                  252,188

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1)
  Net realized gain on investments                                      862,820
  Change in unrealized appreciation on investment securities          2,857,141
                                                                     ----------
Net gain on investments                                               3,719,961
                                                                     ----------

Net increase in net assets resulting from operations                 $3,972,149
                                                                     ==========

See accompanying notes.

                            Dreman Value Portfolio

                      Statement of Changes in Net Assets

                                                                     YEAR ENDED JUNE 30,
                                                                    1996             1995
                                                                 -----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                                           $   252,188       $   190,518
 Net realized gain on investments                                    862,820           110,922
 Change in net unrealized appreciation (depreciation)              2,857,141         1,497,538
                                                                 -----------------------------
  Net increase in net assets resulting from operations             3,972,149         1,798,978
Distributions to shareholders from:
 Net investment income                                              (190,236)         (115,316)
 Net realized gain                                                  (110,864)          (33,184)
                                                                 -----------------------------
  Total distributions to shareholders                               (301,100)         (148,500)
Capital share transactions:
 Proceeds from sales of shares                                     7,569,421         2,443,372
 Proceeds from reinvested distributions                              301,100           148,500
 Cost of shares redeemed                                          (2,713,770)       (2,317,614)
                                                                 -----------------------------
  Net increase in net assets resulting from share
   transactions                                                    5,156,751           274,258
                                                                 -----------------------------
Total increase in net assets                                       8,827,800         1,924,736
NET ASSETS
Beginning of period                                               10,876,910         8,952,174
                                                                 -----------------------------
End of period (including undistributed net investment
 income of $252,188 and $190,236, respectively)                  $19,704,710       $10,876,910
                                                                 =============================
OTHER INFORMATION
Shares:
 Sold                                                                517,405           218,818
 Issued through reinvestment of distributions                         21,840            13,171
 Redeemed                                                           (184,651)         (208,122)
                                                                 -----------------------------
  Net increase                                                       354,594            23,867
                                                                 =============================

See accompanying notes.

                            Dreman Value Portfolio

                             Financial Highlights

                                                                                                                DECEMBER 14,
                                                                                                                   1992
                                                                                                               (COMMENCEMENT
                                                                                        YEAR ENDED JUNE 30,    OF OPERATIONS)
                                                                               ------------------------------- THROUGH JUNE 30,
                                                                                 1996       1995        1994        1993
                                                                               ------------------------------------------------

SELECTED PER-SHARE DATA
Net asset value, beginning of period                                           $ 12.59      $ 10.66     $10.45     $10.00
Income from investment operations:
 Net investment income                                                            0.18         0.26       0.12       0.11
 Net realized and unrealized gain on investments                                  3.70         1.85       0.17       0.34
                                                                               ------------------------------------------
 Total from investment operations                                                 3.88         2.11       0.29       0.45
Less distributions:
 From net investment income                                                      (0.19)       (0.14)     (0.08)       -
 From net realized gain                                                          (0.11)       (0.04)         -        -
                                                                               ------------------------------------------
  Total distributions                                                            (0.30)       (0.18)     (0.08)       -
                                                                               ------------------------------------------
Net asset value, end of period                                                 $ 16.17      $ 12.59     $10.66     $10.45
                                                                               ==========================================

TOTAL RETURN (A)                                                                 31.22%       19.98%      2.80%      8.25%

RATIOS AND SUPPLEMENTAL DATA (B)
 Net assets, end of period (in  thousands)                                     $19,705      $10,877     $8,952     $1,671
 Ratio of expenses to average net  assets                                         1.06%        1.13%      1.40%      1.24%
 Ratio of net investment income to average net assets                             1.65%        1.98%      1.98%      2.00%
 Ratio of expenses to average net assets before voluntary expense
  reimbursement (Note 2)                                                          1.07%        1.13%      1.61%      8.43%
 Ratio of net investment income to average net assets before voluntary
  expense reimbursement (Note 2)                                                  1.64%        1.98%      1.76%    (1.49%)
 Portfolio turnover rate                                                            18%          29%         9%         5%


(A) Total returns for periods less than one year are not annualized.

(B) Data expressed as a percentage are annualized as appropriate.

                            Dreman Value Portfolio

                            Schedule of Investments
                                 June 30, 1996


                                              NUMBER
                                             OF SHARES        VALUE
                                             ----------------------
COMMON STOCKS (99.8%)


APPAREL & ACCESSORY STORES (0.6%)
 Cato Corporation*                             7,400        $ 43,938
 J. Baker, Inc.                                7,300          56,119
 Payless Shoesource Inc.*                        560          17,780
                                                             -------
                                                             117,837

APPAREL & OTHER TEXTILE PRODUCTS (4.8%)
 Haggar Corporation                            3,800          50,588
 Liz Claiborne, Inc.                          11,400         394,725
 VF Corporation                                8,200         488,925
                                                             -------
                                                             934,238

AUTO REPAIR, SERVICES, & PARKING (0.7%)
 PHH Corporation                               2,300         131,100


BUSINESS SERVICES (1.1%)
 Insurance Auto Auctions, Inc.*                6,000          58,875
 Pitney Bowes, Inc.                            3,400         162,350
                                                             -------
                                                             221,225

CHEMICALS & ALLIED PRODUCTS (4.2%)
 Bristol-Meyers Squibb Company                 1,000          90,000
 Eli Lilly & Company                           2,500         162,500
 Glaxo Holdings                                5,200         139,100
 Jean Philippe Fragrances, Inc.                8,500          71,719
 Merck & Company, Inc.                         1,600         103,400
 Rexene Corporation                            6,800          67,150
 Pharmacia & Upjohn, Inc.                      4,265         189,259
                                                             -------
                                                             823,128

                            Dreman Value Portfolio


                                         NUMBER
                                        OF SHARES         VALUE
                                        -----------------------
COMMON STOCKS (CONTINUED)


COMMUNICATIONS (0.8%)
 Atlantic Tele-Network, Inc.*             6,500       $  154,375


DEPOSITORY INSTITUTIONS (20.3%)

 Ahmanson (H.F.) & Company               10,000          270,000
 Bankamerica Corporation                  4,000          303,000
 Bankers Trust New York Corporation       5,300          391,538
 Compass Bancshares, Inc.                 2,500           82,188
 Cullen/Frost Bankers, Inc.               1,600           44,600
 First Chicago NBD Corporation            8,326          325,755
 First Commerce Corporation               1,800           63,900
 First Financial Corporation              1,800           40,725
 First Union Corporation                  3,800          231,325
 Fleet Financial Group, Inc.              1,700           73,950
 Great Western Financial                 11,000          262,625
 J.P. Morgan & Company                    1,500          126,938
 Keycorp                                  6,000          232,500
 Liberty Bancorp, Inc.                    1,400           50,138
 Long Island Bancorp, Inc.                3,000           91,688
 Nationsbank Corporation                  2,500          206,563
 North Side Savings Bank                  1,600           55,300
 PNC Bank Corporation                    26,510          788,673
 Roosevelt Financial Group, Inc.          3,700           71,456
 T R Financial Corporation                2,300           62,819
 Wells Fargo & Company                      900          214,988
                                                      ----------
                                                       3,990,669

                            Dreman Value Portfolio


                                                NUMBER
                                                OF SHARES       VALUE
                                                ---------------------

COMMON STOCKS (CONTINUED)


ELECTRIC, GAS & SANITARY SERVICE (5.9%)
 Columbia Gas System                              18,100     $  943,463
 KCS Energy, Inc.                                  7,400        212,750
                                                                -------
                                                              1,156,213


ELECTRONIC & OTHER ELECTRIC EQUIPMENT (5.8%)
 Burr-Brown Corporation*                           2,000         34,750
 Exar Corporation*                                 5,500         70,813
 General Electric Company                          7,200        622,800
 Intel Corporation                                 2,800        205,625
 Read-Rite Corporation*                            4,100         57,656
 Texas Instruments, Inc.                           3,100        154,613
                                                                -------
                                                              1,146,257


ENGINEERING & MANAGEMENT SERVICES (1.1%)
 Blount International, Inc.                        6,700        211,050


FABRICATED METAL PRODUCTS (0.1%)
 Sturm Ruger & Company                               400         18,600


FOOD & KINDRED PRODUCTS (0.9%)
 Nestle SA                                         3,000        171,000


FOOD STORES (0.5%)
 Giant Food, Inc.                                  3,000        107,625


GENERAL BUILDING CONTRACTORS (0.5%)
 Del E. Webb Corporation                           5,300        106,000

                            Dreman Value Portfolio


                                                     NUMBER
                                                     OF SHARES     VALUE
                                                     -----------------------
COMMON STOCKS (CONTINUED)

GENERAL MERCHANDISE STORES (5.7%)
 Dayton-Hudson Corporation                              5,000     $  515,625
 May Department Stores Company                          3,500        153,125
 TJX Companies, Inc.                                   13,300        448,875
                                                                   ---------
                                                                   1,117,625


HEALTH SERVICES (1.5%)
 Tenet Healthcare Corporation*                         13,400        286,425


HOLDING COMPANIES & OTHER INVESTMENT OFFICES (0.1%)
 U.S. Industries, Inc.*                                   450         10,856


HOTELS & OTHER LODGING PLACES (1.0%)
 Bally Entertainment Corporation                        7,100        195,250


INDUSTRIAL MACHINERY & EQUIPMENT (1.8%)
 Apple Computer                                         5,300        110,969
 Asyst Technologies, Inc.*                              2,400         42,900
 Diamond Multimedia Systems*                            2,300         21,706
 Proxima Corporation*                                   3,300         39,600
 Stewart & Stevenson                                    3,700         83,250
 Western Digital Corporation*                           2,400         62,700
                                                                     -------
                                                                     361,125


INSTRUMENTS & RELATED PRODUCTS (1.9%)
 Baxter International, Inc.                             1,500          70,875
 Becton Dickinson & Company                             2,500         200,625
 Electroglas, Inc.*                                     4,400          62,425

                            Dreman Value Portfolio

                                                        NUMBER
                                                       OF SHARES      VALUE
                                                       ----------------------
COMMON STOCKS (CONTINUED)

INSTRUMENTS & RELATED PRODUCTS (1.9%)(CONTINUED)
    Sofamor Danek Group, Inc.*                              600    $   16,650
    Tech-Sym Corporation*                                   600        17,850
                                                                   ----------
                                                                      368,425

INSURANCE AGENTS, BROKERS & SERVICES (1.6%)
    Humana, Inc.*                                        17,800       318,175

INSURANCE CARRIERS (6.5%)
    American General Corporation                          6,800       247,350
    American International Group                          2,250       221,906
    Arbatax International, Inc.*                          3,650        18,478
    Guaranty National Corporation                         3,400        61,200
    Integon Corporation                                   3,800        76,475
    Lawyers Title Corporation                             2,100        37,800
    Ohio Causalty Corporation                             3,000       105,000
    Travelers Group, Inc.                                 1,800        82,125
    US Healthcare, Inc.                                   7,800       428,502
                                                                   ----------
                                                                    1,278,836

LUMBER & WOOD PRODUCTS (1.8%)
    Louisiana-Pacific Corporation                        15,800       349,575

MISCELLANEOUS RETAIL (0.5%)
    Sports & Recreation, Inc.*                           11,400       104,025


                            Dreman Value Portfolio

                                                        NUMBER
                                                       OF SHARES     VALUE
                                                       ----------------------
COMMON STOCKS (CONTINUED)

NONDEPOSITORY INSTITUTION (10.0%)
    Federal Home Loan Mortgage Corporation               10,100    $  863,550
    Federal National Mortgage Association                26,800       897,800
    First Financial Carribean                             3,700        74,463
    Imperial Credit Industries*                           4,400       134,475
                                                                   ----------
                                                                    1,970,288

NONMETALLIC MINERALS, EXCEPT FUELS (0.3%)
    Amcol International Corporation                       3,500        52,719

OIL & GAS EXTRACTION (1.4%)
    Atlantic Richfield Company                            1,500       177,750
    Giant Industries, Inc.                                5,200        75,400
    Seitel, Inc.*                                           500        13,688
                                                                   ----------
                                                                      266,838

PAPER & ALLIED PRODUCTS (0.5%)
    Mercer International, Inc.*                           7,300        97,638

PETROLEUM & COAL PRODUCTS (1.8%)
    Amoco Corporation                                     3,500       253,313
    Tesoro Petroleum Corporation*                         7,900        90,850
                                                                   ----------
                                                                      344,163

PRIMARY METAL INDUSTRIES (1.3%)
    AK Steel Holding Corporation                          2,100        82,163
    Mueller Industries, Inc.*                             2,900       120,350
    Quanex Corporation                                    1,900        44,888
                                                                   ----------
                                                                      247,401

                            Dreman Value Portfolio

                                                        NUMBER
                                                       OF SHARES     VALUE
                                                       ----------------------
COMMON STOCKS (CONTINUED)

RAILROAD TRANSPORTATION (0.8%)
    Burlington Northern Santa Fe                          1,900    $  153,663

SPECIAL TRADE CONTRACTORS (0.2%)
    Fedders Corporation*                                  6,000        42,750

STONE, CLAY, & GLASS PRODUCTS (0.7%)
    Hanson Plc                                            9,000       128,250

TEXTILE MILL PRODUCTS (2.5%)
    Fruit of the Loom, Inc.*                             19,000       484,500

TOBACCO PRODUCTS (0.8%)
    UST, Inc.                                             4,400       150,700

TRANSPORTATION BY AIR (1.3%)
    Airborne Freight Corporation                          3,200        83,200
    Federal Express Corporation*                          2,100       172,200
                                                                   ----------
                                                                      255,400

TRANSPORTATION EQUIPMENT (4.1%)
    Fleetwood Enterprises                                 4,000       124,000
    Ford Motor Company                                   19,900       644,263
    Simpson Industries                                    4,600        42,263
                                                                   ----------
                                                                      810,526

                            Dreman Value Portfolio

                                                        NUMBER OF
                                                        SHARES OR
                                                        PRINCIPAL
                                                         AMOUNT        VALUE
                                                        -----------------------
COMMON STOCKS (CONTINUED)

WHOLESALE TRADE - DURABLE GOODS (0.3%)
    Heilig-Meyers Company                                  2,400    $    57,600

WHOLESALE TRADE - NONDURABLE GOODS (4.3%)
    Burlington Coat Factory Warehouse*                     8,500         89,250
    Phillip Morris Company, Inc.                           7,200        748,800
                                                                    -----------
                                                                        838,050

TOTAL COMMON STOCKS (Cost $15,322,109)                               19,580,120



CORPORATE BONDS (0.0%)

SECURITIES & COMMODITY BROKERS (0.0%)
    Everen Capital Corporation, 13.5%, due 9/15/2007     $ 3,400          3,655
                                                                    -----------
TOTAL CORPORATE BONDS (Cost $3,596)                                       3,655



SHORT-TERM SECURITIES (0.2%)

REPURCHASE AGREEMENT (0.2%)
    State Street Bank, 4.00%, due 7/1/1996 (Dated
      6/28/96, collateralized by U.S. Treasury Bond,
      9.25%, due 2/15/2016, value $450,756)               40,380         40,380
                                                                    -----------

TOTAL SHORT-TERM SECURITIES (Cost $40,380)                               40,380
                                                                    -----------

TOTAL INVESTMENTS (100.0%) (Cost $15,366,085)                       $19,624,155
                                                                    ===========

                            Dreman Value Portfolio

OTHER INFORMATION:
    Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1996, aggregated $7,794,228 and $2,717,434, respectively. Net unrealized appreciation for tax purposes aggregated $4,256,770, of which $4,724,855 related to appreciated investment securities and $468,085 related to depreciated investment securities The aggregate cost of securities is $15,367,385 for tax purposes.

See accompanying notes.

                      Zweig Equity (Small Cap) Portfolio

                      Statement of Assets and Liabilities

                                 June 30, 1996


ASSETS

Investment in securities, at value (cost $10,365,111)
  (Note l)-See accompanying schedule                             $11,697,568
Dividends, interest and other receivables                             36,919
                                                                 -----------
TOTAL ASSETS                                                      11,734,487



LIABILITIES

Cash overdraft                                                         6,887
Accounts payable and accrued expenses                                 29,481
                                                                 -----------
TOTAL LIABILITIES                                                     36,368
                                                                 -----------

NET ASSETS                                                       $11,698,119
                                                                 ===========

Net Assets consist of:
    Paid-in capital                                              $ 9,400,588
    Undistributed net investment income                              103,880
    Accumulated undistributed net realized gain on
      investment securities and futures contracts                    884,252
    Net unrealized appreciation on investment securities
      and futures contracts                                        1,309,399
                                                                 -----------

NET ASSETS, for 859,408 shares outstanding                       $11,698,119
                                                                 ===========

NET ASSET VALUE, offering and redemption price per share         $     13.61
                                                                 ===========


See accompanying notes.

                      Zweig Equity (Small Cap) Portfolio

                            Statement of Operations

                           Year Ended June 30, 1996


INVESTMENT INCOME
  Dividends                                                       $  181,268
  Interest                                                            74,550
                                                                  ----------
    Total investment income                                          255,818


EXPENSES (Note 2)
  Investment advisory and management fees                            102,926
  Custody and accounting fees                                         44,735
  Professional fees                                                   15,859
  Directors' fees and expenses                                         6,000
  Other expenses                                                       9,407
                                                                  ----------
    Total expenses before reimbursement                              178,927
    Less: expense reimbursement (Note 2)                             (26,989)
                                                                  ----------
    Net expenses                                                     151,938
                                                                  ----------
Net investment income                                                103,880


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1)
  Net realized gain (loss) on:
    Investment securities                                          1,556,551
    Futures contracts                                               (211,249)
                                                                  ----------
      Net realized gain                                            1,345,302
  Change in unrealized appreciation (depreciation) on:
    Investment securities                                            197,814
    Futures contracts                                                 (7,229)
                                                                  ----------
      Change in unrealized appreciation                              190,585
                                                                  ----------
Net gain on investments                                            1,535,887
                                                                  ----------
Net increase in net assets resulting from operations              $1,639,767
                                                                  ==========



See accompanying notes.

                      Zweig Equity (Small Cap) Portfolio

                      Statement of Changes in Net Assets

                                                                  YEAR ENDED JUNE 30,
                                                                  1996           1995
                                                               --------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $   103,880    $   119,424
  Net realized gain (loss) on investments                        1,345,302       (389,775)
  Change in net unrealized appreciation                            190,585      1,043,789
                                                               --------------------------
    Net increase in net assets resulting from operations         1,639,767        773,438

Distributions to shareholders from:
  Net investment income                                           (119,225)       (40,100)
  Net realized gains                                                     -        (50,400)
                                                               --------------------------
    Total distributions to shareholders                           (119,225)       (90,500)

Capital share transactions:
  Proceeds from sales of shares                                  4,407,015      1,913,641
  Proceeds from reinvested distributions                           119,225         90,500
  Cost of shares redeemed                                       (2,382,455)    (2,244,234)
                                                               --------------------------
    Net increase (decrease) in net assets resulting
      from share transactions                                    2,143,785       (240,093)
                                                               --------------------------
Total increase in net assets                                     3,664,327        442,845


NET ASSETS
Beginning of period                                              8,033,792      7,590,947
                                                               --------------------------
End of period (including undistributed net investment
   income of $103,880 and $119,325, respectively)              $11,698,119    $ 8,033,792
                                                               ==========================

OTHER INFORMATION
Shares:
  Sold                                                             343,946        178,821
  Issued through reinvestment of distributions                       9,733          8,378
  Redeemed                                                        (185,655)      (208,320)
                                                               --------------------------
    Net increase (decrease)                                        168,024        (21,121)
                                                               ==========================

See accompanying notes.

                      Zweig Equity (Small Cap) Portfolio

                             Financial Highlights

                                                                                               DECEMBER 14,
                                                                                                   1992
                                                                                              (COMMENCEMENT
                                                                  YEAR ENDED JUNE 30,         OF OPERATIONS)
                                                              ---------------------------    THROUGH JUNE 30,
                                                                1996      1995      1994           1993
                                                              -----------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                          $ 11.62    $10.65    $10.11        $ 10.00
Income from investment operations:
  Net investment income                                          0.11      0.17      0.15           0.05
  Net realized and unrealized gain on investments                2.04      0.93      0.50           0.06
                                                              -----------------------------------------------
  Total from investment operations                               2.15      1.10      0.65           0.11
Less distributions:
  From net investment income                                    (0.16)    (0.06)    (0.11)            --
  From net realized gain                                           --     (0.07)       --             --
                                                              -----------------------------------------------
    Total distributions                                         (0.16)    (0.13)    (0.11)            --
                                                              -----------------------------------------------

Net asset value, end of period                                $ 13.61    $11.62    $10.65        $ 10.11
                                                              ===============================================

TOTAL RETURN (A)                                                18.69%    10.39%     6.53%          2.02%

RATIOS AND SUPPLEMENTAL DATA (B)
  Net assets, end of period (in thousands)                    $11,698    $8,034    $7,591        $ 2,116
  Ratio of expenses to average net assets                        1.55%     1.55%     1.72%          1.61%
  Ratio of net investment income to average net assets           1.06%     1.54%     1.75%          0.84%
  Ratio of expenses to average net assets before
    voluntary expense reimbursement (Note 2)                     1.83%     1.59%     2.14%          7.29%
  Ratio of net investment income (loss) to average net
    assets before voluntary expense reimbursement (Note 2)       0.78%     1.50%     1.32%         (1.80%)
  Portfolio turnover rate                                         101%       67%      249%            15%

(A)  Total returns for periods less than one year are not annualized.

(B)  Data expressed as a percentage are annualized as appropriate.

                      Zweig Equity (Small Cap) Portfolio

                            Schedule of Investments

                                 June 30, 1996

                                                     NUMBER
                                                    OF SHARES     VALUE
                                                    --------------------

COMMON STOCKS (83.7%)

AGRICULTURAL PRODUCTION-CROPS (0.4%)
  RJR Nabisco Holdings Corporation                    1,600      $49,600

AGRICULTURAL PRODUCTION-LIVESTOCK (0.1%)
  Golden Poultry Company, Inc.                        1,200       11,625

APPAREL AND ACCESSORY STORES (0.3%)
  Claire's Stores, Inc.                                 650       17,956
  Ross Stores,Inc.                                      600       20,888
                                                                 -------
                                                                  38,844

AUTO REPAIR, SERVICES AND PARKING (.05%)
  PHH Corporation                                       100        5,700

BUILDING MATERIALS & GARDEN SUPPLIES (0.1%)
  Shelter Components Corporation                        950       16,031

BUSINESS SERVICES (2.1%)
  Aaron Rents, Inc.                                   1,400       18,288
  ADT, Ltd.*                                          1,200       22,650
  Advanced Technology Labs, Inc.*                       400       14,650
  Comdisco, Inc.                                        550       14,644
  Computer Data Systems, Inc.                           600       13,538
  Computervision Corporation*                         1,900       19,000
  Electro Rent Corporations*                          2,200       53,350
  Norstan, Inc.*                                        900       33,975


                      Zweig Equity (Small Cap) Portfolio


                                               NUMBER
                                              OF SHARES             VALUE
                                              -----------------------------
COMMON STOCKS (CONTINUED)

BUSINESS SERVICES (2.1%)(CONTINUED)
 Orbotech, Ltd.*                                1,200             $  15,600
 PCI Services, Inc.*                            1,000                19,250
 Pinkertons, Inc.*                                100                 2,312
 Radius, Inc.*                                     16                    43
 Teradyne, Inc.*                                  300                 5,175
 Volt Information Sciences, Inc.*                 400                17,650
                                                                  ---------
                                                                    250,125

CHEMICALS AND ALLIED PRODUCTS (3.2%)

 Albemarle Corporation                            700                12,775
 Bio-Rad Laboratories*                            750                26,906
 Cabot Corporation                                400                 9,800
 Collagen Corporation                             100                 1,913
 Cytec Industries*                                200                17,100
 Desc. S.A.-Spons ADR*                            800                16,800
 Electrochemical Industries Frutar*               200                   250
 Goodrich (B.F.) Company                          400                14,950
 Imperial Chemical Industries Plc               1,000                49,125
 Incstar Corporation*                             400                 2,150
 International Specialty Products, Inc.         1,400                15,400
 Macdermid, Inc.                                  300                21,075
 Medeva Plc                                       700                10,850
 Montedison S.P.A.                              5,500                33,000
 Olin Corporation                                 200                17,850
 Rohm & Haas Company                              800                50,200
 Shanghai Petro-ADR                               600                17,100
 Stepan Company                                   100                 1,813

                      Zweig Equity (Small Cap) Portfolio

                                                       NUMBER
                                                      OF SHARES           VALUE
                                                      --------------------------
COMMON STOCKS (CONTINUED)

CHEMICALS AND ALLIED PRODUCTS (3.2%)(CONTINUED)
 Terra Industries, Inc.                                 1,600          $  19,800
 Union Carbide Corporation                                900             35,775
                                                                       ---------
                                                                         374,632
COAL MINING (0.1%)
 Ziegler Coal Holding Company                           1,000             16,000

COMMUNICATIONS (1.9%)
 Atlantic Tele-Network, Inc.*                             600             14,250
 Sprint Corporation                                     1,300             54,600
 Tele Danmark A/S                                       2,900             73,588
 Telefonica De Espana                                   1,500             82,687
                                                                       ---------
                                                                         225,125

DEPOSITORY INSTITUTIONS (11.3%)
 Ahmanson (H.F.) & Company                                500             13,500
 Allied Irish Banks                                       300              9,338
 Astoria Financial                                        600             16,313
 Banco Coml Portugues                                     900             10,350
 Banco Latinoamericano de Exportaciones, S.A.             300             16,875
 Bank of Boston Corporation                             1,500             74,250
 Bank of Montreal                                         600             14,700
 Bankamerica Corporation                                1,100             83,318
 Banknorth Group, Inc.                                    400             13,850
 Banponce Corporation                                     800             36,050
 Barclays Plc                                             400             19,000
 Boston Bancorp                                           300             13,013

                      Zweig Equity (Small Cap) Portfolio

                                                 NUMBER
                                                OF SHARES                VALUE
                                                --------------------------------
COMMON STOCKS (CONTINUED)

DEPOSITORY INSTITUTIONS (11.3%)(CONTINUED)
 Cal Fed Bancorp, Inc.*                           1,700                $  31,025
 Chase Manhattan Corporation                        612                   43,223
 City National Corporation                          900                   14,175
 Coast Savings Financial, Inc.*                     600                   19,650
 Colonial Bancgroup, Inc.                           300                   10,050
 Comerica, Inc.                                     301                   13,432
 Commercial Federal Corporation                     300                   11,475
 Community First Bankshares                         500                   11,750
 Corus Bankshares, Inc.                             200                    6,075
 Crestar Financial Corporation                      300                   16,013
 Cullen/Frost Bankers, Inc.                         200                    5,575
 CVB Financial Corporation                            2                       34
 Eagle Financial Corporation                        210                    5,224
 First American Corporation*                        300                   12,656
 First Citizens Bancshares                          200                   12,550
 First Empire State Corporation                     100                   24,100
 First Union Corporation                            300                   18,263
 Firstbank Puerto Rico                              800                   18,400
 Great Western Financial Corporation              1,100                   26,263
 Hibernia Corporation                             1,600                   17,400
 Hubco, Inc.                                        450                    9,534
 Imperial Bancorp*                                  432                   10,422
 Investors Financial Services Corporation            32                      738
 Leader Financial Corporation                       300                   13,350
 Long Island Bancorp, Inc.                          300                    9,169
 National Australia Bank                            100                    4,638
 National Westminster Bank Plc                    1,300                   74,750

                      Zweig Equity (Small Cap) Portfolio

                                                 NUMBER
                                                OF SHARES                VALUE
                                                --------------------------------
COMMON STOCKS (CONTINUED)

DEPOSITORY INSTITUTIONS (11.3%)(CONTINUED)
 Nationsbank Corporation                          1,000               $   82,625
 New York Bancorp, Inc.                             500                   12,750
 North Fork Bancorporation                        1,046                   27,327
 Peoples Bank Bridgeport                            800                   17,850
 Peoples Heritage Financial Group                   800                   16,350
 Provident Bancorp, Inc.                            150                    5,306
 RCSB Financial, Inc.                               700                   18,069
 Republic New York Corporation                    1,200                   74,700
 Riggs National Corporation                       2,300                   28,031
 Santa Monica Bank                                  900                   11,475
 Silicon Valley Bancshares*                         500                   12,937
 Sovereign Bancorp, Inc.                          1,400                   14,087
 Sterling Bancorp-NY                              1,400                   15,400
 T R Financial Corporation                          600                   16,388
 TCF Financial Corporation                          400                   13,300
 Unionbancal Corporation                            600                   31,650
 UST Corporation*                                 1,100                   16,500
 Washington Mutual, Inc.                            400                   12,000
 Wells Fargo & Company                              200                   47,775
 Westamerica Bankcorporation                        200                   10,125
 Westcorp                                           561                    9,958
 Westpac Banking                                  2,100                   47,250
 Zions Bankcorporation                              300                   21,919
                                                                       ---------
                                                                       1,324,263

                      Zweig Equity (Small Cap) Portfolio

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                       -------------------------
COMMON STOCKS (CONTINUED)

EATING AND DRINKING PLACES (0.4%)
  CKE Restaurants, Inc.                                       700       $17,850
  Darden Restaurants, Inc.                                  1,100        11,825
  Foodmaker, Inc.*                                          1,900        16,388
  NPC International, Inc.*                                    600         6,000
                                                                        -------
                                                                         52,063

Electric & Other Electric Equipment (4.0%)
  Advanced Semiconductor Materials International N.V.*        600         6,450
  Bairnco Corporation                                       1,000         7,250
  Bel Fuse, Inc.*                                             600        10,013
  Burr-Brown Corporation*                                     550         9,556
  Charter Power Systems                                       700        24,150
  Chips & Technologies, Inc.*                               1,000         9,688
  Computer Products, Inc.*                                  2,400        40,800
  CTS Corporation                                             400        18,800
  Cypress Semiconductor Corporation*                          900        10,800
  Electro Scientific Industries, Inc.*                        300         6,187
  Electroulux AB                                              900        45,338
  Genlyte Group, Inc.*                                      2,300        17,538
  Hadco Corporation*                                        1,000        21,250
  Harman International                                        415        20,439
  Helen of Troy, Ltd.*                                        800        22,500
  Kollmorgen Corporation                                      800        11,800
  Lamson & Sessions Company*                                2,200        26,125
  Moog, Inc.*                                                 500        12,250
  Park Electrochemical Corporation                            800        16,000
  Powell Industries, Inc.*                                    300         3,506

                      Zweig Equity (Small Cap) Portfolio

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                       -------------------------
COMMON STOCKS (CONTINUED)

ELECTRIC & OTHER ELECTRIC EQUIPMENT (4.0%)(CONTINUED)
  Richardson Electronics, Ltd.                               300        $  3,000
  Silicon Valley Group, Inc.*                                600          11,287
  Siliconix, Inc.*                                         1,700          37,825
  Standard Microsystems Corporation*                         700          10,631
  Tadiran Ltd.                                               500          13,500
  Technitrol, Inc.                                           600          23,775
  Thomas Industries, Inc.                                    500           9,562
  Watkins-Johnson Company                                    300           8,212
  Xicor, Inc.*                                             1,100          12,856
                                                                        --------
                                                                         471,088

ELECTRIC, GAS AND SANITARY SERVICES (11.5%)
  Allegheny Power System                                     600          18,525
  American Electric Power                                    300          12,787
  American Water Works, Inc.                                 200           8,050
  Atlantic Energy, Inc.                                    1,000          18,250
  Atmos Energy Corporation                                   600          18,375
  Baltimore Gas & Electric                                 1,200          34,050
  Bay State Gas                                              400          11,150
  Boston Edison Company                                      500          12,750
  Centerior Energy Corporation                             1,500          11,062
  Central Louisiana Electric, Inc.                           300           7,988
  Central Maine Power                                        800          11,600
  Cipsco, Inc.                                               300          11,587
  CMS Energy Corporation                                     300           9,262
  Columbia Gas System                                        500          26,063
  Commonwealth Energy System                                 700          18,025

                      Zweig Equity (Small Cap) Portfolio

                                                         NUMBER
                                                       OF SHARES         VALUE
                                                     ---------------------------
COMMON STOCKS (CONTINUED)

ELECTRIC, GAS AND SANITARY SERVICES (11.5%)(CONTINUED)
  Dominion Resources, Inc.                                 600          $24,000
  DQE, Inc.                                                200            5,500
  DTE Energy Company                                       600           18,525
  Eastern Enterprises                                      300            9,975
  Edison International                                   3,500           61,688
  E1 Paso Natural Gas                                      400           15,400
  Empresa Nacional Electric                                200           12,525
  Energynorth, Inc.                                        100            1,950
  Entergy Corporation                                    2,800           79,450
  General Public Utilities                               1,800           63,450
  Idaho Power Company                                      400           12,450
  IES Industries, Inc.                                     500           14,938
  Illinova Corporation                                     800           23,000
  Indiana Energy, Inc.                                     700           20,038
  Interstate Power Company                                 800           25,700
  Ipalco Enterprises, Inc.                                 600           15,750
  Laclede Gas Company                                      700           15,663
  Long Island Lighting                                   1,100           18,425
  MCN Corporation                                          500           12,188
  Midamerican Energy Company                               800           13,800
  National Fuel Gas Company                                400           14,400
  New England Electric System                              400           14,550
  New York State Electric & Gas                            800           19,500
  Noram Energy Corporation                               1,300           14,137
  Northern States Power                                    700           34,562
  Northwestern Public Service Company                      900           24,187
  NUI Corporation                                          600           10,725

                      Zweig Equity (Small Cap) Portfolio


                                                          NUMBER
                                                         OF SHARES     VALUE
                                                       -----------------------
COMMON STOCKS (CONTINUED)

ELECTRIC, GAS AND SANITARY SERVICES (11.5%)(CONTINUED)
  Oneok, Inc.                                                600      $15,000
  Pacific Gas & Electric                                   1,400       32,550
  Peoples Energy Corporation                                 400       13,400
  Piedmont Natural Gas Company                               600       13,875
  Pinnacle West Corporation                                  900       27,338
  Portland General Corporation                               800       24,700
  Powergen Plc                                               500       14,875
  Providence Energy Corporation                              300        5,175
  Public Service Company of Colorado                         400       14,700
  Public Service Company of New Mexico*                      900       18,450
  Rochester Gas & Electric                                   600       12,900
  Shandong Huaneng Power                                   1,500       12,375
  South Jersey Industries                                    700       14,875
  Southern Union Company*                                    573       12,606
  Texas Utilities Company                                    500       21,375
  TNP Enterprises                                          1,300       36,887
  Tucson Electric Power Company*                             620        8,370
  Unicom Corporation                                       2,700       75,263
  United Illuminating Company                                400       14,950
  Utilicorp United, Inc.                                     500       13,812
  Washington Gas Light Company                               800       17,600
  Washington Water Power                                   1,000       18,625
  Westcoast Energy, Inc.                                     900       13,500
  Western Resource                                           400       11,950
  Wicor, Inc.                                                400       15,100
  WPL Holdings, Inc.                                         400       13,150

                      Zweig Equity (Small Cap) Portfolio

                                                            NUMBER
                                                           OF SHARES     VALUE
                                                         -----------------------
COMMON STOCKS (CONTINUED)

ELECTRIC, GAS AND SANITARY SERVICES (11.5%)(CONTINUED)
  Yankee Energy Systems, Inc.                                   600  $   13,050
  York Research Corporation*                                  1,300      13,812
                                                                     ----------
                                                                      1,346,263


ENGINEERING AND MANAGEMENT SERVICES (0.3%)
  Bet Plc                                                     2,100      29,663
  Blount International, Inc.                                    300       9,450
                                                                     ----------
                                                                         39,113


FABRICATED METAL PRODUCTS (0.5%)
  Ameron International Corporation                              500      19,750
  Butler Manufacturing, Inc.                                    150       5,100
  Nortek, Inc.*                                                 800       9,300
  Shiloh Industries, Inc.*                                      100       1,588
  United Dominion Industries                                    200       4,600
  Wyman-Gordon Company*                                       1,100      19,456
                                                                     ----------
                                                                         59,794


FOOD AND KINDRED PRODUCTS (0.7%)
  Archer-Daniels-Midland                                      1,905      36,433
  IBP, Inc.                                                   1,000      27,625
  Morningstar Group, Inc.*                                      500       5,625
  Orange Company, Inc.                                        1,200       9,600
                                                                     ----------
                                                                         79,283

                      Zweig Equity (Small Cap) Portfolio


                                               NUMBER
                                              OF SHARES     VALUE
                                            -----------------------
COMMON STOCKS (CONTINUED)

FOOD STORES (0.6%)
  Great Atlantic & Pacific Tea Company            400     $13,150
  Riser Foods, Inc.                             1,600      38,400
  Schultz Sav O Stores, Inc.                      700       9,012
  Smith's Food & Drug Centers                     243       5,802
                                                          -------
                                                           66,364


FORESTRY (0.5%)
  Rayonier, Inc.                                  600      22,800
  Weyerhaeuser Company                            800      34,000
                                                          -------
                                                           56,800


FURNITURE AND FIXTURES (0.3%)
  Bush Industries                                 400      13,600
  Chromcraft Revington, Inc.*                     100       2,338
  Falcon Products, Inc.                           160       2,300
  Kinetic Concepts                              1,300      20,312
                                                          -------
                                                           38,550


FURNITURE AND HOMEFURNISHINGS STORES (0.2%)
  Inacom Corporation*                             600      11,287
  Pier 1 Imports, Inc.                            800      11,900
                                                          -------
                                                           23,187


GENERAL BUILDING CONTRACTORS (0.7%)
  Continental Homes Holding Corporation           900      19,350
  Empresas ICA S.A.                             1,300      18,038
  Lennar Corporation                              400      10,000

                      Zweig Equity (Small Cap) Portfolio

                                                        NUMBER
                                                       OF SHARES      VALUE
                                                     ------------------------
COMMON STOCKS (CONTINUED)

GENERAL BUILDING CONTRACTORS (0.7%)(CONTINUED)
  MDC Holdings, Inc                                      1,600       $10,800
  Redman Industries, Inc.*                                 800        16,300
  U.S. Home Corporation*                                   500        12,312
                                                                     -------
                                                                      86,800


GENERAL MERCHANDISE STORES (0.5%)
  Carson Pirie Scott & Company*                            500        13,375
  Mercantile Stores Company, Inc                           200        11,725
  Shopko Stores, Inc                                     1,000        16,125
  Waban, Inc.*                                             700        16,712
                                                                     -------
                                                                      57,937


HEALTH SERVICES (0.4%)
  Health Images, Inc                                       900        10,462
  Maxicare Health Plans*                                   600        11,438
  Ornda Healthcorp*                                        300         7,200
  Universal Health Services*                               500        13,063
                                                                     -------
                                                                      42,163


HEAVY CONSTRUCTION, EXCEPT BUILDING (0.1%)
  Granite Construction, Inc                                750        17,438


HOLDING AND OTHER INVESTMENT OFFICES (0.6%)
  Asset Investors Corporation                            4,500        15,750
  CWM Mortgage Holdings, Inc.                            1,300        22,100
  HRE Properties                                           200         3,050
  Koger Equity, Inc.*                                      800        10,700

                      Zweig Equity (Small Cap) Portfolio


                                                          NUMBER
                                                         OF SHARES     VALUE
                                                       -----------------------
COMMON STOCKS (CONTINUED)

HOLDING AND OTHER INVESTMENT OFFICES (0.6%)(CONTINUED)
  MGI Properties, Inc.                                        600     $10,275
  Thornburg Mortgage Asset Corporation                        800      13,000
                                                                      -------
                                                                       74,875
INDUSTRIAL MACHINERY AND EQUIPMENT (5.7%)
  Advanced Logic Research, Inc.*                            1,600      13,100
  Agco Corporation                                          1,500      41,625
  Ampco-Pittsburgh                                          1,200      13,950
  Applied Magnetics Corporation*                            1,100      11,550
  Applied Power, Inc.                                         400      11,200
  BHA Group,Inc.                                              660       9,075
  Cascade Corporation                                       1,000      13,125
  Case Corporation                                          1,100      52,800
  Commercial Intertech Corporation                            400      10,300
  Data General Corporation*                                   700       9,100
  Digital Equipment*                                          800      36,000
  Fedders Corporation*                                      2,400      17,100
  Gardner Denver Machinery*                                   700      18,462
  Gleason Corporation                                         600      23,400
  Global Industrial Technologies, Inc.*                     1,900      30,400
  Harris Corporation                                          100       6,100
  Innovex, Inc.                                             1,100      19,112
  Intergraph Corporation*                                     700       8,575
  International Business Machines Corporation                 700      69,300
  Katy Industries                                             400       6,000
  Kaydon Corporation                                          200       8,600
  Komag, Inc.*                                                700      18,375

                      Zweig Equity (Small Cap) Portfolio


                                                       NUMBER
                                                       OF SHARES       VALUE
                                                       ---------------------

COMMON STOCKS (CONTINUED)


INDUSTRIAL MACHINERY AND EQUIPMENT (5.7%)(CONTINUED)
  Kulicke & Soffa Industries*                             700       $ 10,150
  Kysor Industrial Corporation                            500         12,125
  Lindsay Manufacturing Company                           300         11,963
  Lufkin Industries, Inc.                                 900         18,338
  Mestek Inc.*                                            800         11,900
  Met-Pro Corporation                                     100          1,862
  Nam Tai Electronics                                     300          3,319
  Parker Hannifin Corporation                             600         25,425
  Robbins & Myers, Inc.                                   400         18,100
  SPS Technologies, Inc.*                                 600         42,300
  Tecumseh Products Company                               300         16,200
  Timken Company                                          300         11,625
  Toro Company                                            600         19,875
  Trident Microsystems, Inc.*                             700          8,881
  Twin Disc, Inc.                                         100          2,338
  Valmont Industries                                      300         10,088
                                                                     -------
                                                                     671,738
INSTRUMENTS AND RELATED PRODUCTS (1.5%)
  Amcast Industrial Corporation                           700         14,175
  Coherent, Inc.*                                         300         15,712
  Conmed Corporation*                                     500         13,281
  Cooper Companies, Inc.*                               1,400         16,450
  Core Industries, Inc.                                   300          4,313
  Electroglas, Inc.*                                      400          5,675
  Esterline Technologies Corporation*                   1,400         35,000
  Fluke Corporation                                       300         12,113

                                      81

                      Zweig Equity (Small Cap) Portfolio


                                                         NUMBER
                                                         OF SHARES    VALUE
                                                         ---------    -----
COMMON STOCKS (CONTINUED)

INSTRUMENTS AND RELATED PRODUCTS (1.5%)(CONTINUED)
  Galileo Electro-Optics Corporation*                        1,300  $ 31,119
  ICN Pharmaceuticals                                          600    13,950
  LTX Corporation*                                             300     1,856
  Measurex Corporation                                         400    11,700
  Starrett (L.S.) Company                                      200     5,200
                                                                    --------
                                                                     180,544

INSURANCE CARRIERS (6.3%)
  20th Century Industries                                      700    11,638
  Ace, Ltd.                                                    400    18,800
  Allied Group, Inc.                                           400    17,350
  Ambac, Inc.                                                  300    15,637
  American Annuity Group, Inc.                               1,620    21,060
  American Bankers Insurance Group                             400    17,500
  American Financial Group, Inc.                               400    12,050
  American Travellers Corporation*                             600    13,762
  Arbatax International, Inc.*                                 700     3,544
  Bankers Life Holding Corporation                             800    17,700
  Capital Re Corporation                                       400    14,700
  CNA Financial Corporation*                                   100    10,300
  Conseco, Inc.                                                400    16,000
  Enhance Financial Services Group                             600    16,800
  Equitable Companies, Inc.                                    800    19,900
  Equitable of Iowa Companies                                  700    24,850
  Exel Limited                                                 800    56,400
  First American Financial Corporation                         500    16,875
  First Colony Corporation                                     500    15,500

                      Zweig Equity (Small Cap) Portfolio


                                                 NUMBER
                                                OF SHARES       VALUE
                                                ---------------------
COMMON STOCKS (CONTINUED)

INSURANCE CARRIERS (6.3%)(CONTINUED)
  Fremont General Corporation                      700        $ 16,100
  Gainsco, Inc.                                  1,000           9,875
  Liberty Financial Companies                      400          13,550
  Life Re Corporation                              600          18,525
  Loews Corporation                                900          70,987
  MAIC Holdings, Inc.*                             100           3,763
  MMI Companies, Inc.                              500          15,438
  NAC Re Corporation                               100           3,350
  National Re Corporation                          300          11,325
  Nymagic,Inc.                                     200           3,775
  Old Republic International Corporation         1,500          32,250
  Orion Capital Corporation                        200          10,200
  Penncorp Financial Group, Inc.                   600          19,050
  Pioneer Financial Services, Inc.               1,200          19,950
  Presidential Life Corporation                    400           4,125
  Providian Corporation                            300          12,863
  Pxre Corporation                                 300           7,312
  Reliance Group Holdings                        1,800          13,500
  Reliastar Financial Corporation                  314          13,541
  Sierra Health Services*                          400          12,600
  TIG Holdings, Inc.                               400          11,600
  Transatlantic Holdings                           200          14,025
  Travelers Group, Inc.                          1,350          61,594
  United Fire & Casualty Company                   100           3,300
  United Insurance Companies                       300           6,806
  Vesta Insurance Group                            400          13,350
                                                               -------
                                                               763,120

                      Zweig Equity (Small Cap) Portfolio


                                                  NUMBER
                                                 OF SHARES    VALUE
                                                 ------------------
COMMON STOCKS (CONTINUED)

LEATHER AND LEATHER PRODUCTS (0.1%)
  Weyco Group, Inc.                                200      $  8,150


LUMBER AND WOOD PRODUCTS (0.4%)
  Champion Enterprises, Inc.*                      600        12,525
  Macmillan Bloedel                              1,800        23,850
  Skyline Corporation                              400        10,000
                                                            --------
                                                              46,375

METAL MINING (0.9%)
   Asarco, Inc.                                     600       16,575
   Cleveland-Cliffs, Inc.                           500       19,563
   Cyprus Amax Minerals Company                   1,200       27,150
   Freeport McMoran, Inc.                           400       14,200
   Phelps Dodge                                     500       31,187
                                                            --------
                                                             108,675

MISCELLANEOUS MANUFACTURING INDUSTRIES (0.7%)
   Hexcel Corporation*                            1,400       21,350
   Nacco Industries                                 500       27,688
   Oneida, Ltd.                                   1,200       22,500
   Schuller Corporation*                          1,300       13,487
                                                            --------
                                                              85,025


MISCELLANEOUS RETAIL (0.2%)
   Jack Eckerd Corporation*                         600       13,575
   National Media Corporation*                      700       12,338
                                                            --------
                                                              25,913



                                      84

                      Zweig Equity (Small Cap) Portfolio


                                                NUMBER
                                               OF SHARES        VALUE
                                               -----------------------
COMMON STOCKS (CONTINUED)

NONDEPOSITORY INSTITUTIONS (1.1%)
 Aames Financial Corporation                         450      $ 16,144
 AT&T Capital Corporation                            400        17,500
 Finova Group, Inc.                                  200         9,750
 First Financial Caribbean Corporation               800        16,100
 Fund American Enterprise, Inc.                      300        24,300
 Textron, Inc.                                       400        31,950
 United Companies Financial Corporation              330        11,261
                                                              --------
                                                               127,005
NONMETALLIC MINERALS, EXCEPT FUELS (0.2%)
 Florida Rock Industries                             200         5,175
 Vulcan Materials Company                            300        17,812
                                                              --------
                                                                22,987
OIL & GAS EXTRACTION (1.0%)
 Belden & Blake Corporation*                         700        14,787
 BJ Service Warrants*                                120         1,590
 Cliffs Drilling Company*                            700        23,538
 Digicon, Inc.*                                    1,700        28,475
 Mitchell Energy & Development Corporation           700        13,475
 RPC Energy Services, Inc.*                          700         8,050
 Tetra Technologies, Inc.*                           400         7,000
 Tuboscope Vetco International Corporation*        1,200        13,500
 USX-Marathon Group, Inc.                            700        14,088
                                                              --------
                                                               124,503

                                      85

                      Zweig Equity (Small Cap) Portfolio


                                                NUMBER
                                               OF SHARES        VALUE
                                               ----------------------
COMMON STOCKS (CONTINUED)

PAPER AND ALLIED PRODUCTS (2.5%)
 Abitibi Price, Inc.                                 800     $ 10,900
 Boise Cascade Corporation                           600       21,975
 Bowater, Inc.                                       500       18,812
 Consolidated Papers, Inc.                           300       15,600
 International Paper Company                       1,207       44,508
 Interpool, Inc.                                     800       14,600
 James River Corporation of Virginia                 400       10,550
 Longview Fibre Company                              700       11,900
 Mercer International, Inc.*                         800       10,700
 Mosinee Paper Corporation                           133        3,608
 P.H. Glatfelter Company                             500        9,188
 Potlatch Corporation                                500       19,562
 Republic Group, Inc.                                800       11,400
 Temple-Inland, Inc.                                 600       28,050
 Westvaco Corporation                              2,050       61,244
                                                             --------
                                                              292,597
PERSONAL SERVICES (0.2%)
 Jenny Craig, Inc.*                                1,100       19,662
 PCA International, Inc.                             200        3,300
                                                             --------
                                                               22,962

PETROLEUM AND COAL PRODUCTS (1.8%)
 Coastal Corporation                               1,800       75,150
 Elf Aquitane                                        600       22,050
 Fina, Inc.                                          500       27,625
 Repsol                                            1,000       34,750

                      Zweig Equity (Small Cap) Portfolio


                                                    NUMBER
                                                  OF SHARES     VALUE
                                                  --------------------
COMMON STOCKS (CONTINUED)
PETROLEUM AND COAL PRODUCTS (1.8%)(CONTINUED)
 Sasol, Ltd.                                        2,300     $ 24,581
 Tesoro Petroleum Corporation*                      1,000       11,500
 Valero Energy Corporation                            500       12,500
                                                              --------
                                                               208,156
PRIMARY METAL INDUSTRIES (3.8%)
 AK Steel Holding Corporation                         500       19,562
 Alumax Inc.*                                         700       21,263
 British Steel Plc                                  2,400       60,900
 Carpenter Technology                                 700       22,400
 Chaparral Steel Company                            1,400       18,375
 Lone Star Technologies*                              900       10,013
 Maxxam, Inc.*                                        300       11,775
 Mueller Industries, Inc.*                            800       33,200
 Pitt-Des Moines, Inc.                                100        4,250
 Quanex Corporation                                   900       21,263
 Reynolds Metals Company                              700       36,487
 RMI Titanium Company*                                900       21,150
 Roanoke Electric Steel Corporation                 1,600       22,000
 Steel of West Virginia, Inc.*                        300        2,625
 Texas Industries, Inc.                               700       48,037
 Tredegar Industries, Inc.                          1,250       37,813
 Tremont Corporation*                                 400       14,450
 Tubos De Acero De Mexico*                          2,600       24,537
 USX-U.S. Steel Company                               400       11,350
                                                              --------
                                                               441,450

                      Zweig Equity (Small Cap) Portfolio


                                                   NUMBER
                                                 OF SHARES    VALUE
                                                ---------------------
COMMON STOCKS (CONTINUED)

PRINTING AND PUBLISHING (0.3%)
 Devon Group, Inc.*                                  300     $  9,675
 Graphic Industries                                1,700       16,787
 Quebecor Inc.                                       900       14,288
                                                             --------
                                                               40,750
RAILROAD TRANSPORTATION (0.1%)
 Canadian Pacific Ltd.                               700       15,400

RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS (0.7%)
 AEP Industries, Inc.                                480       20,160
 American Filtrona Corporation                       300        9,338
 Furon Company                                       800       19,800
 Goodyear Tire & Rubber Company                      300       14,475
 Gundle/SLT Environmental, Inc.*                     500        3,125
 Spartech Corporation                              1,400       14,875
                                                             --------
                                                               81,773
SECURITY AND COMMODITY BROKERS (2.8%)
 A.G. Edwards, Inc.                                  500       13,562
 Alex Brown, Inc.                                    400       22,600
 Atalanta Sosnoff Capital*                           700        6,869
 Bear Stearns Companies, Inc.                        730       17,246
 Fahnestock Viner Holdings, Inc.                   1,900       24,819
 Inter-regional Financial Group                      300        7,800
 Jefferies Group                                     800       24,800
 Lehman Brothers Holdings, Inc.                      900       22,275
 McDonald & Company Investments                      500        9,875

                      Zweig Equity (Small Cap) Portfolio


                                                            NUMBER
                                                          OF SHARES     VALUE
                                                          ---------------------

COMMON STOCKS (CONTINUED)

SECURITY AND COMMODITY BROKERS (2.8%)(CONTINUED)
  Morgan Keegan, Inc.                                          400   $    5,300
  Morgan Stanley Group, Inc.                                   600       29,475
  Quick & Reilly Group, Inc.                                   872       28,340
  Raymond, James Financial Corporation                         700       15,838
  Salomon, Inc                                               1,400       61,600
  Sherwood Group, Inc.*                                        300        3,413
  Value Line, Inc.                                             500       17,562
  Waterhouse Investor Services*                                300       11,137
                                                                     ----------
                                                                        322,511

SPECIAL TRADE CONTRACTORS (0.3%)
  Apogee Enterprises, Inc.                                     600       20,475
  Layne Christensen Company*                                   800       10,200
                                                                     ----------
                                                                         30,675

STONE, CLAY & GLASS PRODUCTS (1.5%)
  Centex Construction Products                               1,200       16,950
  Hanson Plc                                                 1,000       14,250
  Intermet Corporation*                                      1,900       26,481
  LaFarge Corporation                                        1,000       20,250
  Lone Star Industries*                                        900       30,262
  Medusa Corporation                                         1,100       34,100
  Owens-Illinois, Inc.*                                        700       11,200
  Puerto Rican Cement Company, Inc.                            500       15,563
  Southdown, Inc.                                              700       16,450
                                                                     ----------
                                                                        185,506

                      Zweig Equity (Small Cap) Portfolio


                                                            NUMBER
                                                          OF SHARES     VALUE
                                                          ---------------------
COMMON STOCKS (CONTINUED)

TEXTILE MILL PRODUCTS (0.3%)
  Chemfab Corporation*                                        900    $   12,938
  Culp, Inc.                                                  987        13,571
  Springs Industries, Inc.                                    400        20,200
                                                                     ----------
                                                                         46,709

TOBACCO PRODUCTS (0.02%)
  Swedish Match AB*                                            80         2,480

TRANSPORATION EQUIPMENT (2.4%)
  A.O. Smith Corporation                                      100         2,500
  Avondale Industries, Inc.*                                1,000        17,938
  Chrysler Corporation                                        500        31,000
  Coachmen Industries, Inc.                                 1,100        38,500
  Dana Corporation                                            500        15,500
  Greenbrier Companies, Inc.                                  700         9,713
  Harsco Corporation                                          200        13,450
  Northrop Grumman Corporation                                200        13,625
  Oshkosh Truck Corporation                                 1,000        14,312
  Regal Beloit                                              1,000        19,750
  Sequa Corporation*                                          500        21,562
  Teledyne, Inc.                                              500        18,062
  Todd Shipyards Corporation*                                 500         3,750
  Transtechnology Corporation                                 600        10,650
  Trinity Industries                                          100         3,400
  Varlen Corporation                                          753        15,918
  Volvo AB                                                  1,800        40,725
                                                                     ----------
                                                                        290,355

                      Zweig Equity (Small Cap) Portfolio

                                                        NUMBER
                                                      OF SHARES       VALUE
                                                      -------------------------
COMMON STOCKS (CONTINUED)

TRANSPORTATION SERVICES (0.3%)
  CSX Corporation                                         400      $     19,300
  PS Group Holdings, Inc.*                              1,200            16,500
                                                                   ------------
                                                                         35,800

TRANSPORTATION BY AIR (3.3%)
  Alaska Airgroup, Inc.*                                  800            21,900
  America West Airlines*                                1,000            22,000
  AMR Corporation*                                      1,000            91,000
  British Airways Plc                                     900            77,175
  Continental Airlines*                                   400            24,700
  Delta Air Lines Inc.                                  1,100            91,300
  KLM Royal Dutch Airlines, N.V.                          810            25,718
  Northwest Airlines*                                     400            15,775
  US Air Group, Inc.*                                   1,000            18,000
                                                                   ------------
                                                                        387,568
WATER TRANSPORTATION (0.5%)
  Oglebay Norton Company                                  700            32,462
  Stolt-Nielsen, S.A.                                     900            16,144
  Transportacions Maritima Mexicana, S.A.               1,400            10,325
                                                                   ------------
                                                                         58,931
WHOLESALE TRADE-DURABLE GOODS (2.1%)
  Arrow Electronics, Inc.*                                300            12,937
  Avnet, Inc.                                             300            12,637
  Barnes Group, Inc.                                      300            15,338
  Bearings, Inc.                                          700            18,900


                      Zweig Equity (Small Cap) Portfolio

                                                        NUMBER
                                                      OF SHARES       VALUE
                                                      -------------------------
COMMON STOCKS (CONTINUED)

WHOLESALE TRADE-DURABLE GOODS (2.1%)(CONTINUED)
  Bell Industries, Inc.*                                  895      $     14,991
  Castle (A.M.) & Company                               1,250            29,531
  Commercial Metals Company                                33             1,097
  Hughes Supply, Inc.                                     900            31,275
  Marshall Industries*                                    400            11,200
  Reliance Steel & Aluminum                               600            21,900
  Rexel, Inc.*                                          1,700            24,013
  United Industrial Corporation                           600             3,675
  Wyle Electronics                                        400            13,250
  Wynn's International, Inc.                            1,375            38,844
                                                                   ------------
                                                                        249,588

WHOLESALE TRADE-NONDURABLE GOODS (0.8%)
  Bindley Western Industries                              400             6,700
  Caraustar Industries, Inc.                              600            16,050
  Culbro Corporation*                                     300            17,888
  Donnkenny, Inc.*                                        600            11,662
  Foxmeyer Health Corporation*                            800            11,900
  Howell Corporation                                      300             4,069
  United Stationers, Inc.*                                800            18,900
  World Fuel Services Corporation                         350             6,344
                                                                   ------------
                                                                         93,513
                                                                   ------------

TOTAL COMMON STOCKS (Cost $8,461,965)                                 9,794,422

                      Zweig Equity (Small Cap) Portfolio

                                                        PRINCIPAL
                                                         AMOUNT          VALUE
                                                       -------------------------
SHORT-TERM SECURITIES (16.3%)

U.S. GOVERNMENT AGENCY (8.1%)
  Federal National Mortgage Assoc., Discount Note,
   5.28%, due 7/30/1996                                $   950,000     $ 945,959

U.S. GOVERNMENT AGENCY-COLLATERALIZED MORTGAGE
 OBLIGATIONS (6.3%)
    Fed. Home Loan Mort. Corp., 5.26%, due 7/15/1996       735,000       733,497

U.S. GOVERNMENT OBLIGATIONS (1.1%)
  U.S. Treasury Bills, 4.93%, due 7/5/1996                  25,000        24,986
  U.S. Treasury Bills, 4.95%, due 7/5/1996                  50,000        49,973
  U.S. Treasury Bills, 4.97%, due 7/5/1996                  50,000        49,972
                                                                     -----------
                                                                         124,931

REPURCHASE AGREEMENT (0.8%)
  State Street Bank, 4%, due 7/1/1996
    (Dated 6/28/96, collateralized by U.S. Treasury
    Bond 9.25%, due 2/15/2016, value $450,756)              98,759        98,759
                                                                     -----------

TOTAL SHORT-TERM SECURITIES (Cost $1,903,146)                          1,903,146
                                                                     -----------
TOTAL INVESTMENTS (100.0%) (Cost $10,365,111)                        $11,697,568
                                                                     ===========

                       Zweig Equity (Small Cap) Portfolio


FUTURES CONTRACTS
                                                CONTRACT
                                 EXPIRATION     AMOUNT AT    UNREALIZED
                                    DATE         VALUE          LOSS
                                 ---------------------------------------
7 S&P 500 Futures
  Contracts-Short+                9/19/96        $2,368,800    $(23,058)
                                                 =======================

+The above futures contracts are collateralized by a U.S. Treasury Bill at $125,000 par value, due 7/5/96.

*Non-income producing

OTHER INFORMATION:
 Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1996, aggregated $9,601,882 and $8,556,713, respectively. Net unrealized appreciation for tax purposes aggregated $1,331,128, of which $1,489,004 related to appreciated investment securities and $157,876 related to depreciated investment securities. The aggregate cost of securities is $10,366,439 for tax purposes.

See accompanying notes.

                        Pinnacle Fixed Income Portfolio
              (formerly Mitchell Hutchins Fixed Income Portfolio)

                      Statement of Assets and Liabilities

                                 June 30, 1996

ASSETS
Investment in securities, at value (cost $10,405,473)
  (Note l)-See accompanying schedule                                $10,329,106
Receivable for investment securities sold                               247,018
Interest and other receivables                                          150,149
                                                                    -----------
TOTAL ASSETS                                                         10,726,273

LIABILITIES
Payable for investment securities purchased                             672,514
Accounts payable and accrued expenses                                    25,637
                                                                    -----------
TOTAL LIABILITIES                                                       698,151
                                                                    -----------

NET ASSETS                                                          $10,028,122
                                                                    ===========
Net Assets consist of:
  Paid-in capital                                                   $ 9,874,934
  Undistributed net investment income                                   328,028
  Accumulated undistributed net realized loss on investments            (98,473)
  Net unrealized depreciation on investment securities                  (76,367)
                                                                    -----------

NET ASSETS, for 940,767 shares outstanding                          $10,028,122
                                                                    ===========

NET ASSET VALUE, offering and redemption price per share            $     10.66
                                                                    ===========

See accompanying notes.

                        Pinnacle Fixed Income Portfolio
              (formerly Mitchell Hutchins Fixed Income Portfolio)

                            Statement of Operations

                           Year Ended June 30, 1996

INVESTMENT INCOME
  Interest                                                          $  416,344

EXPENSES (Note 2)
  Investment advisory and management fees                               52,456
  Custody and accounting fees                                           42,940
  Professional fees                                                     15,859
  Directors' fees and expenses                                           6,000
  Other expenses                                                         6,849
                                                                    ----------
    Total expenses before reimbursement                                124,104
    Less: expense reimbursement (Note 2)                               (39,568)
                                                                    ----------
    Net expenses                                                        84,536
                                                                    ----------
Net investment income                                                  331,808


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note l)
  Net realized gain on investments                                      39,828
  Change in unrealized appreciation on investment securities          (188,379)
                                                                    ----------
Net loss on investments                                               (148,551)
                                                                    ----------

Net increase in net assets resulting from operations                $  183,257
                                                                    ==========

See accompanying notes.

                        Pinnacle Fixed Income Portfolio
              (formerly Mitchell Hutchins Fixed Income Portfolio)

                      Statement of Changes in Net Assets

                                                        YEAR ENDED JUNE 30,
                                                          1996         1995
                                                     -------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                               $   331,808   $   272,169
 Net realized gain on investments                         39,828        32,319
 Change in net unrealized appreciation
  (depreciation)                                        (188,379)      253,467
                                                     -------------------------
  Net increase in net assets resulting from
   operations                                            183,257       557,955

 Distributions to shareholders from:
  Net investment income                                 (268,795)      (98,000)

 Capital share transactions:
  Proceeds from sales of shares                        5,775,502     2,673,991
  Proceeds from reinvested dividends                     268,795        98,000
  Cost of shares redeemed                             (1,346,134)   (2,676,948)
                                                     -------------------------
   Net increase in net assets resulting from share
    transactions                                       4,698,163        95,043
                                                     -------------------------
 Total increase in net assets                          4,612,625       554,998

 NET ASSETS
 Beginning of period                                   5,415,497     4,860,499
                                                     -------------------------
 End of period (including undistributed net
  investment income of $328,028 and $268,795,
  respectively)                                      $10,028,122   $ 5,415,497
                                                     =========================

 OTHER INFORMATION
 Shares:
  Sold                                                   541,094       263,300
  Issued through reinvestment of dividends                25,172         9,744
  Redeemed                                              (123,043)     (261,523)
                                                     -------------------------
   Net increase                                          443,223        11,521
                                                     =========================

See accompanying notes.

                        Pinnacle Fixed Income Portfolio
              (formerly Mitchell Hutchins Fixed Income Portfolio)

                             Financial Highlights

                                                                JANUARY 5, 1993
                                                                 (COMMENCEMENT)
                                         YEAR ENDED JUNE 30,     OF OPERATIONS
                                       -----------------------  THROUGH JUNE 30,
                                        1996     1995    1994         1993
                                       -----------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period   $ 10.88  $10.00  $10.43      $ 10.00
Income from investment operations:
  Net investment income                   0.39    0.56    0.20         0.19
  Net realized and unrealized gain
   (loss) on investments                 (0.03)   0.53   (0.52)        0.24
                                       -----------------------------------------
  Total from investment operations        0.36    1.09   (0.32)        0.43
Less distributions:
  From net investment income             (0.58)  (0.21)  (0.11)          -
                                       -----------------------------------------
Net asset value, end of period         $ 10.66  $10.88  $10.00      $ 10.43
                                       =========================================

TOTAL RETURN (A)                          3.29%  11.08%  (3.06%)       8.67%

RATIOS AND SUPPLEMENTAL DATA (B)
  Net assets, end of period (in
   thousands)                          $10,028  $5,415  $4,861      $   906
  Ratio of expenses to average net
   assets                                 1.32%   1.40%   1.56%        1.56%
  Ratio of net investment income to
   average net assets                     5.18%   5.41%   3.62%        3.86%
  Ratio of expenses to average net
   assets before voluntary expense
   reimbursement (Note 2)                 1.94%   1.59%   2.49%       15.72%
  Ratio of net investment income
   (loss) to average net assets
   before voluntary expense
   reimbursement (Note 2)                 4.56%   5.22%   2.68%       (1.64%)
  Portfolio turnover rate                  392%    432%    527%         103%

(A) Total returns for periods less than one year are not annualized.

(B) Data expressed as a percentage are annualized as appropriate.

J.P. Morgan Investment Management, Inc. became sub-adviser of the Portfolio effective April 1, 1996 (see note 2).

                        Pinnacle Fixed Income Portfolio
              (formerly Mitchell Hutchins Fixed Income Portfolio)

                            Schedule of Investments

                                 June 30, 1996

                                                           PRINCIPAL
                                                            AMOUNT       VALUE
                                                         -----------------------
CORPORATE BONDS (23.0%)

AUTO REPAIR, SERVICES, & PARKING (1.9%)
  World Omni Automobile Lease Securitization Trust
   Series 96-A, Class 1A, 6.30%, due 6/25/2002              $200,000  $  199,531


DEPOSITORY INSTITUTIONS (3.4%)
  Midland Bank PLC, 7.625% due 11/28/2025                    200,000     202,628
  Trans Financial Bank N.A., 6.320%, due 10/17/1997          150,000     149,525
                                                                      ----------
                                                                         352,153

ELECTRIC, GAS, & SANITARY SERVICES (1.8%)
  Columbia Gas System, 7.620%, due 11/28/2025                200,000     188,034


NONDEPOSITORY INSTITUTIONS (12.5%)
  Caterpillar Financial Asset Trust, Series 96, Class A3,
    6.30%, due 2/15/2005                                     250,000     249,766
  Chase Manhattan Credit Card Master Trust, Series 96-3,
    Class A, 7.04%, due 2/15/2005                            200,000     202,312
  First Omni Bank Credit Card Master Trust 96, Class A,
    6.65%, due 9/15/2003                                     200,000     199,500
  Ford Motor Credit Corporation, 5.750%, due 01/25/2001      135,000     128,863
  Ford Motor Credit Corporation, 7.470%, due 7/29/1999       300,000     306,624
  Sears Credit Account Master Trust, Series 96, Class A,
    6.50%, due 10/15/2003                                    200,000     199,938
                                                                      ----------
                                                                       1,287,003

                        Pinnacle Fixed Income Ponfolio
              (formerly Mitchell Hutchins Fixed Income Portfolio)

                      Schedule of Investments (continued)

                                                          PRINCIPAL
                                                           AMOUNT      VALUE
                                                        -----------------------
TRANSPORTATION EQUIPMENT (3.4%)
  Premier Auto Trust 95, Class A5, 6.150%, due 3/6/2000   $350,000   $  347,071
                                                                     ----------
TOTAL CORPORATE BONDS (Cost $2,380,840)                               2,373,792

GOVERNMENT SECURITIES (72.6%)

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE
 OBLIGATIONS (10.1%)
  Fed. Home Loan Mort. Corp., Gold, 6.00% due 4/1/2011     150,517      142,568
  Fed. Home Loan Mort. Corp., Remic Series 1694, 6.50%,
    due 9/15/2023                                          310,000      293,917
  Fed. Home Loan Mort. Corp., Gold, 6.50% due 3/1/2026     201,374      188,599
  Fed. Home Loan Mort. Corp., Gold, 7.00% due 4/1/2026     151,249      145,624
  Fed. Home Loan Mort. Corp., 8.00% due 5/1/2014            64,451       65,937
  Fed. Home Loan Mort. Corp., 8.50% due 8/1/2026*          200,000      204,969
                                                                     ----------
                                                                      1,041,614

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (32.1%)
  Federal National Mortgage Assoc., 6.00%, due 4/1/2026    201,507      183,244
  Federal National Mortgage Assoc., Class G, 6.50%,
    due 11/25/2007                                         300,000      289,125
  Federal National Mortgage Assoc., 7.00%, due 1/1/2026    351,294      337,899
  Federal National Mortgage Assoc., 7.00%, due 4/1/2026    137,487      132,459
  Federal National Mortgage Assoc., 7.50%, due 1/1/2026    246,101      242,793
  Federal National Mortgage Assoc., 7.50%, due 5/1/2026    131,892      130,119
  Federal National Mortgage Assoc., 7.50%, due 7/1/2026*   270,000      266,876
  Federal National Mortgage Assoc., 7.50%, due 11/1/2025   303,000      298,928

                        Pinnacle Fixed Income Portfolio
              (formerly Mitchell Hutchins Fixed Income Portfolio)

                      Schedule of Investments (continued)

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
                                                             -------------------
GOVERNMENT SECURITIES (CONTINUED)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (32.1%)(CONTINUED)
   Federal National Mortgage Assoc., 8.00%, due 4/1/2026      $ 141,711  $  142,774
   Federal National Mortgage Assoc., 8.50%, due 5/1/2009        130,238     132,680
   Federal National Mortgage Assoc., 9.00%, due 5/1/2025        190,350     198,617
   Govt. National Mortgage Assoc., 7.00%, due 3/15/2026         201,414     193,106
   Govt. National Mortgage Assoc., 7.50%, due 1/15/2026         254,208     250,553
   Govt. National Mortgage Assoc., 8.00%, due 11/15/2006         21,343      21,906
   Govt. National Mortgage Assoc., 8.00%, due 11/15/2006         31,210      32,107
   Govt. National Mortgage Assoc., 8.00%, due 4/15/2022         255,045     258,233
   Govt. National Mortgage Assoc., 8.00%, due 8/1/2026*         200,000     201,468
                                                                         ----------
                                                                          3,312,887
U.S. GOVERNMENT OBLIGATIONS (26.9%)
 U.S. Treasury Bond, 7.125%, due 2/15/2023                      100,000     101,078
 U.S. Treasury Bond, 8.50%, due 2/15/2020                       240,000     279,862
 U.S. Treasury Note, 5.625%, due 1/31/1998                      510,000     506,894
 U.S. Treasury Note, 5.75%, due 9/30/1997                       360,000     359,323
 U.S. Treasury Note, 5.75%, due 8/15/2003                        90,000      85,711
 U.S. Treasury Note, 6.25%, due 2/15/2003                       250,000     245,585
 U.S. Treasury Note, 6.37%, due 3/31/2001                       540,000     537,635
 U.S. Treasury Note, 6.50%, due 5/15/2005                       100,000      98,687
 U.S. Treasury Note, 6.875%, due 3/31/2000                      185,000     187,688
 U.S. Treasury Note, 7.25%, due 5/15/2004                       100,000     103,609
 U.S. Treasury Note, 7.625%, due 2/15/2025                       45,000      48,488
 U.S. Treasury Note, 8.125%, due 8/15/2019                      200,000     224,500
                                                                         ----------
                                                                          2,779,060

                        Pinnacle Fixed Income Portfolio
              (formerly Mitchell Hutchins Fixed Income Portfolio)

                      Schedule of Investments (continued)

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
                                                   -------------------------
FOREIGN GOVERNMENT OBLIGATIONS (3.5%)
   Quebec Province, 7.125%, due 2/9/2024             $ 300,000    $    274,131
   Republic of Italy, 6.875%, due 9/27/2023            100,000          90,172
                                                                  ------------
                                                                       364,303

TOTAL GOVERNMENT SECURITIES (Cost $7,567,183)                        7,497,864

SHORT-TERM SECURITIES (4.4%)

REPURCHASE AGREEMENT (4.4%)
 State Street Bank, 4.00%, due 7/1/1996
   (Dated 6/28/96, collateralized by U.S. Treasury
   Bond, 9.25%, due 2/15/2016, value $467,656)         457,450         457,450
                                                                  ------------
TOTAL SHORT-TERM SECURITIES (Cost $457,450)                            457,450
                                                                  ------------
TOTAL INVESTMENTS (100.00%) (Cost $10,405,473)                    $ 10,329,106
                                                                  ============

* Security purchased on a delayed delivery basis. (Note 1)

OTHER INFORMATION:
 Purchases and sales of securities excluding short-term securities, for the year ended June 30, 1996, aggregated $29,279,979 and $24,403,861, respectively. Net unrealized depreciation for tax purposes aggregated $78,692, of which $97,623 related to depreciated investment securities and $18,931 related to appreciated investment securities. The aggregate cost of securities for tax purposes is $10,407,798.

See accompanying notes.

                  ARM Capital Advisors Money Market Portfolio
              (formerly Mitchell Hutchins Money Market Portfolio)

                      Statement of Assets and Liabilities

                                 June 30, 1996

ASSETS
Investment in securities, at amortized cost
  (Note 1)-See accompanying schedule                              $ 8,833,114
Interest and other receivables                                         58,404
                                                                  -----------
TOTAL ASSETS                                                        8,891,518

LIABILITIES
Cash overdraft                                                         14,149
Accounts payable and accrued expenses                                  21,522
                                                                  -----------
TOTAL LIABILITIES                                                      35,671
                                                                  -----------
NET ASSETS, for 8,855,847 shares outstanding                      $ 8,855,847
                                                                  ===========
NET ASSET VALUE, offering and redemption price per share          $      1.00
                                                                  ===========

See accompanying notes.

                  ARM Capital Advisors Money Market Portfolio
              (formerly Mitchell Hutchins Money Market Portfolio)

                            Statement of Operations


                           Year Ended June 30, 1996

INVESTMENT INCOME
      Interest                                                $ 504,693

EXPENSES (Note 2)
 Investment advisory and management fees                         54,685
 Custody and accounting fees                                     44,614
 Professional fees                                               15,859
 Directors' fees and expenses                                     6,000
 Regulatory fees                                                  1,850
 Other expenses                                                   3,934
                                                              ---------
   Total expenses before reimbursement                          126,942
   Less: expense reimbursement (Note 2)                         (29,263)
                                                              ---------
   Net expenses                                                  97,679
                                                              ---------
Net investment income                                           407,014
                                                              ---------
Net increase in net assets resulting from operations          $ 407,014
                                                              =========

See accompanying notes.

                  ARM Capital Advisors Money Market Portfolio
              (formerly Mitchell Hutchins Money Market Portfolio)

                      Statement of Changes in Net Assets

                                                         YEAR ENDED JUNE 30,
                                                         1996          1995
                                                    ----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                              $    407,014   $    267,641

Distributions to shareholders from:
 Net investment income                                  (407,014)      (267,641)

Capital share transactions:
 Proceeds from sales of shares                        18,569,332     11,346,439
 Proceeds from reinvested distributions                  407,014        267,641
 Cost of shares redeemed                             (16,873,594)   (10,313,402)
                                                    ---------------------------
  Net increase in net assets resulting from share
   transactions                                        2,102,752      1,300,678
                                                    ---------------------------

Total increase in net assets                           2,102,752      1,300,678

NET ASSETS
Beginning of period                                    6,753,095      5,452,417
                                                    ---------------------------

End of period                                       $  8,855,847   $  6,753,095
                                                    ===========================

OTHER INFORMATION
Shares:
 Sold                                                 18,569,332     11,346,439
 Issued through reinvestment of distributions            407,014        267,641
 Redeemed                                            (16,873,594)   (10,313,402)
                                                    ---------------------------
  Net increase                                         2,102,752      1,300,678
                                                    ===========================

See accompanying notes.

                  ARM Capital Advisors Money Market Portfolio
              (formerly Mitchell Hutchins Money Market Portfolio)

                             Financial Highlights

                                                                                        JANUARY 12, 1993
                                                                                         (COMMENCEMENT
                                                           YEAR ENDED JUNE 30,           OF OPERATIONS)
                                               ---------------------------------------- THROUGH JUNE 30,
                                                       1996         1995        1994         1993
                                               ---------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                 $   1.00     $   1.00    $   1.00       $  1.00
Income from investment operations:
  Net investment income                                  0.05         0.04        0.02          0.01
Less distributions:
  From net investment income                            (0.05)       (0.04)      (0.02)        (0.01)
                                               ---------------------------------------------------------
Net asset value, end of period                       $   1.00     $   1.00    $   1.00       $  1.00
                                               =========================================================
TOTAL RETURN (A)                                         4.55%        4.30%       2.04%         1.66%

RATIOS AND SUPPLEMENTAL DATA (B)
 Net Assets, end of period (in
  thousands)                                         $  8,856     $  6,753    $  5,452       $   754
 Ratio of expenses to average net
  assets                                                 1.12%        1.15%       1.29%         1.34%
 Ratio of net investment income to
  average net assets                                     4.67%        4.31%       2.19%         1.67%
 Ratio of expenses to average net
  assets before voluntary expense
  reimbursement (Note 2)                                 1.46%        1.27%       2.08%        22.41%
 Ratio of net investment income (loss)
  to average net assets before
  voluntary expense reimbursement
  (Note 2)                                               4.33%        4.20%       1.40%        (2.05%)

(A) Total returns for periods less than one year are not annualized.

(B) Data expressed as a percentage are annualized as appropriate.

ARM Capital Advisors, Inc. began managing the Portfolio directly without a sub-adviser effective April 1, 1996 (see note 2).

                  ARM Capital Advisors Money Market Porfolio
              (formerly Mitchell Hutchins Money Market Portfolio)

                            Schedule of Investments

                                 June 30, 1996

                                                                        PRINCIPAL
                                                                         AMOUNT                 VALUE
                                                                        --------------------------------
SHORT-TERM SECURITIES (100.0%)

CORPORATE BONDS (94.7%)

AUTO REPAIR, SERVICES, & PARKING (6.8%)
 Hertz Corporation, 5.36%, due 7/12/1996                                $ 400,000            $ 399,345
 PHH Corporation, 5.79%, due 9/16/1996*                                   200,000              199,980
                                                                                             ---------
                                                                                               599,325

DEPOSITORY INSTITUTIONS (7.7%)
 Bankers Trust New York Corporation, 5.3%, due 7/3/1996                   328,000              327,903
 Nationsbank Corporation, 4.75%, due 8/15/1996                            100,000               99,879
 Wachovia Bank & Trust Co., 5.8125%, due 1/3/1997*                        250,000              249,858
                                                                                             ---------
                                                                                               677,640

ELECTRIC, GAS, & SANITARY SERVICES (2.8%)
 WMX Technologies Inc., 5.37%, due 8/12/1996                              250,000              248,434

GENERAL MERCHANDISE STORES(5.0%)
 Sears Roebuck Acceptance Corporation, 5.38%,
  due 7/18/1996                                                           442,000              440,877

INSURANCE CARRIERS (4.5%)
 American General Finance Corporation, 5.42%, due 10/9/1996               405,000              398,903

NONDEPOSITORY INSTITUTIONS (66.3%)
 American Express Credit Corporation, 5.28%, due 7/2/1996                 404,000              403,941
 Associate Corporation, 5.29%, due 7/1/1996                               405,000              405,000
 Avco Financial Services Inc., 5.37%, due 8/12/1996                       404,000              401,466
 Beneficial Corporation, 5.31%, due 7/9/1996                              409,000              408,517
 Chevron Corporation, 5.25%, due 7/5/1996                                 415,000              414,758

                  ARM Capital Advisors Money Market Portfolio
              (formerly Mitchell Hutchins Money Market Portfolio)

                      Schedule of Investments (continued)

                                                         PRINCIPAL
                                                           AMOUNT      VALUE
                                                         ---------------------
CORPORATE BONDS (CONTINUED)

NONDEPOSITORY INSTITUTIONS (66.3%)(CONTINUED)
 CIT Group Holdings, 5.38, due 7/26/1996                 $  230,000  $  229,141
 CIT Group Holdings, 7.125%, due 11/15/1996                 200,000     201,138
 Ford Motor Credit Corporation, 5.37%, due 7/16/1996        425,000     424,049
 General Electric Capital Corporation, 5.37%, due
  7/17/1996                                                 432,000     430,969
 General Motors Acceptance Corporation, 5.32%, due
  7/15/1996                                                 200,000     199,586
 General Motors Acceptance Corporation, 5.34%, due
  7/15/1996                                                 205,000     204,574
 Household Finance Corporation, 5.31%, due 7/8/1996         410,000     409,577
 IBM Credit Corporation, 5.35%, due 7/11/1996               406,000     405,397
 John Deere Capital Corporation, 5.42%, due 10/11/1996      395,000     388,934
 Morgan Guaranty Trust Company, 5.25%, due 1/15/1997        200,000     200,097
 Norwest Bancorp, 7.875%, due 1/30/1997                     400,000     405,753
 Prudential Funding Corporation, 5.31%, due 7/10/1996       320,000     319,575
                                                                     ----------
                                                                      5,852,472

SECURITY & COMMODITY BROKERS (1.7%)
  Merrill Lynch and Company, Inc., 4.9%, due 10/28/1996     150,000     147,546
                                                                     ----------
TOTAL CORPORATE BONDS (Cost $8,365,197)                               8,365,197

                  ARM Capital Advisors Money Market Portfolio
              (formerly Mitchell Hutchins Money Market Portfolio)

                      Schedule of Investments (continued)


                                                                                    PRINCIPAL
                                                                                     AMOUNT               VALUE
                                                                                  -----------------------------
GOVERNMENT SECURITIES (5.3%)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (2.3%)
  Federal National Mortgage Assoc., 5.68%,
   due 10/7/1996                                                                    $ 200,000        $  200,075

U.S. GOVERNMENT OBLIGATIONS (3.0%)
 U.S. Treasury Bills, 4.88%, due 8/29/1996                                            270,000           267,842
                                                                                                      ---------

TOTAL GOVERNMENT SECURITIES (Cost $468,020)                                                             467,917
                                                                                                      ---------

TOTAL SHORT-TERM SECURITIES (100.0%) (Cost $8,833,114)                                               $8,833,114
                                                                                                     ==========

* Variable rate note or floating note; rate shown effective at 6/30/96.

See accompanying notes.

                     Morgan Stanley Asian Growth Portfolio

                      Statement of Assets and Liabilities

                                 June 30, 1996


ASSETS
Investment in securities, at value (cost $13,775,095)
  (Note 1)-See accompanying schedule                              $14,825,464
Cash                                                                   56,019
Receivable for investment securities sold                             138,030
Dividends, interest and other assets                                   71,647
                                                                  -----------
TOTAL ASSETS                                                       15,091,160

LIABILITIES
Payable for investment securities purchased                            96,750
Accounts payable and accrued expenses                                  42,315
                                                                  -----------
TOTAL LIABILITIES                                                     139,065
                                                                  -----------

NET ASSETS                                                        $14,952,095
                                                                  ===========

Net Assets consist of:
 Paid-in capital                                                  $13,979,950
 Accumulated undistributed net realized loss on investments and
  foreign currency transactions                                       (78,248)
 Net unrealized appreciation on investments and assets and
  liabilities in foreign currencies                                 1,050,393
                                                                  -----------

NET ASSETS, for 1,377,245 shares outstanding                      $14,952,095
                                                                  ===========

NET ASSET VALUE, offering and redemption price per share          $     10.86
                                                                  ===========

See accompanying notes.

                     Morgan Stanley Asian Growth Portfolio

                            Statement of Operations

                           Year Ended June 30, 1996

INVESTMENT INCOME
 Dividends (net of foreign taxes withheld of $16,511)           $197,211
 Interest                                                         36,008
                                                                --------
Total investment income                                          233,219

EXPENSES (Note 2)
 Investment advisory and management fees                         133,310
 Custody and accounting fees                                     115,178
 Professional fees                                                15,861
 Directors' fees and expenses                                      6,000
 Other expenses                                                    8,165
                                                                --------
  Total expenses before reimbursement                            278,514
  Less: expense reimbursement (Note 2)                           (28,405)
                                                                --------
  Net expenses                                                   250,109
                                                                --------
Net investment loss                                              (16,890)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY (Note 1)
Net realized loss on:
 Investment securities                                           (21,414)
 Foreign currency transactions                                    (7,184)
                                                                --------
  Net realized loss                                              (28,598)

Change in unrealized appreciation on:
 Investment securities                                           832,439
 Translation of assets and liabilities in foreign currencies        (325)
                                                                --------
  Change in unrealized appreciation                              832,114
                                                                --------
Net gain on investments and foreign currencies                   803,516
                                                                --------

Net increase in net assets resulting from operations            $786,626
                                                                ========

See accompanying notes.

                     Morgan Stanley Asian Growth Portfolio

                      Statement of Changes in Net Assets

                                                                YEAR ENDED JUNE 30,
                                                                1996           1995
                                                            --------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)                               $   (16,890)   $    72,537
 Net realized loss on investments and foreign
  currency transactions                                         (28,598)      (100,052)
 Change in net unrealized appreciation on
  investments and translation of assets and liabilities
  in foreign currency                                           832,114        218,279
                                                            --------------------------
 Net increase in net assets resulting from
  operations                                                    786,626        190,764

Distributions to shareholders from:
 Net investment income                                          (46,376)          (500)
 Net realized gain on investments                               (14,536)            --
                                                            --------------------------
  Total distributions                                           (60,912)          (500)

Capital share transactions:
 Proceeds from sales of shares                                5,146,338     12,547,902
 Proceeds from reinvested distributions                          60,912            500
 Cost of shares redeemed                                     (3,805,532)    (1,819,360)
                                                            --------------------------
  Net increase in net assets resulting from share
   transactions                                               1,401,718     10,729,042
                                                            --------------------------

Total increase in net assets                                  2,127,432     10,919,306

NET ASSETS
Beginning of period                                          12,824,663      1,905,357
                                                            --------------------------

End of period (including undistributed net
 investment income of $14,748 at June 30, 1995)             $14,952,095    $12,824,663
                                                            ==========================

OTHER INFORMATION
Shares:
 Sold                                                           482,863      1,262,727
 Issued through reinvestment of distributions                     6,543             49
 Redeemed                                                      (371,590)      (193,842)
                                                            --------------------------
  Net increase                                                  117,816      1,068,934
                                                            ==========================

See accompanying notes.

                     Morgan Stanley Asian Growth Portfolio

                             Financial Highlights



                                                                   JUNE 15, 1994
                                                                   (COMMENCEMENT
                                            YEAR ENDED JUNE 30,    OF OPERATIONS)
                                            -------------------   THROUGH JUNE 30,
                                              1996       1995           1994
                                            --------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period        $ 10.18    $ 10.00         $10.00
Income from investment operations:
 Net investment income (loss)                 (0.01)      0.01           0.00 (C)
 Net realized and unrealized gain on
  investments                                  0.74       0.17             --
                                            --------------------------------------
 Total from investment operations              0.73       0.18             --
Less distributions:
 From net investment income                   (0.04)     (0.00) (C)        --
 From net realized gain                       (0.01)        --             --
                                            --------------------------------------
Total distributions                           (0.05)        --             --
                                            --------------------------------------

Net asset value, end of period              $ 10.86    $ 10.18         $10.00
                                            ======================================

TOTAL RETURN (A)                               7.19%      1.80%          0.52%

RATIOS AND SUPPLEMENTAL DATA (B)
 Net assets, end of period (in thousands)   $14,952    $12,825         $1,905
 Ratio of expenses to average net assets       2.00%      1.92%          0.75%
 Ratio of net investment income to average
  net assets                                  (0.13%)     0.76%          0.59%
 Ratio of expenses to average net assets
  before voluntary expense
  reimbursement (Note 2)                       2.21%      1.92%          9.79%
 Ratio of net investment income to average
  net assets before voluntary expense
  reimbursement (Note 2)                      (0.34%)     0.76%         (8.44%)
Portfolio turnover rate                          51%        30%            --

(A) Total returns for periods less than one year are not annualized.
(B) Data expressed as a percentage are annualized as appropriate.
(C) Less than $0.01 per share.

                     Morgan Stanley Asian Growth Portfolio

                            Schedule of Investments

                                 June 30, 1996

                                                      NUMBER
                                                     OF SHARES           VALUE
                                                     -------------------------
COMMON STOCKS (91.9%)

CHINA (0.2%)
  Yizheng Chemical Fibre Company                       150,000       $  33,137

HONG KONG (27.0%)
  Asia Satellite Telecommunications Holdings, Ltd.       8,000          23,719
  Cheung Kong Holdings, Ltd.                            83,000         597,780
  China Light & Power Company, Ltd.                     23,000         104,293
  Citic Pacific, Ltd.                                   52,000         210,265
  CP Pokphand Company                                  119,000          47,273
  Guangdong Investments                                155,000          98,081
  Hang Seng Bank, Ltd.                                  26,800         270,053
  Harbin Power Equipment Company                        97,000          14,536
  Hong Kong Electric Holdings, Ltd.                     22,000          67,074
  Hong Kong Telecommunications, Ltd.                   217,000         389,668
  Hopewell Holdings                                     75,000          40,694
  HSBC Holdings Plc.                                    29,855         451,256
  Hutchison Whampoa, Ltd.                               82,000         515,896
  New World Infrastructure, Ltd.                        63,000         292,183
  Sun Hung Kai Properties                               36,000         363,921
  Swire Pacific, Ltd.                                   35,000         299,553
  Varitronix International, Ltd.                        35,000          73,023
  Wharf Holdings, Ltd.                                  35,000         125,247
                                                                    ----------
                                                                     3,984,515
INDIA (0.7%)
  Graism Industries                                      1,000          18,630
  Hindalco Industries, Ltd.                              1,000          37,875
  Mahindra & Mahindra, Ltd.                              4,000          47,000
                                                                    ----------
                                                                       103,505

                                      114

                     Morgan Stanley Asian Growth Portfolio


                                                          NUMBER
                                                        OF SHARES      VALUE
                                                     ------------------------
COMMON STOCKS (CONTINUED)

INDONESIA (8.4%)
  Binamtara Cita                                          26,500    $   33,317
  Private Astra International                             51,000        73,985
  Private Bank International Indonesia                    16,500        81,560
  Private Barito Pacific Timber                           35,000        22,942
  Private Gudang Garam                                    54,000       231,528
  Private Hanjaya Mandala Sampoerna                       13,000       148,077
  Private Indah Kiat Pulp & Paper Corporation            105,000       102,676
  Private Indocement                                      20,000        68,773
  Private Kalbe Farma                                     16,500        36,879
  Private Semen Gresik                                    11,000        32,033
  Private Sorini Corporation                              20,000       110,037
  Private Suba Indah                                      10,000         7,737
  Private Telekomunikasi Indonesia                       198,500       300,758
                                                                     ---------
                                                                    $1,250,302
MALAYSIA (21.5%)
  Ammb Holdings Berhad                                     6,000        84,202
  Edaran Otomobil Nasional                                17,000       162,911
  Genting Berhad                                          50,000       390,938
  Industrial Oxygen Incorporated Berhad                   50,000        69,366
  Konsortium Perkapalan Berhad                             3,000        24,791
  Leader Universal Holdings Berhad                        27,000        76,323
  Magnum Corporation Berhad                               22,000        37,225
  Malayan Banking Berhad                                  39,000       375,301
  Malaysian International Shipping Berhad                 50,000       155,373
  Petronas Gas Berhad                                     67,000       287,450
  Public Bank Berhad                                      26,000        71,933

                     Morgan Stanley Asian Growth Portfolio


                                                        NUMBER
                                                       OF SHARES      VALUE
                                                     ------------------------
COMMON STOCKS (CONTINUED)

MALAYSIA (21.5%) (CONTINUED)
  Renong Berhad*                                        109,000   $  173,945
  Renong Berhad Warrants                                 13,625        3,824
  Renong Berhad Rights*                                  21,800        9,877
  Resorts World Berhad                                   50,000      286,688
  Sime Darby Berhad                                      28,000       77,466
  TA Enterprise Berhad                                   48,000       75,060
  Telekom Malaysia Berhad                                43,000      382,759
  Tenaga Nasional Berhad                                 68,000      286,287
  United Engineers, Ltd.                                 22,000      152,606
                                                                  ----------
                                                                   3,184,325
PHILIPPINES (5.5%)
  Ayala Corporation                                      23,800       46,624
  Ayala Land, Inc.                                       29,000       52,043
  C&P Homes, Inc.                                        92,100       80,003
  DMCI Holdings, Inc.                                    63,300       45,318
  JG Summit Holdings                                    476,700      178,376
  Manila Electric Company                                11,500      120,752
  Petron Corporation                                    214,275       98,179
  Philippine Long Distance Telephone Company              2,200      131,042
  SM Prime Holdings, Ltd.                               242,160       62,875
                                                                  ----------
                                                                     815,212
 SINGAPORE (13.5%)
  City Developments, Ltd.                                 2,000       23,717
  Comfort Group, Ltd.                                    84,000       83,333
  CSA Holding, Ltd.                                      32,000       31,519


                    Morgan Stanley Asian Growth Portfolio


                                                NUMBER
                                               OF SHARES         VALUE
                                               -----------------------
  COMMON STOCKS (CONTINUED)

  SINGAPORE (13.5%) (CONTINUED)
    DBS Land,Ltd.                                  9,000    $   29,549
    Development Bank of Singapore                 19,000       236,961
    Fraser & Neave, Ltd.                           7,200        74,490
    Kay Hian James Capel Holdings, Ltd.           75,000        79,188
    Keppel Corporation, Ltd.                      27,000       225,765
    Overseas Chinese Banking                      23,000       268,920
    Overseas Chinese Banking Rights                2,300             -
    Sembawamg Corporation, Ltd.                   11,000        54,563
    Singapore Airlines, Ltd.                      14,000       147,817
    Singapore Press Holdings                       7,200       141,327
    Singapore Technologies                        52,000       137,812
    Straits Steamship Land                        28,000        93,651
    Straits Steamship Land Warrants               20,250        25,399
    Straits Trading Company                       20,000        52,438
    Sunright, Ltd.                                48,000        49,320
    United Overseas Bank                          26,000       248,724
                                                            ----------
                                                             2,004,493
SOUTH KOREA (0.2%)
  Samsung Electronics                                687        35,552

TAIWAN (0.7%)
  Want Want Holdings                              40,000       107,600

THAILAND (11.6%)
  Advanced Information Service                     3,200        57,843
  Bangkok Bank Company, Ltd.                      23,700       321,065

                    Morgan Stanley Asian Growth Portfolio


                                                NUMBER
                                               OF SHARES          VALUE
                                               ------------------------
COMMON STOCKS (CONTINUED)

THAILAND (11.6%) (CONTINUED)
 Finance One Company, Ltd.                        29,600    $   191,171
 National Finance & Securities Company, Ltd.      31,000        137,951
 Phantra Thanakit Company, Ltd.                   11,000         76,675
 Shinawatra Computer Company                       3,500         75,808
 Siam Cement Company                               1,020         50,050
 Siam Commercial Bank Company                     20,600        298,539
 Telecomasia Corporation*                         65,900        144,683
 Thai Farmers Bank                                27,300        298,878
 United Communication Industry                     5,200         69,625
                                                            -----------
                                                              1,722,288

UNITED STATES (2.6%)
 Guangshen Railway                                 1,000         19,125
 Korea Electric Power Corporation                  3,000         72,750
 Korea Mobil Telecom                               6,000         96,750
 Pohang Iron & Steel                               2,500         60,938
 Samsung Electronics America                       2,641        136,671
                                                            -----------
                                                                386,234

TOTAL COMMON STOCK (Cost $12,576,794)                       $13,627,163

                     Morgan Stanley Asian Growth Portfolio

                                                      PRINCIPAL
                                                       AMOUNT        VALUE
                                                      ------------------------
SHORT-TERM SECURITIES (8.1%)

REPURCHASE AGREEMENT (8.1%)
 State Street Bank, 4.00%, due 7/1/1996
  (Dated 6/28/96, collateralized by U.S. Treasury
  Bond, 9.25%, due 2/15/2016, value $1,223,594)       $1,198,301   $ 1,198,301
                                                                   -----------

TOTAL SHORT-TERM SECURITIES (Cost $1,198,301)                        1,198,301
                                                                   -----------

TOTAL INVESTMENTS (100.0%) (Cost $13,775,095)                      $14,825,464
                                                                   ===========

* Non-income producing

OTHER INFORMATION:
  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1996, aggregated $6,713,800 and $6,378,020, respectively. Net unrealized appreciation for tax purposes aggregated $1,050,393, of which $1,657,517 related to appreciated investment securities and $607,124 related to depreciated investment securities. The aggregate cost of securities is $13,775,094 for tax purposes.

                     Morgan Stanley Asian Growth Portfolio

As of June 30, 1996, the Portfolio had investments in the following industries. The allocation is based on the percentage of total Portfolio investments.

                                                                  PERCENT OF
                                                                    TOTAL
                                                                 INVESTMENTS
                                                                 -----------
  INDUSTRY
    Agricultural Services                                               0.5%
    Amusement & Recreation Services                                     4.8
    Chemicals & Allied Products                                         0.5
    Communications                                                      8.3
    Depository Institutions                                            21.7
    Electric, Gas, & Sanitary Services                                  5.1
    Electronic & Other Electric Equipment                               4.2
    Food & Kindred Products                                             1.6
    Forestry                                                            0.2
    Furniture & Homefurnishings Stores                                  0.2
    Government                                                          8.5
    Holding & Other Investment Offices                                 20.9
    Hotels & Other Lodging Places                                       0.8
    Industrial Machinery & Equipment                                    0.5
    Miscellaneous Manufacturing Industries                              0.5
    Nondepository Institutions                                          0.5
    Oil & Gas Extraction                                                1.9
    Paper & Allied Products                                             0.7
    Primary Metal Industries                                            0.8
    Printing & Publishing                                               1.0
    Railroad Transportation                                             0.1
    Real Estate                                                         4.6
    Securities & Commodity Brokers                                      0.9
    Stone, Clay, & Glass Products                                       1.0
    Tobacco Products                                                    2.6
    Transportation by Air                                               3.0
    Transportation Equipment                                            1.9
    Water Transportation                                                1.3
    Wholesale Trade - Durable Goods                                     1.4
                                                                 -----------
                                                                      100.0%
                                                                 ===========

See accompanying notes.

                Morgan Stanley Worldwide High Income Portfolio

                      Statement of Assets and Liabilities

                                 June 30, 1996

ASSETS
Investment in securities, at value (cost $5,557,146)
  (Note l)--See accompanying schedule                               $5,566,424
Cash                                                                       204
Receivable for investment securities sold                              186,006
Interest and other assets                                              112,138
                                                                    ----------
TOTAL ASSETS                                                         5,864,772

LIABILITIES
Payable for investment securities purchased                             52,237
Accounts payable and accrued expenses                                   23,067
                                                                    ----------
TOTAL LIABILITIES                                                       75,304
                                                                    ----------

NET ASSETS                                                          $5,789,468
                                                                    ==========

Net Assets consist of:
 Paid-in capital                                                    $5,112,018
 Undistributed net investment income                                   615,642
 Accumulated undistributed net realized gain on investments             52,530
 Net unrealized appreciation on investment securities                    9,278
                                                                    ----------

NET ASSETS, for 515,009 shares outstanding                          $5,789,468
                                                                    ==========

NET ASSET VALUE, offering and redemption price per share            $    11.24
                                                                    ==========

See accompanying notes.

                Morgan Stanley Worldwide High Income Portfolio

                            Statement of Operations

                           Year Ended June 30, 1996

INVESTMENT INCOME
  Dividends                                                        $    1,726
  Interest                                                            728,096
                                                                   ----------
    Total investment income                                           729,822

EXPENSES (Note 2)
  Investment advisory and management fees                              52,196
  Custody and accounting fees                                          43,207
  Professional fees                                                    15,861
  Directors' fees and expenses                                          6,000
  Regulatory fees                                                       1,135
  Other expenses                                                        7,893
                                                                   ----------
    Total expenses before reimbursement                               126,292
    Less: expense reimbursement (Note 2)                              (12,689)
                                                                   ----------
    Net expense                                                       113,603
                                                                   ----------
Net investment income                                                 616,219

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1)
  Net realized gain on investments                                    142,020
  Change in unrealized depreciation on investment securities          276,653
                                                                   ----------
Net gain on investments                                               418,673
                                                                   ----------

Net increase in net assets resulting from operations               $1,034,892
                                                                   ==========

See accompanying notes.

                Morgan Stanley Worldwide High Income Portfolio

                      Statement of Changes in Net Assets

                                                                  YEAR ENDED JUNE 30,
                                                                   1996         1995
                                                              -------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                       $   616,219   $   533,032
  Net realized gain (loss) on investments                         142,020       (83,442)
  Change in net unrealized depreciation                           276,653      (267,375)
                                                              -------------------------
    Net increase in net assets resulting from operations        1,034,892       182,215

Distributions to shareholders from:
  Net investment income                                          (532,957)         (300)
  Net realized gain on investments                                 (6,625)            -
                                                              -------------------------
    Total distributions                                          (539,582)         (300)

Capital share transactions:
  Proceeds from sales of shares                                 1,113,906     9,617,478
  Proceeds from reinvested distributions                          539,582           300
  Cost of shares redeemed                                      (2,601,227)   (4,245,280)
                                                              -------------------------
    Net increase (decrease) in net assets from share
     transactions                                                (947,739)    5,372,498
                                                              -------------------------
Total increase (decrease) in net assets                          (452,429)    5,554,413

NET ASSETS
Beginning of period                                             6,241,897       687,484
                                                              -------------------------
End of period (including undistributed net investment
 income of $615,642 and $532,957, respectively)               $ 5,789,468   $ 6,241,897
                                                              =========================

OTHER INFORMATION
Shares:
  Sold                                                            103,380       966,462
  Issued through reinvestment of distributions                     54,452            30
  Redeemed                                                       (242,988)     (435,053)
                                                              -------------------------
    Net increase (decrease)                                       (85,156)      531,439
                                                              =========================

See accompanying notes.

                Morgan Stanley Worldwide High Income Portfolio

                             Financial Highlights

                                                                                 JUNE 15, 1994
                                                                                 (COMMENCEMENT
                                                           YEAR ENDED JUNE 30,   OF OPERATIONS)
                                                          --------------------- THROUGH JUNE 30,
                                                           1996       1995             1994
                                                          -------------------------------------
 SELECTED PER-SHARE DATA
 Net asset value, beginning of period                     $10.40     $10.00           $10.00
 Income from investment operations:
   Net investment income                                    1.25       0.89             0.00(C)
   Net realized and unrealized gain
    (loss) on investments                                   0.54      (0.49)               -
                                                          -------------------------------------
   Total from investment operations                         1.79       0.40                -
 Less distributions:
   From net investment income                              (0.94)     (0.00)(C)            -
   From net realized gain on investments                   (0.01)         -                -
                                                          -------------------------------------
    Total distributions                                    (0.95)         -                -
                                                          -------------------------------------
Net asset value, end of period                            $11.24     $10.40           $10.00
                                                          =====================================
TOTAL RETURN(A)                                            18.41%      4.00%            0.79%

RATIOS AND SUPPLEMENTAL DATA(B)
   Net assets, end of period (in
    thousands)                                            $5,789     $6,242            $ 687
   Ratio of expenses to average net
    assets                                                  1.85%      1.61%            0.85%
   Ratio of net investment income to
    average net assets                                     10.04%      9.28%            0.80%
   Ratio of expenses to average net
    assets before voluntary expense
    reimbursement (Note 2)                                  2.06%      1.61%           24.78%
   Ratio of net investment income to
    average net assets before voluntary
    expense reimbursement (Note 2)                          9.83%      9.28%          (23.13%)
   Portfolio turnover rate                                   122%       142%               -

(A) Total returns for periods less than one year are not annualized.

(B) Data expressed as a percentage are annualized as appropriate.

(C) Less than $0.01 per share.

                Morgan Stanley Worldwide High Income Portfolio

                            Schedule of Investments

                                 June 30, 1996



                                                               PRINCIPAL
                                                                AMOUNT           VALUE
                                                               --------------------------
CORPORATE BONDS (89.8%)

ARGENTINA (4.9%)
 Banco De Galicia, 9.00%, due 11/1/2003                         $300,000        $270,000

BRAZIL (8.5%)
 Iochpe-Maxion S.A., 12.375%, due ll/8/2002(a)                   500,000         472,500

MEXICO (5.2%)
 Cemex SA de C.V., 9.50%, due 9/20/2001                          300,000         289,875

UNITED STATES (71.2%)
 Algoma Steel Inc.                                               130,000         126,100
 Aircraft Lease Portfolio Securitization, 12.75%,
  due 6/15/2006(a)                                                50,000          49,875
 Asia Pulp and Paper International Finance, Ltd., 11.75%,
  due 10/1/2005                                                   55,000          56,375
 Big V Supermarkets, 11.00%, due 2/15/2004                        20,000          18,675
 Cablevision Systems, 9.875%, due 5/15/2006                       45,000          43,425
 Collins & Aikman, 11.50%, due 4/15/2006                          20,000          20,250
 Comcast Cellular, 0.0%, due 3/5/2000(b)                          40,000          27,400
 Comcast Corporation, 9.375%, due 5/15/2005                       30,000          28,875
 Contintental Cablevision, 9.50%, due 8/1/2013                    45,000          48,600
 Courtyard by Marriott, 10.75%, due 2/1/2008                      50,000          49,000
 Crown Paper Company, 11.00%, due 9/1/2005                        55,000          52,388
 DR Structured Finance (Kmart), 7.60%, due 8/15/2007              92,205          78,520
 Echostar Satellite Broadcasting, 13.125%, due 3/15/2004(a)      100,000          61,750
 Exide Corporation, 2.90%, due 12/15/2005                          5,000           2,725
 G-1 Holdings, 0.0%, due 10/1/1998(b)                             30,000          24,075
 Gaylord Container, 11.50%, due 5/15/2001                         15,000          15,338
 Gaylord Container, 12.75%, due 5/15/2005(c)                      15,000          15,806

                Morgan Stanley Worldwide High Income Portfolio


                                                               PRINCIPAL
                                                                AMOUNT           VALUE
                                                               -------------------------
CORPORATE BONDS (CONTINUED)

UNITED STATES (71.2%)(CONTINUED)
 Grand Casinos, Inc., 10.125%, due 12/1/2003                   $ 10,000        $ 10,250
 HMC Acquisition Properties, 9.00%, due 12/15/2007               35,000          31,850
 Home Holdings, 8.625%, due 12/15/2003                           35,000          21,264
 Homeside Inc., 11.25%, due 5/15/2003(a)                         15,000          15,450
 Host Marriott Travel Plaza, 9.50%, due 5/15/2005                50,000          47,750
 Industrias Metallurgicas Pescarmona S.A., 11.75%,
  due 3/27/1998(a)                                              250,000         253,125
 Iochpe-Maxion S.A., 12.375%, due 11/8/2002(a)                  250,000         236,250
 La Quinta Inns Inc., 9.25%, due 5/15/2003                       25,000          25,438
 Lenfest Communications, 10.50%, due 6/15/2006(a)                90,000          82,125
 Lenfest Communications, 8.375%, due 11/1/2005                   10,000          10,115
 Marcus Cable Company, 14.25%, due 12/15/2005(c)                 85,000          52,275
 MDC Holdings, 11.125%, due 12/15/2003                           15,000          14,325
 MFS Communications Company Inc., 8.875%,
  due 1/15/2006(c)                                              115,000          69,575
 Midland Cogeneration Venture, 10.33%, due 7/23/2002              7,715           8,130
 Midland Cogeneration Venture, 10.33%, due 7/23/2002             12,461          13,131
 Midland Funding II, 11.75%, due 7/23/2005                       15,000          15,669
 Nextel Communications, 9.75%, due 8/15/2004(c)                 175,000         102,813
 Norcal Waste System, 12.75%, due 11/15/2005 (a)                 35,000          36,400
 Nuevo Energy Company, 9.50%, due 4/15/2006                      35,000          34,475
 Occidente Y Caribe Cel, 0.0%, due 3/15/2004(a),(b)              75,000          38,250
 Owens-Illinois Inc., 11.00%, due 12/1/2003                      30,000          32,250
 Philippine Long Distance Telephone, 9.25%, due 6/30/2006        15,000          15,174
 Reliance Group Holdings, 9.00%, due 11/15/2000                  55,000          54,450
 Revlon Worldwide, 0.0%, due 3/15/1998(b)                        55,000          45,719
 RJR Nabisco Inc., 8.75%, due 8/15/2005                          20,000          19,790

                Morgan Stanley Worldwide High Income Portfolio


                                                           PRINCIPAL
                                                            AMOUNT        VALUE
                                                        ------------------------
 CORPORATE BONDS (CONTINUED)

 UNITED STATES (71.2%)(CONTINUED)
   Rogers Cablesystems, 10.00%, due 3/15/2005             $   50,000  $   49,250
   Ministry Finance Russia, 3.00%, due 5/14/2003(a)        2,620,000   1,120,047
   SD Warren Company, 12.00%, due 12/15/2004                  45,000      47,475
   Six Flags Theme Parks, 12.25%, due 6/15/2005(c)           150,000     127,875
   Smiths Food & Drug Centers, 11.25%, due 5/15/2007          40,000      40,300
   Southland Corporation, 5.00%, due 12/15/2003               45,000      35,100
   Stone Container, 10.75%, due 10/1/2002                    100,000     101,000
   TCI Communications Inc., 7.875%, due 2/15/2026             70,000      61,652
   Telewest Plc., 0.0%, due 10/1/2007(c)                      60,000      35,400
   Time Warner Inc., 10.25%, due 7/1/2006(a)                      70      67,690
   TLC Beatrice International Holdings, 11.50%, due
    10/1/2005                                                 30,000      30,300
   Trump Atlantic City, 11.25%, due 5/1/2006                  30,000      30,150
   Unisys Corporation, 12.00%, due 4/15/2003(a)               70,000      71,575
   Viacom International, 8.00%, due 7/7/2006                  75,000      68,625
   Westpoint Stevens, 9.375%, due 12/15/2005                  75,000      72,375
                                                                      ----------
                                                                       3,964,034

TOTAL CORPORATE BONDS (Cost $4,987,131)                                4,996,409

                                      127

                Morgan Stanley Worldwide High Income Portfolio

                                                     PRINCIPAL
                                                      AMOUNT      VALUE
                                                    -----------------------
SHORT-TERM SECURITIES (10.2%)

REPURCHASE AGREEMENT (10.2%)
 State Street Bank, 4.00%, due 7/1/1996
 (Dated 6/28/96, collateralized by U.S. Treasury
 Bond, 9.25%, due 2/15/2016, value $582,969)         $570,015   $  570,015
                                                                ----------
 TOTAL SHORT-TERM SECURITIES (Cost $570,015)                       570,015
                                                                ----------
 TOTAL INVESTMENTS (100.0%) (Cost $5,557,146)                   $5,566,424
                                                                ==========

OTHER INFORMATION:
 Purchases and sales of securities excluding short-term securities, for the year ended June 30, 1996, aggregated $6,713,800 and $8,634,617, respectively. Net unrealized appreciation for tax purposes aggregated $5,477, of which $65,841 related to appreciated investment securities and $60,364 related to depreciated investment securities. The aggregate cost of securities is $5,560,947 for tax purposes.

            Morgan Stanley Worldwide High Income Portfolio

As of June 30,1996, the Portfolio had investments in the following industries. The allocation is based on the percentage of total Portfolio investments.

                                                         PERCENT OF
                                                           TOTAL
                                                        INVESTMENTS
                                                        -----------
INDUSTRY
  Agricultural Production - Crops                           0.4%
  Amusement & Recreation Services                           2.5%
  Apparel & Other Textile Products                          1.3%
  Business Services                                         1.3%
  Chemicals & Allied Products                               0.8%
  Communications                                           10.8%
  Depository Institutions                                   4.9%
  Electric, Gas, & Sanitary Services                        1.3%
  Electronic & Other Electric Equipment                     1.1%
  Finance, Taxation & Monetary Policy                      20.5%
  Food Stores                                               1.4%
  General Building Contractors                              0.3%
  Government                                               10.2%
  Holding & Other Investment Offices                        2.2%
  Hotels & Other Lodging Places                             2.2%
  Industrial Machinery & Equipment                         12.7%
  Insurance Carriers                                        0.4%
  Motion Pictures                                           1.2%
  Nondepository Institutions                                4.0%
  Oil & Gas Extraction                                      0.6%
  Paper & Allied Products                                   2.7%
  Primary Metal Industries                                  2.3%
  Printing & Publishing                                     1.2%
  Stone, Clay, & Glass Products                             5.8%
  Textile Mill Products                                     0.4%
  Wholesale Trade - Durable Goods                           6.0%
  Wholesale Trade - Nondurable Goods                        1.5%
                                                          -----
                                                          100.0%
                                                          =====

                Morgan Stanley Worldwide High Income Portfolio

(a) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Deferred interest obligation; currently zero coupon under terms of initial offering.

(c) Variable rate note or floating note; rate shown effective at 6/30/96.

See accompanying notes.

                            The Legends Fund, Inc.

                         Notes to Financial Statements

                                 June 30, 1996

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed as a Maryland corporation on July 22, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has ten investment portfolios (the "Portfolios"): Renaissance Balanced, Zweig Asset Allocation, Nicholas-Applegate Balanced, Harris Bretall Sullivan & Smith Equity Growth, Dreman Value, Zweig Equity (Small Cap), Pinnacle Fixed Income (formerly known as Mitchell Hutchins Fixed Income), ARM Capital Advisors Money Market (formerly known as Mitchell Hutchins Money Market), Morgan Stanley Asian Growth, and Morgan Stanley Worldwide High Income. SBM Financial Services, Inc. ("SBM Financial Services"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes shares of the Fund to the variable annuity separate accounts of Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"). ARM Capital Advisors, Inc. ("ARM Capital Advisors") a SEC-registered investment adviser, provides management services to the Fund pursuant to a Management Agreement (the "Management Agreement") effective February 1, 1996. Integrity previously served in this capacity for the Fund.

ARM Financial Group, Inc. ("ARM") is the ultimate parent of ARM Capital Advisors, Integrity, National Integrity, and SBM Financial Services. ARM specializes in the asset accumulation business, providing retail and institutional customers with products designed to serve the growing retirement and long-term savings markets as well as providing other asset management services. At June 30, 1996, ARM had approximately $6.6 billion of assets under management.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

                            The Legends Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, it there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

Short-term debt securities with remaining maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with remaining maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. For the ARM Capital Advisors Money Market Portfolio ("Money Market Portfolio"), portfolio securities are valued using the amortized cost method of valuation. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon and option contracts traded on a commodities exchange or board of trade are valued at the closing settlement price. Futures and option positions or any other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of trade date net of brokerage fees, commissions, and transfer fees. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities purchased are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the portfolios except Zweig Asset Allocation Portfolio, which uses the first-in-first-out method.

Securities purchased on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are included in the portfolio and are subject to market value fluctuations during the period. At June 30,

                            The Legends Fund, Inc.

1996, the Pinnacle Fixed Income Portfolio had segregated specific assets to be utilized to settle its outstanding commitments related to securities purchased on a delayed-delivery basis.

FEDERAL INCOME TAX MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income and net realized gains. Therefore, no provision for federal or state income tax is required.

At June 30, 1996, the Pinnacle Fixed Income Portfolio and the Morgan Stanley Asian Growth Portfolio have accumulated net realized capital loss carryovers of $96,149 (expiring in 2003 and 2004) and $78,248 (expiring in 2004), respectively.

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually, except that the Money Market Portfolio declares dividends from net investment income each business day and distributes them monthly. Dividends and distributions are recorded on the ex-dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, futures transactions, passive foreign investment companies, capital losses, and losses deferred due to wash sales.

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the

                            The Legends Fund, Inc.

contract at the time it was opened and the value at the time it was closed. The face amount of the futures contracts shown in the Schedule of Investments reflects each contract's value at June 30, 1996.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The Portfolios bear the market risk which arises from any changes in contract values.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon current exchange rates at year end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing rate on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain or loss on investments in the Statement of Operations.

The Morgan Stanley Asian Growth, the Morgan Stanley Worldwide High Income, and the Pinnacle Fixed Income Portfolios may engage in forward foreign currency exchange transactions in connection with the purchase and sale of portfolio securities, and to protect the value of specific portfolio positions. Forward foreign currency exchange contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contracts' terms.

Morgan Stanley Asian Growth Portfolio has open forward foreign exchange contracts at June 30, 1996 to hedge against changes in the foreign currency exchange rates between the trade and settlement dates.

                            The Legends Fund, Inc.

The Morgan Stanley Asian Growth and Morgan Stanley Worldwide High Income Portfolios have relatively large investments in countries with limited or developing capital markets that may involve greater risk than investments in more developed markets and as a result the prices of such investments may be volatile. The consequences of political, social, or economic changes in these markets may have disruptive effects on the market prices of the Portfolios' investments and the income they generate.

OTHER

Organization costs of $11,416 incurred during 1994 were deferred and are being amortized over five years by both the Morgan Stanley Asian Growth and Morgan Stanley Worldwide High Income Portfolios.

On August 25, 1994, Integrity purchased for its own account approximately 450,000 shares of the Morgan Stanley Worldwide High Income Portfolio, at the net asset value on such date, for an aggregate purchase price of $4.5 million. As of June 30, 1996, approximately 73,000 shares, having a fair value of $800,000 and constituting 14.1% of the outstanding shares of the Portfolio, were held by Integrity for its own account.

On April 2, 1996, Integrity purchased for its own account approximately 479,000 shares of the Pinnacle Fixed Income Portfolio, at the net asset value on such date, for an aggregate purchase price of $5.1 million. As of June 30, 1996, approximately 478,000 shares, having a fair value of approximately $5.1 million and constituting 50.8% of the outstanding shares of the Portfolio were held by Integrity for its own account.

2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. ARM Capital Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers. On February 16, 1996, the Board of Directors of the Fund voted to terminate the sub-advisory agreements with Mitchell Hutchins Asset Management, Inc., the Sub-Adviser to the Mitchell Hutchins Fixed Income Portfolio and the Mitchell Hutchins Money Market Portfolio, respectively. The two sub-advisory agreements were terminated effective March 31, 1996. ARM Capital Advisors entered into a sub-advisory contract with J.P. Morgan Investment Management, Inc. to serve as Sub-Adviser to the Pinnacle Fixed Income Portfolio ("Fixed Income Portfolio") (formerly known as Mitchell Hutchins Fixed

                            The Legends Fund, Inc.
                   Notes to Financial Statements (continued)

2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES (CONTINUED)

Income Portfolio) effective April 1, 1996. The Board of Directors also voted to reduce the annual advisory fees relating to the Fixed Income Portfolio from .90% to .70% of average net assets, effective as of April 1, 1996. ARM Capital Advisors will compensate the Sub-Adviser of the Fixed Income Portfolio at the annual rate of .50% of average net assets of the Portfolio. As of April 1, 1996, ARM Capital Advisors became the sole investment manager of the Money Market Portfolio (formerly known as the Mitchell Hutchins Money Market Portfolio). The Board of Directors also voted to reduce the annual advisory fee relating to the Money Market Portfolio from .65% to .50% of average net assets, effective as of April 1, 1996.

Following a change of control at Dreman Value Management, L.P., ("DVM, L.P.") the sub-advisory agreement between the Fund's manager and DVM, L.P. automatically terminated. Dreman Value Advisors, Inc., as successor to DVM, L.P., agreed with the Fund's manager to continue to provide sub-advisory services to the Portfolio on an interim basis without compensation until such time as a sub-advisory agreement was approved by the Portfolio's shareholders. Sub-advisory fees, therefore, were not paid or accrued from September 1, 1995 through November 6, 1995 for the Dreman Value Portfolio.

Listed below are management and sub-advisory fees payable as a percentage of average net assets.

                                                    MANAGEMENT      SUB-ADVISORY
     PORTFOLIO                                          FEE              FEE
     ---------------------------------------------------------------------------

     Renaissance Balanced                             0.65%            0.50%
     Zweig Asset Allocation                           0.90             0.75
     Nicholas-Applegate Balanced                      0.65             0.50
     Harris Bretall Sullivan & Smith Equity Growth    0.65             0.50
     Dreman Value                                     0.65             0.50
     Zweig Equity (Small Cap)                         1.05             0.90
     Pinnacle Fixed Income                            0.70             0.50
     ARM Capital Advisors Money Market                0.50               --
     Morgan Stanley Asian Growth                      1.00             0.85
     Morgan Stanley Worldwide High Income             0.85             0.70

                            The Legends Fund, Inc.

2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES (CONTINUED)

Under the Management Agreement, ARM Capital Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. ARM Capital Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.5% of average net assets, with the exception of the two Morgan Stanley Portfolios, for which the annual voluntary expense limitation (excluding management fees) is 1.0% of average net assets. ARM Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

The Renaissance Balanced, Zweig Asset Allocation, Nicholas-Applegate Balanced, Harris Bretall Sullivan & Smith Equity Growth, Dreman Value, Morgan Stanley Asian Growth and Zweig Equity (Small Cap) Portfolios placed a portion of their transactions with brokerage firms which may be considered affiliates of the Fund under the Investment Company Act of 1940. The commissions paid to these firms were approximately $104,000 in the aggregate during the fiscal year ended June 30, 1996.

Certain officers and directors of the Fund are also officers of ARM, SBM Financial Services, ARM Capital Advisors, Integrity and National Integrity. The Fund does not pay any amounts to compensate these individuals.

3. CAPITAL SHARES

At June 30, 1996, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At such date, the Board of Directors had authorized ten classes of shares, as follows: 55,000,000 shares each for the Renaissance Balanced, Zweig Asset Allocation, Nicholas-Applegate Balanced, Harris Bretall Sullivan & Smith Equity Growth, Dreman Value, Zweig Equity (Small
Cap), Pinnacle Fixed Income, Morgan Stanley Asian Growth, and Morgan Stanley Worldwide High Income Portfolios and 100,000,000 shares for the Money Market Portfolio.

At June 30, 1996, Integrity, through its Separate Account II, and National Integrity, through its Separate Account II, were the record owners of all the outstanding shares of the Fund.

                            The Legends Fund, Inc.

                             Portfolio Performance

                                 June 30, 1996


                        RENAISSANCE BALANCED PORTFOLIO

             Comparison of change in value of $10,000 investment in
       Renaissance Balanced Portfolio, the S&P 500, and a composite index consisting of 60% of the S&P 500, 30% of Lehman Brothers
     Government/Corporate Bond Index, and 10% of 90-day Treasury Bill Yield

                             [GRAPH APPEARS HERE]


                                        60% S&P 500
                                        30% Lehman
              Renaissance Balanced      10% 90-Day Treasury         S&P
  Date             Portfolio                Bill Yield              500
--------      --------------------      -------------------       -------
12/14/92            $10,000                   $10,000             $10,000
  Dec 92            $ 9,930                   $10,085             $10,088
  Jun 93            $10,420                   $10,629             $10,579
  Dec 93            $10,985                   $11,058             $11,102
  Jun 94            $10,501                   $10,709             $10,727
  Dec 94            $10,604                   $11,076             $11,248
  Jun 95            $11,941                   $12,832             $13,519
  Dec 95            $13,135                   $14,230             $15,471
  Jun 96            $13,454                   $15,036             $17,032

 .    Average annual total return since inception:  8.72%.
 .    Total return for the fiscal year ended June 30, 1996:  12.68%.
 .    Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
 .    Portfolio commenced operations on December 14, 1992.  Index performances for the month of December 1992 have been prorated to conform to the commencement date of the Portfolio (except for the S&P 500).
 .    Past performance is not predictive of future performance.

Stocks moved higher during the second quarter, as the S&P 500 posted all-time highs during May 1996. Inflows into stock mutual funds totaled $122 billion in the first five months of 1996 (compared to $128 billion during all of 1995) and helped push stocks to all-time highs.

                             The Legends Fund,Inc.

                                 June 30, 1996

                  RENAISSANCE BALANCED PORTFOLIO (CONTINUED)


Bond yields moved higher as well, with long-term Treasury yields rising above 7%, their highest level since August 1995. The bond market fears excessive economic growth, since it raises the possibility of the Federal Reserve acting to raise interest rates. News of strong retail and auto sales helped to send bond yields higher. By contrast, inflation remained contained, with the core rate of inflation (the Consumer Price Index, less food and energy components) rising at only a 2.67% rate through the end of May 1996. Real bond yields (bond yields minus inflation) now stand at unusually high levels.


Funds were shifted out of the stock market in the Portfolio during May 1996 as a result of the strength in stock prices and increases in interest rates. Capturing these gains was prudent since stocks historically struggled during periods of rising interest rates, and the rise in bond yields this year has increased the level of competition for the stock market. In contrast, bond yields now look very attractive, and the Portfolio acted to increase the bond allocation to 40% during the second quarter of the calendar year, focusing on Treasury issues with about 10 years to maturity.

From a relative standpoint, bonds appear equally attractive in price relative to stocks. With today's 10-year Treasury note yield of 6.71% and an S&P 500 dividend yield of 2.20%, the ratio of 10-year Treasury note yields to the S&P 500 now stands at 3.05%, its highest level since 1987. Historically, this yield ratio has been a reasonably good predictor of subsequent relative performance between stocks and bonds. As the ratio rises, the likelihood of bonds outperforming stocks rises as well. At today's levels, the ratio suggests a good investment opportunity in bonds.

The Portfolio is now allocated approximately 40/40/20 among stocks, bonds and cash equivalents. Stock positions remain focused on issues selling at attractive valuations with strong prospects for increased earnings. The Treasury note positions are poised to capture the benefit of any future rate declines while still providing an attractive level of yield "compensation." The defensive cash allocation will be used to capture the benefits of any possible stock or bond market decline.

                            The Legends Fund, Inc.

                                 June 30, 1996

                        ZWEIG ASSET ALLOCATION PORTFOLIO

             Comparison of change in value of $10,000 investment in
                Zweig Asset Allocation Portfolio and the S&P 500

                             [GRAPH APPEARS HERE]

Date      Zweig Asset Allocation Portfolio           S&P 500
----      --------------------------------           -------
12/14/92               $10,000                       $10,000
  Dec 92               $10,000                       $10,088
  Jun 93               $10,810                       $10,579
  Dec 93               $11,495                       $11,102
  Jun 94               $11,485                       $10,727
  Dec 94               $11,536                       $11,248
  Jun 95               $13,164                       $13,519
  Dec 95               $14,009                       $15,471
  Jun 96               $14,620                       $17,032

 .  Average annual total return since inception:  11.31%.
 .  Total return for the fiscal year ended June 30, 1996:  11.06%.
 .  Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
 .  Portfolio commenced operations on December 14, 1992.
 .  Past performance is not predictive of future performance.

                            The Legends Fund, Inc.

                                 June 30, 1996


                  ZWEIG ASSET ALLOCATION PORTFOLIO (CONTINUED)


For the twelve months ended June 30, 1996, the Portfolio returned 11.06%, versus 25.98% for the S&P 500.

Our research has deteriorated to a low-neutral reading as our models have indicated rising risk. Due to the strengthening U.S. economy and the increased threat of inflation, bonds have not been performing well. This usually affects the stock market adversely. Investor sentiment is poor as public optimism continues to rise. There are signs of excessive speculation in everything from the number of investment clubs to the low percentage of cash held by most mutual funds. Market momentum indicators have turned negative as well.

Due to a stock market that favored high-flying stocks, the Portfolio's results lagged the benchmarks. Our stock selection process, which pays equal homage to growth and value factors, would not allow us to buy what our model considered to be risky stocks, yet these stocks have led the market so far this year. Though not necessarily predictive, this is often the case during the latter stages of a bull market.

The outperformance by the less stable segments of the market is illustrated by the performance of the retail sector (excluding grocery stores) of the S&P 500. This sector gained 30% during the first half of 1996. The average price/earnings ratio of these stocks is 29, while their average earnings growth rate is only 4.1%. In other words, one of the strongest performing sectors in the market cost an average 17% more than the S&P 500, yet grew less than half as much. Simply put, people are paying a lot for these stocks, given the stocks' earnings trends.

It is instructive of the portfolio style to note the structure of the Portfolio today compared with a year ago, and how it got from there to here. Though the Portfolio's actual market exposure is not much different now than a year ago, how it got to the respective mid-year points could not be more different. A year ago, bonds were rallying and the supply of stock was rapidly shrinking. We systematically increased the Portfolio's market exposure through the first half of 1995. This year, however, we have been steadily reducing its market exposure.

The character of the Portfolio's equity exposure is also quite different from a year ago. At June 30, 1995, we heavily favored technology stocks. At June 30, 1996, technology holdings are well below

                            The Legends Fund, Inc.

                                 June 30, 1996


                 ZWEIG ASSET ALLOCATION PORTFOLIO (CONTINUED)


the market's weighting. We have also increased investment in defensive industry groups, such as utilities, a sector which made up less than 5% of the Portfolio a year ago.

The point of all this is the Portfolio's flexibility. It is evident in both our asset allocation and our stock selection. Personal comfort is not an issue in determining the asset mix or industry exposure. This is one of the benefits of a quantitative style. If our indicators warn that risk levels are rising, we will cut back. If our stock selection model signals that utility stocks have the best combination of growth and value characteristics, we will invest there.


                     NICHOLAS-APPLEGATE BALANCED PORTFOLIO

   Comparison of change in value of $10,000 investment in Nicholas-Applegate
     Balanced Portfolio, the S&P 500, and a composite index consisting of 60% of the S&P 500 and 40% of Lehman Brothers Intermediate Treasury Bond Index.

                             [GRAPH APPEARS HERE]


                                        60% S&P 500
                Nicholas-Applegate      40% Lehman Intermediate
Date            Balanced Portfolio      Treasury Bond Index          S&P 500
----            ------------------      -----------------------     ---------
12/3/92               $10,000                   $10,000              $10,000
 Dec 92               $10,300                   $10,143              $10,088
 Jun 93               $11,500                   $10,676              $10,579
 Dec 93               $11,772                   $11,089              $11,102
 Jun 94               $11,301                   $10,723              $10,727
 Dec 94               $11,738                   $11,063              $11,248
 Jun 95               $13,326                   $12,795              $13,519
 Dec 95               $14,087                   $14,151              $15,471
 Jun 96               $15,129                   $14,997              $17,032

                            The Legends Fund, Inc.

                                 June 30, 1996


               NICHOLAS-APPLEGATE BALANCED PORTFOLIO (CONTINUED)


 .    Average annual total return since inception:  12.28%.
 .    Total return for the fiscal year ended June 30, 1996:  13.53%.
 .    Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
 .    Portfolio commenced operations on December 14, 1992.
 .    Past performance is not predictive of future performance.

Several forces which helped move stocks higher include stronger than expected economic growth, strong cash flows into equity mutual funds and an overall positive environment for corporate earnings and profit growth. Investors this year have focused their attention on solid earnings growth. This was evident as growth companies outperformed value companies. The Russell 1000 Growth Index returned 6.4% and 12.1% for the quarter ended and six months ended June 30, 1996, respectively. This compared to value stocks, as evidenced by the Russell 1000 Value Index, which returned 1.8% and 7.8% for the same time periods, respectively. This compares favorably to the broad equity market as illustrated by the S&P 500 which returned 4.5% for the quarter ended June 30, 1996 and 10.2% for the first six months of 1996. Some of the top performing sectors during the quarter included retail, based on continued strong sales; utilities, which had a strong June as the broad market weakened; and consumer non-durables. Technology stocks also did well despite a difficult June, especially among software and technology services-related companies. Some of the bottom performing sectors included consumer durables and raw materials, both affected by rising interest rates and inflation uncertainty.

For bond investors, the year has been much more difficult. 1996 began with positive expectations--a slow growth economy, declining interest rates and little inflation worry. Several developments, however, weakened these expectations as well as bond market confidence. First, the failure of Congress and the Clinton administration to reach an agreement on a seven year plan which would have culminated in a balanced federal budget. Second, accelerating economic growth, reflected in surprising employment gains began in February and continued into April and May. Finally, due to bad winter weather, oil and natural gas prices soared resulting in increased inflation fears. With this backdrop, the 30-year U.S. government bond, which began the year yielding 5.9%, rose to over 7% during March and April and closed June below that level. Lehman Brothers Government/Corporate Index returned 0.5% during the second quarter ended June 30, 1996 and -1.9% over the first six months of 1996. At the beginning of May 1996, within our balanced portfolios, we shortened the average duration of the U.S. Government Securities from 5.72 years to 4.91 years.

                            The Legends Fund, Inc.

                                 June 30, 1996


               NICHOLAS-APPLEGATE BALANCED PORTFOLIO (CONTINUED)

At Nicholas-Applegate, we build portfolios one growth stock at a time. Our philosophy focuses on identifying dynamic growth companies managing change and growing their earnings and businesses today, not just the typical growers of the past. Our disciplined approach systematically evaluates 4,000 domestic companies based upon their earnings growth, sustainability of earnings growth and strong relative price strength in order to identify the most attractive growth stocks. As a result, at the end of June 1996, we continued to have a significant technology weighting across all of our portfolios. We have sold, however, several semi-conductor companies and purchased several software issues based upon their strong earnings growth. Other areas where we continue to find good growth opportunities are healthcare services and consumer services. Consistent with our strategy, the Nicholas-Applegate Balanced Portfolio remained invested approximately 60% in growth stocks, 37% U.S. Governments and the remainder in cash.

As the equity market has continued to advance for the past seven quarters, headlines are once again asking, "Have stock prices peaked?" For Americans today, we believe the true risk is not the loss of principal but the loss of purchasing power. "How will I send my child to college? Will I have enough money to retire?" Stocks have historically been a powerful tool to increase purchasing power over time. In the short term, we believe it is anyone's guess as to how stock prices might perform. However, for the long-term investor concerned about building wealth for the future, we are committed to identifying the most dynamic growth companies we believe will help you achieve investment success.

                            The Legends Fund, Inc.

                                 June 30, 1996


            HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

             Comparison of change in value of $10,000 investment in Harris Bretall Sullivan & Smith Equity Growth Portfolio and the S&P 500


                             [GRAPH APPEARS HERE]


                 HARRIS BRETALL SULLIVAN &
DATE           SMITH EQUITY GROWTH PORTFOLIO             S&P 500
----           -----------------------------             -------
12/14/92                 $10,000                         $10,000
  Dec 92                 $10,050                         $10,088
  Jun 93                 $ 9,710                         $10,579
  Dec 93                 $10,050                         $11,102
  Jun 94                 $ 9,360                         $10,727
  Dec 94                 $10,460                         $11,248
  Jun 95                 $12,850                         $13,519
  Dec 95                 $13,771                         $15,471
  Jun 96                 $14,597                         $17,032

 .    Average annual total return since inception:  11.21%.
 .    Total return for the fiscal year ended June 30, 1996:  13.59%.
 .    Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
 .    Portfolio commenced operations on December 14, 1992.
 .    Past performance is not predictive of future performance.

For the fiscal year ended June 30, 1996, the Portfolio finished up 13.59%. This follows the fiscal year ended June 30, 1995, when the Portfolio finished up 37.29%. Double digit returns, as we have enjoyed, occur most often during economic periods we call "The Virtuous Cycle," a period of time when interest rates are stable or declining, earnings are rising, and price/earnings ratios are expanding. Our long-term forecast is for the Virtuous Cycle scenario, and hence, we remain bullish for the long-term.

                            The Legends Fund, Inc.

                                 June 30, 1996


      HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO (CONTINUED)


However, part of the reason performance eased from 37.29% to 13.59% for the fiscal years ended June 30, 1995 and 1996, respectively, is the interruption of the Virtuous Cycle scenario. Market forces drove interest rates higher during the Fall of 1995 as the negotiations for the Federal Budget broke down. Technology stocks, which led the Portfolio to the great return for 1995, came under selling pressure in 1996. Corporate earnings continued on a positive trend, but concerns have surfaced that the rate of growth will slow in the year ahead. Presently, economists and market strategists are debating the future growth of the economy.

While we remain confident in the Virtuous Cycle forecast, an economic slowdown in the short-term seems likely. Over the last twelve months, stock prices, to some degree, have reflected this economic slowdown. While this pattern could persist over the short-term, our longer outlook suggests that stocks are fairly priced now, and should they fall further, would represent an enticing long-term opportunity.

Our commitment to the technology sector continues. Because of the fast-growing nature of this sector, there exists an element of volatility to the prices of these companies. Since our equity selection process seeks high-quality companies, we invest in the better capitalized, more seasoned enterprises. Moreover, we combined this quantitative analysis with qualitative conclusions derived from the personal meetings held regularly between our analytical team and the senior management of the companies in the technology industry. Currently, the Portfolio is overweighted in technology relative to the S&P 500 index; we expect that to continue as a characteristic of the Portfolio. Indeed, we contend that over the next decade, the technology sector will grow to become 20% to 25% of the U.S. Gross Domestic Product ("GDP").

We strongly encourage investors to take the long-term approach. We believe that by the end of the decade, the Dow Jones Industrial Average will approach 10,000. When that occurs, investors who bought high quality growth stock portfolios in 1996 and 1997 should be well rewarded.

                            The Legends Fund, Inc.

                                 June 30, 1996


                             DREMAN VALUE PORTFOLIO

             Comparison of change in value of $10,000 investment in
                     Dreman Value Portfolio and the S&P 500


                             [GRAPH APPEARS HERE]

Date               DREMAN VALUE PORTFOLIO            S&P 500
----               -----------------------           -------

12/14/92                   $10,000                   $10,000
Dec 92                     $10,180                   $10,088
Jun 93                     $10,450                   $10,579
Dec 93                     $10,820                   $11,102
Jun 94                     $10,740                   $10,727
Dec 94                     $10,736                   $11,248
Jun 95                     $12,886                   $13,519
Dec 95                     $15,622                   $15,471
Jun 96                     $16,909                   $17,032


 .    Average annual total return since inception:  15.97%.
 .    Total return for the fiscal year ended June 30, 1996:  31.22%.
 .    Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
 .    Portfolio commenced operations on December 14, 1992.
 .    Past performance is not predictive of future performance.

The second quarter of 1996 saw the U.S. equity market repeat its solid first quarter performance, rising 4.5% for three months and 10.0% in the first half of the year. Our equity portfolios have trailed the S&P 500 over the past six months as growth stocks have outpaced their value stocks counterparts.

The most significant dynamics through June have occurred not in the equity market, but in the bond market. Since December 31, 1995, yields on 30-year U.S. Treasury Bonds have risen from 5.95% to 7.14% at June 30, 1996. To date, we have seen little impact on the equity market from this increase in rates.

                            The Legends Fund, Inc.

                                 June 30, 1996


                       DREMAN VALUE PORTFOLIO (CONTINUED)


Over the balance of the year, we expect the Federal Reserve to possibly increase short-term interest rates. We also anticipate solid economic growth, though not at the same brisk pace that the first half has seen.

Specific to the Portfolio, we have been looking to reduce positions in the pharmaceutical stocks. While earnings have increased in a familiar fashion, the companies' respective stock prices have shot up dramatically. As such, most of the stocks are selling at price-to-earnings multiples at or above the overall market.

New portfolio additions have come from two areas. First, we purchased several stocks that we categorize as "soft" cyclicals. These include Pitney Bowes, Burlington Northern and Westinghouse. We expect these types of companies to perform well in this expanding economy. The second area, is energy, where we have increased our exposure especially to companies that have large natural gas operations.

While we do not expect our equity portfolio to repeat its 30% plus gain of 1995, we certainly expect the last half of 1996 (being an election year) to yield solid equity market returns.

                            The Legends Fund, Inc.

                                 June 30, 1996


                       ZWEIG EQUITY (SMALL CAP) PORTFOLIO

             Comparison of change in value of $10,000 investment in Zweig Equity (Small Cap) Portfolio and the Value Line Geometric Index

                             [GRAPH APPEARS HERE]


                ZWEIG EQUITY                        VALUE LINE
                (SMALL CAP)                          GEOMETRIC
Date             PORTFOLIO                             INDEX
----            ------------                        ----------
12/14/92           $10,000                            $10,000
Dec 92             $10,000                            $10,106
Jun 93             $10,110                            $10,611
Dec 93             $10,864                            $11,260
Jun 94             $10,763                            $10,482
Dec 94             $10,797                            $10,582
Jun 95             $11,881                            $11,862
Dec 95             $13,076                            $12,624
Jun 96             $14,102                            $13,509


 .    Average annual total return since inception:  10.18%.
 .    Total return for the fiscal year ended June 30, 1996:  18.69%.
 .    Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
 .    Portfolio commenced operations on December 14, 1992.
 .    Past performance is not predictive of future performance.

For the twelve months ended June 30, 1996, the Portfolio returned 18.69% versus 13.80% for the Value Line Geometric Index.

Our research has deteriorated to a low-neutral reading as our models have indicated rising risk. Due to the strengthening U.S. economy and the increased threat of inflation, bonds have not been performing well. This usually affects the stock market adversely. Investor sentiment is poor as public optimism continues to rise. There are signs of excessive speculation in everything from the number

                            The Legends Fund, Inc.

                                 June 30, 1996


                 ZWEIG EQUITY (SMALL CAP) PORTFOLIO (CONTINUED)


of investment clubs to the low percentage of cash held by most mutual funds. Market momentum indicators have turned negative as well.

Part of the reason that the Portfolio's results lagged the benchmarks was that the environment for selecting stocks was one of the least friendly, for our style, that we have seen in some time.

We select stocks using a computer model that analyzes companies based on a number of different growth and value criteria, and ranks them accordingly. Simply put, we tend to favor lower price/earnings ratios (or the amount a stock costs relative to its profits) and higher earnings growth rates. Obviously, these extreme combinations rarely can be found in individual stocks, since companies with strong growth rates generally command higher valuations. But by focusing on stocks with favorable relationships between growth and value characteristics, we are able to construct a portfolio which consistently has higher growth than the market for a lower price--a much more favorable risk/reward relationship.

The environment this year, unfortunately, has been characterized by outperformance in the riskier and less fundamentally stable segments of the market. For example, the Russell 2000, a widely used barometer of small-company stock performance, can be broken down by industry group. Consider its Consumer Discretionary and Service sector, which accounts for about 17% of the index and was up approximately 23% through June. This sector's average price/earnings ratio is almost twice that of the S&P 500, while its earnings growth is only 15% to 20% better than that of the market. In other words, one of their strongest performing sectors of the market had very little in the way of improving profits to support investor enthusiasm. Needless to say, given our style, stocks with this type of valuation and earnings growth will be unlikely to have significant representation in the Portfolio. Though periods with this type of activity occur from time to time, experience has shown that they are short-lived and that our balanced, disciplined approach works well over time.

                            The Legends Fund, Inc.

                                 June 30, 1996


                        PINNACLE FIXED INCOME PORTFOLIO

             Comparison of change in value of $10,000 investment in
                Pinnacle Fixed Income Portfolio and the Salomon
                   Brothers Broad Investment-Grade Bond Index

                             [GRAPH APPEARS HERE]


                                           Salomon Bros.
                                           Broad Investment-
Date             Pinnacle Fixed Income     Grade Bond Index
----             ---------------------     -----------------
1/5/93           $  10,000                 $  10,000
Jun 93           $  10,430                 $  10,695
Dec 93           $  10,564                 $  10,979
Jun 94           $  10,109                 $  10,568
Dec 94           $  10,156                 $  10,667
Jun 95           $  11,229                 $  11,894
Dec 95           $  11,893                 $  12,571
Jun 96           $  11,599                 $  12,413

 .    Average annual total return since inception:  4.34%.
 .    Total return for the fiscal year ended June 30, 1996:  3.29%.
 .    Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
 .    Portfolio commenced operations on January 5, 1993. Index performance has been prorated to conform to the commencement date of the Portfolio.
 .    Past performance is not predictive of future performance.


Interest rates continued upward during the quarter as economic strength generated uncertainty regarding Federal Reserve action. The March and May 1996 employment numbers showed that the economy added 140,000 and 348,000 new positions, respectively--significantly more than expected in each instance. The first quarter GDP report offered that the economy grew at a 2.8% pace during the first three months of the year, although 1.7% was expected. Inflation data remained benign throughout the period.

J.P. Morgan Investment Management assumed management of the Portfolio on April 1, 1996. Duration had a neutral effect on performance. In the beginning of the quarter, the duration was

                            The Legends Fund, Inc.

                                 June 30, 1996


                  PINNACLE FIXED INCOME PORTFOLIO (CONTINUED)


longer than the benchmark. However, we scaled back to a neutral position in May 1996 and eventually ended the quarter slightly longer than the index. Emphasis on yield-advantaged sectors of the market contributed to the portfolio's performance.

We will maintain the Portfolio's overweight in mortgage-backed and asset-backed securities based on expectations of stable spreads relative to U.S. Treasuries. We expect a Federal Reserve interest rate increase over the next few months, and we anticipate a flattening of the yield curve caused by rising short-term interest rates. Thus, we plan to lengthen duration on further weakness and will consider shortening duration if the market strengthens.


                     MORGAN STANLEY ASIAN GROWTH PORTFOLIO

             Comparison of change in value of $10,000 investment in
          Morgan Stanley Asian Growth Portfolio and the MSCI Combined
                          Far East Free Ex-Japan Index

                             [GRAPH APPEARS HERE]


                       Morgan Stanley       MSCI Combined
                        Asian Growth        Far East Free
                         Portfolio          Ex-Japan Index
                       --------------       --------------
6/15/94                   $10,000              $10,000
Jun 94                    $10,000              $ 9,754
Dec 94                    $ 9,280              $ 9,772
Jun 95                    $10,180              $10,456
Dec 95                    $10,279              $10,437
Jun 96                    $10,912              $11,310

                            The Legends Fund, Inc.

                                 June 30, 1996


               MORGAN STANLEY ASIAN GROWTH PORTFOLIO (CONTINUED)


 .    Average annual total return since inception:  4.36%.
 .    Total return for the fiscal year ended June 30, 1996:  7.19%.
 .    Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
 .    Portfolio commenced operations on June 15, 1994.
 .    Past performance is not predictive of future performance.

The Hong Kong market rose over 6.6% and almost 11% during the first and second half of the fiscal year, respectively. However, during the second quarter of 1996 the market faltered. Sentiment on Hong Kong continued to be weighed down by fears of rising interest rates in the U.S. and by uncertainties associated with the return of the territory to China next year. With 1997 approaching, the stepping up of Chinese interests in Hong Kong becomes increasingly evident. This was manifested in the restructuring of shareholdings in Dragonair and Cathay Pacific with China National Aviation Corporation (CNAC) becoming the single largest shareholder in Dragonair and Citi Pacific stepping up interest in Cathay Pacific. The residential market recovered strongly with prices rising by 10-15%, helped by lower mortgage rates. Capital values and rents of office properties also appeared to have bottomed out. Hong Kong Telecom faced heavy selling pressure due to uncertainties over possible regulatory changes and a more competitive operating environment in the future.

After a decline of over 5.6% during the first half of the fiscal year, the Malaysian market surprised many with a rally--the market advanced over 9% during the second half. By June, the market in Malaysia and the surprise return of Tengku Razzaleigh (former opposition rival to the Prime Minister) to the United Malay National Organization have fortified Mahathir's stronghold on the dominant political party and reassured him of an unassailable position in the upcoming party elections at the end of the year. On the economic front, trade statistics through the year to April 1996 appear to indicate a bottoming out of the current account deficit. However, a more convincing reduction in the current account from the present 8% to GDP is only expected in 1998. Loan growth remained alarmingly high at above 30%, which prompted the Central Bank to raise the Statutory Reserve Ratio twice this year to 13.5% (+2%). In addition, rising interest rates, a crunch in margin financing for speculative shares combined with an impending dilution in weighting in the rebalanced benchmark Morgan Stanley Capital International ("MSCI") indices caused weakness in share prices in June.

The Singapore market gained 6.71% in the first half of the fiscal year as a result of solid economic growth, low inflation and a strong electronics sector. During the second half of the fiscal year, the market was flat due to the Government's announcement of anti-speculation measures in May to cool

                            The Legends Fund, Inc.

                                 June 30, 1996


               MORGAN STANLEY ASIAN GROWTH PORTFOLIO (CONTINUED)

the residential property market resulting in heavy selling of residential property stocks. Meanwhile, stocks which were recently included in the MSCI indices came under the spotlight, with Singapore Telecom and STIC (Singapore Technologies) rising strongly before profit-taking pared their gains. Share price performance of banks remained lackluster due to concerns over slow earnings growth, while news from the marine section were still bleak.

Thailand was one of the worst performing markets--down 10.25%. The Thailand market fell 2.4% for the quarter ended June 30, 1996 and remained one of the worst performing markets in Asia. Rumors about bad debts in finance companies and banks sparked panic selling. There was also talk of property companies not being able to service their debt. On the macroeconomics front, the trade deficit improved in May but loans growth, exports and FDI continued to slow. Fears that the slowdown in the economy may accelerate prompted the central bank to allow some commercial banks to lower lending rates. Lastly, there were major downward earnings revisions in sectors like banks, finance companies and telecommunications.

The Indonesian market was flat in the first half of the fiscal year but gained over 16% during the second half of the fiscal year. However, political unrest coupled with a reduction in the country weighting within the rebalanced MSCI indices sparked off heavy institutional selling in the Indonesian market in June. Rioting in the streets in support of the ousted Megawati Sukamo, former chairperson of PDI (effectively the only opposition party) ignited fears among investors. The continued weak performance in exports, which led to an upward revision in the current account deficit for 1996 and a widening of the Rupiah band to accelerate the currency depreciation, were factors that reduced investors' enthusiasm towards the market. This, together with increased cash calls, anticipation of a second tranche placement of PT Telkom's shares weighed down investors' sentiment in the market.

The Korean market turned in one of the worst performances with a decline of 16%. The Korean market was plagued by concerns over trade and current account deficits, which arose from lower growth of such major exports as semiconductors, textiles and automobiles. The government's planned W 2.5 trillion new equity supply in the third quarter of the fiscal year ended June 30, 1996 also discouraged stock investment. The persistent weakness of the market was also attributable to the liquidation of close to W 1 trillion of outstanding margin positions.

The Phillipines, on the other hand, was one of the best performers during the second half of the fiscal year, with a 23% rise, and ended the fiscal year with a net gain of over 10%. The market ended the year with a strong second quarter 1996 of more than 16%. Upward earnings revision continued in

                            The Legends Fund, Inc.

                                 June 30, 1996

               MORGAN STANLEY ASIAN GROWTH PORTFOLIO (CONTINUED)

the second quarter 1996, making it the market with the strongest earnings momentum in Asia. On the economic front, GNP grew to 6.2% in the first quarter of 1996 versus 5.7% in the fourth quarter of 1995, and interest rates inched up slightly on the T-bill auction. Moreover, index-linked buying helped the market, led by Petron which rose 33% this quarter. Mid-cap and small-cap stocks took a breather from the heavy rally over the last few months.

The Taiwan market suffered during the first half as a result of the tiff over reunification with China. The Chinese missiles caused nervous selling. After the elections in March 1996, reconciliation dominated the dialog between the two countries. This "cooling off" brought confidence back to the market, which surged over 36% during the second half of the fiscal year, ending the year with a net gain of 24%. The Central Bank continued to ease monetary policy. Money supply growth began to pick up after a period of contraction. The market rebounded sharply in April following the easing of cross-strait tensions and on news that MSCI was proposing to include Taiwan in its indices. The market saw moderate profit-taking in May, before another wave of buying in June sent the index up another 13% when Taiwan's weighting in the MSCI indices turned out to be higher than what most investors had expected.

After a dismal 16% decline during the first half of the fiscal year, the Indian market gained an impressive 24% as political succession became clearer. Valuations became attractive after the earlier decline and the new government promised further reforms. The market rally was encouraged by Prime Minister Gowda's plans to continue with liberalization and reforms. The market was lifted further by strong corporate results.

In China, earnings for 1995 were below analysts' expectations and austerity measures were blamed for the earnings shortfall. Since then, the authorities have selected 300 companies which will be given priority loans in the second half of 1996, signifying a fiscal stimulus. In addition, news that the Guangdong government wanted to revive the stock market led to further buying frenzy. The MSCI China Free Index ended the quarter virtually unchanged, while the Shenzhen and Shanghai Stock Indices rose 21% and 5%, respectively.

                            The Legends Fund, Inc.

                                 June 30, 1996

                MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO

             Comparison of change in value of $10,000 investment in Morgan Stanley Worldwide High Income Portfolio, the J.P. Morgan Emerging Market
  Bond Index, and a composite index consisting of 50% of the J.P. Morgan Emerging Market Bond Index and 50% of Lehman Brothers Aggregate Bond Index
                             [GRAPH APPEARS HERE]

                                                              50% JP Morgan
                                                              Emerging Mkt. Bond
                                        JP Morgan             50% Lehman Bros.
Date        Morgan Stanley              Emerging Market       Aggregate Bond
----        Worldwide High Income       Bond Index            Index
            ---------------------       ---------------       ------------------
 6/15/94           $10,000                  $10,000                 $10,000

 Jun 94            $10,000                  $ 9,580                 $ 9,784

 Dec 94            $ 9,500                  $ 9,731                 $ 9,909

 Jun 95            $10,400                  $10,628                 $10,935

 Dec 95            $11,461                  $12,319                 $12,143

 Jun 96            $12,315                  $14,225                 $12,987


 .    Average annual total return since inception:  10.73%.
 .    Total return for the fiscal year ended June 30, 1996:  18.41%.
 .    Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity certificates.
 .    Portfolio commenced operations on June 15, 1994. Index performances for the month of June 1994 have been prorated to conform to the commencement date of the Portfolio.
 .    Past performance is not predictive of future performance.

The last twelve months in the emerging markets debt have been gratifying. Following a period when default probabilities in emerging markets rose considerably, bond markets were becalmed by U.S. Treasury, International Monetary Fund ("IMF") and World Bank support for Mexico and Argentina. Multilateral support not withstanding, governments irrespective of their political complexions deepened their commitments to reform and deregulation across the emerging market universe.

                            The Legends Fund, Inc.

                                 June 30, 1996

          MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO (CONTINUED)

A slow down in growth and declining inflation prompted a rally in G7 fixed income markets rallied in the second half of 1995. Markets, particularly in the U.S., questioned the slowdown thesis in early 1996 and the yield curve moved up 120-150 basis points during the course of the first half of 1996. In what was to become a regular feature of the market, any signs of growth in the economy caused sharp sell-offs in the U.S. bond markets during 1996. Emerging markets debt did not trend with the U.S. bond market in 1996. Improving credit stories in emerging market countries successively counteracted the negative influence of rising interest rates. Emerging market debt continues to be viewed with skepticism and therefore remains mispriced and offers potential above average risk adjusted returns. Its gradual acceptance by the mainstream institutional investors should drive spreads lower as the market becomes more efficient.

The broadly diversified nature of the portfolio, both in terms of credit and country risks, has reduced volatility and at the same time captured attractive returns available in the market. The portfolio has been defensively positioned to minimize the affect of rising rates.

The nonperforming loans of Russia, Panama and Peru and the high-yielding sector, comprising of Venezuela and Ecuador, outperformed during 1996. Investors were attracted by the possibility of dramatic spread tightening and high yields. Among the major Latins, Brazil outperformed Argentina and Mexico on the back of hopes that the politicians would deliver on constitutional and structural reforms. The corporate Ecuador sector rallied as corporations regained access to the capital markets and domestic economies bounced back from recessions in 1995.

Mexican external debt trailed the market despite being able to refinance its 1996 amortizations at very attractive terms. Lingering concerns over the fragile economic recovery in the domestic non-tradable sector and the need for an adjustment in the nominal value of the exchange rate made investors shy away from Mexican bonds. The domestic political situation continues to warrant a close watch as the investigation of various financial scandals could unearth all kinds of skeletons in the cupboards of the ruling elites.

Based on the prospects of an economic rebound in 1996, Argentine assets rallied in the last quarter of 1995 but underperformed the market in 1996, despite signs that an economic recovery was underway. We reduced our allocation to Argentina marginally in 1996 as tax receipts continued to stagnate and the fiscal targets agreed to with the IMF continued to look ambitious. High unemployment and low consumer confidence continue to be a drag on the recovery. Despite abundant liquidity in the banking system, a consumption and trade led economic recovery is taking

                            The Legends Fund, Inc.

                                 June 30, 1996

          MORGAN STANLEY WORLDWIDE HIGH INCOME PORTFOLIO (CONTINUED)


a long time to take hold. Unless a durable and sustained recovery becomes a reality in the second half of 1996, Argentina faces a difficult economic future in the months ahead. Rising U.S. interest rates and a firm dollar will prove to be a considerable headwind for the currency convertibility plan to weather. We do not anticipate making any changes to our allocation to Argentina in the immediate future.

Brazil came under close scrutiny as a leading academic questioned the sustainability of the "Real Plan." (Brazil changed its currency to the Real in late 1994.) Questions related to its burgeoning internal debt and overvalued exchange rates led some to draw parallels with Mexico's situation in 1994. We do not believe that Brazil and Mexico should be put in the same basket. Brazil's economic performance is far less dependent on external capital, (in fact it could be argued that a withdrawal of short-term capital will probably be of benefit) and the overvaluation of its currency less significant, for any comparisons to Mexico to setoff any alarm bells at this juncture. There is no doubt that the long-run sustainability of the Real Plan requires a fiscal adjustment. Political wrangling should not be allowed to derail the process of stabilization. Progress towards implementing a fiscal adjustment remains one of the elements that we would be watching for to justify maintaining our allocation to Brazil. We increased our allocations toward the end of the quarter as the Brazilian administration sought to counteract market pressure related to the stagnation of its various reform proposals in the legislature by becoming more ambitious in the fields of privatization and deregulation of the economy. Our allocations to Brazil have remained largely unchanged for most of the year.

We increased exposure to Russian bonds because of expected economic stabilization and relative political stability after a long period of economic transition. To finance deficits and attract foreign capital, Russia would need to normalize relations with its external creditors.

The high yielding markets of Ecuador and Bulgaria witnessed volatility as Ecuador braced for the second round of its presidential elections and Bulgaria coped with economic distress after swallowing the bitter pill of an IMF program.

Despite a negative U.S. rate environment in first half of 1996, emerging debt has performed well. Improvement in economic fortunes of most of the countries included in the universe has delivered handsome returns. What is underway is the dramatic rerating of this asset class, a process that was interrupted by the Mexican crisis of 1994. Barring changes in the economic outlook of the various countries, this process has not yet been finished.

                                                                      Appendix A
                              OPTIONS AND FUTURES


Certain Portfolios may use the following Hedging Instruments:


Options on Equity and Debt Securities and Foreign Currencies -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contact that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

Options on Securities Indexes -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Stock Index Futures Contracts -- A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate and Foreign Currency Futures Contracts -- Interest rates and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

                                    PART C
                               OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits
          ---------------------------------

          (a) Financial Statements and Report of Independent Auditors (included in Part B of the Registration Statement):

               Report of Ernst & Young LLP, independent auditors
               Statements of Assets and Liabilities as of June 30, 1996 Statements of Operations for the fiscal year ended June 30, 1996 Statements of Changes in Net Assets for the fiscal periods ended
                 June 30, 1996 and 1995
               Financial Highlights for fiscal periods since 1993*
               Schedules of Investments as of June 30, 1996
               Notes to Financial Statements



-----------------------
          *    Also included in Part A of the Registration Statement

          (b)  Exhibits:

          1.(a). Articles of Incorporation of The Legends Fund, Inc. (formerly Integrity Series Fund, Inc.) (the Fund), the Registrant (1)

            (b).   Articles of Amendment (2)

            (c).   Articles Supplementary (2)

            (d).   Articles Supplementary filed as of June 14, 1994 (3)

            (e).   Articles of Amendment

          2.       By-Laws of the Fund (1)

          3.       Not applicable

          4. See generally Articles V, VII, VIII and IX of the Articles of Incorporation and Articles I, IV, VII and VIII of the Bylaws, incorporated herein by reference.

          5(a)(i) Management Agreement between the Fund and Integrity Life Insurance Company (Integrity), assumed by ARM Capital Advisors, Inc. (ARM Capital) on February 1, 1996. (3)

           (a)(ii) Amendment to Management Agreement. (3)

           (b)(i) Sub-Advisory Agreement between Integrity and Dreman Value Advisors, Inc. (Dreman Value Portfolio) (5)

           (b)(ii) Sub-Advisory Agreement between Integrity and Harris Bretall Sullivan & Smith, Inc. (Harris Bretall Sullivan & Smith Equity Growth Portfolio) (3)

     (b)(iii) Sub-Advisory Agreement between Integrity and Morgan Stanley Asset Management Inc. (Morgan Stanley Asian Growth Portfolio) (3)

     (b)(iv) Sub-Advisory Agreement between Integrity and Morgan Stanley Asset Management Inc. (Morgan Stanley Worldwide High Income Portfolio)
               (3)

     (b)(v) Sub-Advisory Agreement between Integrity and Nicholas-Applegate Capital Management (Nicholas-Applegate Balanced Portfolio) (3)

     (b)(vi) Sub-Advisory Agreement between Integrity and Renaissance Investment Management (Renaissance Balanced Portfolio) (3)

     (b)(vii) Sub-Advisory Agreement between Integrity and Zweig/Glaser Advisers (Zweig Asset Allocation Portfolio) (3)

     (b)(viii) Sub-Advisory Agreement between Integrity and Zweig/Glaser Advisers (Zweig Equity (Small Cap) Portfolio) (3)

     (b)(ix) From of Sub-Advisory Agreement between ARM Capital and J.P. Morgan Investment Management Inc. (Pinnacle Fixed Income Portfolio) (5)

     6. Distribution Agreement between the Fund and SBM Financial Services, Inc. (SBMFS) (4)

     7.        Not applicable

     8. (a). Custody, Recordkeeping and Agency Agreement between the Fund and Investors Fiduciary Trust Company, as amended (3)

        (b).   Forms of Foreign Sub-Custody Agreement (2)

     9. (a).   Fund Participation Agreement with Integrity  (3)

        (b). Fund Participation Agreement with National Integrity Life Insurance Company (National Integrity) (3)

     10.       Opinion and Consent of Shereff, Friedman, Hoffman & Goodman (2)

     11.       Consent of Ernst & Young LLP, Independent Auditors

     12.       Not applicable

     13.       Not applicable

     14.       Not applicable

     15.       Not applicable

     16.       Not applicable

     17.       Financial Data Schedule

     18.      Powers of Attorney for Theodore S. Rosky and John Katz  (3)


-------------
     (1) Incorporated by reference to the Fund's Registration Statement on Form N-1A filed on August 4, 1992 (File Nos. 33-50434 and 811-7084).

     (2) Incorporated by reference to the Fund's Pre-Effective Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos. 33-50434 and 811-7084).

     (3) Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).

     (4) Incorporated by reference to the Fund's Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on October 30, 1995 (File Nos. 33-50434 and 811-7084).

     (5) Incorporated by reference to the Fund's Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on March 4, 1996 (File Nos. 33-50434 and 811-7084).

ITEM 25.  Persons Controlled by or Under Common Control With Registrant
          -------------------------------------------------------------

       Separate Account II of Integrity and Separate Account II of National Integrity Life Insurance Company (National Integrity) own all of the outstanding shares of common stock of Registrant. Fund shares are voted by Integrity and National Integrity in accordance with instructions received from their respective variable annuity contractowners who allocate contributions to the Fund.

       Integrity, an Ohio stock life corporation, owns 100% of the voting securities of National Integrity, a New York stock life corporation. The voting securities of Integrity are 100% owned by Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. The voting securities of Integrity Holdings, Inc. are 100% owned by ARM Financial Group, Inc. (ARM Financial), a Delaware corporation which is a holding company. ARM Financial also owns 100% of the voting stock of SBMFS, a Minnesota corporation which is the Distributor of the Fund, and 100% of Integrity Financial Services, Inc., a New York Corporation, both of which are registered with the SEC as a broker-dealer and are members of the National Association of Securities Dealers, Inc. In addition, ARM Financial owns 100% of the stock of ARM Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser; 100% of State Bond and Mortgage Life Insurance Company, a Minnesota stock life corporation; 100% of SBM Certificate Company, a Minnesota corporation registered with the SEC as a face amount certificate company; and 100% of ARM Transfer Agency, Inc., a Delaware corporation. Approximately 90% of the common stock of ARM Financial is owned by wholly-owned subsidiaries of Morgan Stanley Group Inc. as follows: 52.06% by Morgan Stanley Leveraged Equity Fund II, L.P., the general partner of which is Morgan Stanley Leveraged Equity Fund II, Inc.; 33.89% by Morgan Stanley Capital Partners III, L.P., 1.0% by Morgan Stanley Capital Investors, L.P., and 3.62% by MSCP III 892 Investors, L.P., the General Partner for all of which is MSCP III, L.P. The General Partner of MSCP III, L.P. is Morgan Stanley Capital Partners III, Inc. Certain persons who are affiliated with Morgan Stanley & Co. Incorporated, a subsidiary of Morgan Stanley Group Inc., constitute a majority of the directors of ARM Financial. Oldarm, L.P., a Kentucky limited partnership, New Arm, LLC, a Kentucky limited liability company, and certain employees and management of ARM Financial own in the aggregate approximately 10% of the voting stock of ARM Financial.

       No person has the direct or indirect power to control Morgan Stanley Group Inc. except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof.

Morgan Stanley Group Inc. is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.

     The following list shows the subsidiaries of Morgan Stanley Group Inc. All subsidiaries are wholly owned by their immediate parent company and are incorporated in Delaware, except where noted otherwise in parentheses.

                           MORGAN STANLEY SUB LISTING

MORGAN STANLEY GROUP INC.
    Fourth Street Development Co. Incorporated
    Fourth Street Ltd.
    Jolter Investments Inc.
    Morgan Rundle Inc.
         MR Ventures Inc.
    Morgan Stanley Advisory Partnership Inc.
    Morgan Stanley Asset Management Inc.
    Morgan Stanley Baseball, Inc.
    Morgan Stanley Capital Group Inc.
    Morgan Stanley Capital I Inc.
    Morgan Stanley Capital (Jersey) Limited
    Morgan Stanley Capital Partners III, Inc.
    Morgan Stanley Capital Services Inc.
    Morgan Stanley Commercial Mortgage Capital, Inc.
    Morgan Stanley Commodities Management, Inc.
    Morgan Stanley Derivative Products Inc.
    Morgan Stanley Developing Country Debt II, Inc.
    Morgan Stanley Emerging Markets Inc.
    Morgan Stanley Equity Investors Inc.
    Morgan Stanley Finance (Jersey) Limited
    Morgan Stanley Global Advisory Services Inc.
    Morgan Stanley Global Securities Services Incorporated
        Morgan Stanley Bank Luxembourg S.A.
    Morgan Stanley Insurance Agency Inc.
    Morgan Stanley (Jersey) Limited
    Morgan Stanley LEF I, Inc.
    Morgan Stanley Leveraged Capital Fund Inc.
    Morgan Stanley Leveraged Equity Fund II, Inc.
        Morgan Stanley Capital Partners Asia Limited
    Morgan Stanley Leveraged Equity Holdings Inc.
    Morgan Stanley Market Products Inc.
    Morgan Stanley Mortgage Capital Inc.
    Morgan Stanley Real Estate Holdings, Inc.
    Morgan Stanley Real Estate Holdings II, Inc.
    Morgan Stanley Real Estate Investment Management Inc.
        Morgan Stanley Real Estate Fund, Inc.
    Morgan Stanley Real Estate Investment Management II, Inc.
    Morgan Stanley Realty Incorporated
        Brooks Harvey & Co., Inc.
        Morgan Stanley Realty of California Inc.

          Morgan Stanley Realty of Illinois Inc.
          Brooks Harvey of Florida, Inc.
          Brooks Harvey & Co. of Hawaii, Inc.
          Morgan Stanley Realty Japan Ltd.
          BH-MS Realty Inc.
          BH-MS Leasing Inc.
          BH-Sartell Inc.
     The Morgan Stanley Scholarship Fund, Inc. (Not-for-Profit)
     Morgan Stanley Services Inc.
     Morgan Stanley Technical Services Inc.
     Morgan Stanley Technical Services MB/VC Inc.
     Morgan Stanley Trust Company
          MS Prospect & Co.
     Morgan Stanley Venture Capital Inc.
     Morgan Stanley Venture Capital II, Inc.
     Morgan Stanley Ventures Inc.
     Morstan Development Company, Inc.
          Moranta, Inc.
          Porstan Development Company, Inc.
     MS 10020, Inc.
     MS Data Services, Inc.
     MS Financing Inc.
          Morgan Stanley 750 Building Corp.
          MS Tokyo Properties Ltd.
     MS Urban Horizons, Inc.
     MS Venture Capital (Japan) Inc.
     MSCP III Holdings, Inc.
     MSPL Co. Inc.
     MSREF II, Inc.
     MS/USA Leasing Inc.
     PG Holdings, Inc.
     PG Investors, Inc.
     Pierpont Power, Inc.
     Romley Computer Leasing Inc.

THE MORGAN STANLEY LEVERAGED EQUITY FUND II, L.P.
(The general partner of which is Morgan Stanley Leveraged Equity Fund II, Inc.)
     American Italian Pasta Company
     Amerin Corporation
          Amerin Guaranty Corporation
     ARM Financial Group, Inc.
     CIMIC Holdings Limited
     Coho Energy, Inc.
     Consolidated Hydro, Inc.
     Fort Howard Corporation
     PageMart, Inc.
     PSF Finance L.P.
          Premium Standard Farms, Inc.
     Jefferson Smurfit Corporation (U.S.)
          Container Corporation of America
          Jefferson Smurfit Corporation
     Silgan Holdings Inc.

          Silgan Corporation
     Stanklav Holdings, Inc.
     Sullivan Holdings, Inc.
          Sullivan Communications, Inc.
          Sullivan Graphics, Inc.
     Tennessee Valley Steel Corporation
     Waterford Wedgwood
          Waterford Wedgwood plc

MORGAN STANLEY CAPITAL PARTNERS III, L.P.
(The general partner of which is MSCP III, L.P., the general partner of which is Morgan Stanley Capital Partners III, Inc.)
     Highlands Gas, Inc.
     TNT Coust, Inc.
     CSH Holdings, Inc.
          Cable Services Group, Inc.
     The Compucare Company

MORGAN STANLEY & CO. INCORPORATED
     HRJ Corporation
     Morgan Stanley Flexible Agreements Inc.
     Morgan Stanley Securities Trading Inc.
     Morgan Stanley Stock Loan Inc.
     MS Securities Services Inc.
     NRSD Corporation

MORGAN STANLEY INTERNATIONAL INCORPORATED
     Bank Morgan Stanley AG (Switzerland)
     Morgan Stanley & Co. (Pty) Limited
     Morgan Stanley A02T
     Morgan Stanley Asia (China) Limited
     Morgan Stanley Asia Holdings I Inc.
     Morgan Stanley Asia Holdings II Inc.
     Morgan Stanley Asia Holdings III Inc.
     Morgan Stanley Asia Holdings IV Inc.
     Morgan Stanley Asia Holdings V Inc.
     Morgan Stanley Asia Limited
     Morgan Stanley Asia (Singapore) Pte Ltd
     Morgan Stanley Asia (Taiwan) Ltd.
     Morgan Stanley Asset Management Singapore Ltd
     Morgan Stanley Australia Limited
     Morgan Stanley Canada Limited
     Morgan Stanley Capital SA
     Morgan Stanley Capital Group (Singapore) Pte Ltd
     Morgan Stanley Capital (Luxembourg) S.A.
     Morgan Stanley Developing Country Debt, Ltd. (Bermuda)
     Morgan Stanley Financial Services Beteiligungs GmbH
     Morgan Stanley Futures (Hong Kong) Limited
     Morgan Stanley Futures (Singapore) Pte Ltd
     Morgan Stanley Group (Europe) Plc
          Morgan Stanley Asset Management Limited
          Morgan Stanley Capital Group Limited

          Morgan Stanley (Europe) Limited
          Morgan Stanley Finance plc
          Morgan Stanley Properties Limited
          Morgan Stanley Property Management (UK) Limited
          Morgan Stanley Services (UK) Limited
          Morgan Stanley UK Group
          Morgan Stanley & Co. International Limited
              Morgan Stanley International Nominees Limited
          Morgan Stanley & Co. Limited
          Morgan Stanley Securities Limited
              Morstan Nominees Limited
          MS Leasing UK Limited
          MS Volatility Fund N.V.
     Morgan Stanley Hong Kong Nominees Limited
     Morgan Stanley Hong Kong Securities Limited
     Morgan Stanley International Insurance Ltd.
     Morgan Stanley Investment Advisory Co., Limited
     Morgan Stanley Japan (Holdings) Ltd.
          Morgan Stanley Japan Limited
     Morgan Stanley Latin America Incorporated
          MS Carbocol Advisors Inc.
     Morgan Stanley Mauritius Company Limited
          Morgan Stanley Asset Management India Private Limited
          Morgan Stanley India Securities Private Limited
     Morgan Stanley Offshore Investment Company Ltd. (Cayman Islands) Morgan Stanley Overseas Services (Jersey) Limited
     Morgan Stanley Pacific Limited (Hong Kong)
     Morgan Stanley S.A. (France)
     Morgan Stanley SICAV Management S.A. (Luxembourg)
     Morgan Stanley (Structured Products) Jersey Limited
     MS Italy (Holdings) Inc.
          Banca Morgan Stanley S.p.A.
     MS LDC, Ltd.
     MSL Incorporated


ITEM 26.  Number of Holders of Securities
          -------------------------------

  As of October 25, 1996 there were two record owners of securities registered pursuant to this Registration Statement.

ITEM 27.  Indemnification
          ---------------

     Articles of Incorporation of the Fund. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

     By-Laws of the Fund. The By-Laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

     Insurance. The directors and officers of the Fund, ARM Capital, as investment adviser, and SBMFS, as distributor, are insured under a policy issued by American International Specialty Lines Insurance Company. The annual limit on such policy is $2 million.

     By-Laws of ARM Capital. The By-Laws of ARM Capital provide for the indemnification by ARM Capital of directors and officers of ARM Capital and of any person serving at the request of ARM Capital as a director or officer of another corporation and permits the payment of expenses for covered persons. Thus, the officers and directors of the Fund, ARM Capital and SBMFS are indemnified by ARM Capital for their services in connection with the Fund to the extent set forth in the By-Laws.

     ARM Capital's By-Laws provide, in Article IX, as follows:

     Section 9.01 Indemnification. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 9.01(a) and (b) of these By-laws, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under Section 9.01(a) and (b) of these By-laws (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 9.01(a) and (b) of these By-laws. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation pursuant to this Article IX. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, other Sections of this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     (g) For purpose of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (h) For purposes of this Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

     (i) In indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     Section 9.02 Insurance for Indemnification. The Corporation may purchase and maintain insurance on behalf of or for any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.

     By-Laws of SBMFS. The By-Laws of SBMFS, the principal underwriter for the Fund, provide in Section 4 as follows:

          Section 4.01 Indemnification. The corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

     Agreements. The Fund and SBMFS, including each director, officer and controlling person of the Fund and SBMFS, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreement filed as Exhibit 9(b) to this Registration Statement, except that the Fund may not indemnify directors, officers and controlling persons who are its Affiliated persons, as defined in Section 2(a)(3) of the 1940 Act. Certain officers and directors of the Fund and SBMFS are officers and directors of Integrity and National Integrity (see Item 28 of this Part C).

Undertaking
-----------

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     ARM Capital, the Fund's investment adviser, is a registered investment adviser providing individual discretionary investment management services and investment advisory services to various categories of institutional and individual clients. The names of the officers and directors of ARM Capital, and their business activities during the past two fiscal years, are set forth below. The principal business address of ARM Financial, the parent of ARM Capital, is 515 W. Market Street, 8th Floor, Louisville, Kentucky 40202, the principal business address of Morgan Stanley Group Inc., ARM Financial's ultimate parent, is 1221 Avenue of the Americas, New York, New York 10020.

Name                  Business Activities in Past Two Fiscal Years
----                  --------------------------------------------

John Franco           Co-Chairman of the Board and Co-Chief Executive Officer of
                      ARM Capital since October 31, 1994; Co-Chief Executive
                      Officer and a director of ARM Financial since July 15, 1993; Chief Executive Officer of Franco Associates, Ltd., an affiliate of ARM Ltd. from its inception in March 1992 to its merger with ARM Ltd. on December 31, 1992; Chief
                      Executive Officer and a director of ICH Corporation, Louisville, Kentucky from November 1989 to November 1991.

Martin H. Ruby        Co-Chairman of the Board and Co-Chief Executive Officer of
                      ARM Capital since October 31, 1994; Co-Chief Executive
                      Officer and a director of ARM Financial since July 15, 1993; President and Managing Director of the ICH Capital
                      Management Group, ICH Corporation, Louisville, Kentucky and the President of Constitution Life Insurance Co., the accumulation product subsidiary of ICH Corporation from May 1990 to January 1992.

Emad Zikry            Director of ARM Capital since October 31, 1994; Executive
                      Vice President and Chief Investment Officer of ARM
                      Financial since December 1994; President of Kleinwort
                      Benson Investment Management from 1992 - 1994.

Peter S. Resnik       Treasurer of ARM Capital since October, 1994; Treasurer of
                      ARM Financial since December 1993; worked in various financial and operational capacities with ARM Ltd. from 1992 to December 1993.

Robert L. Maddox      Chief Compliance Officer and Secretary of ARM Capital
                      since March 1996; Assistant General Counsel of ARM
                      Financial since October 1995; Legal Officer and Assistant
                      Counsel of Providian Corp. from 1994 - 1995.

Robert E. Mackey      Chief Operating Officer of ARM Capital since March 1996;
                      Sr. Portfolio Manager and Client Services Manager of ARM
                      Capital since January 1995; Sr. Portfolio Manager, Client
                      Services Manager, and Managing Director of Kleinwort
                      Benson Investment Management from 1993 - 1994. Rose M.
                      Culbertson Tax Officer of ARM Capital since March 1996;
                      Tax Officer of ARM Financial since January 1993; Tax
                      Manager of Coopers & Lybrand from 1990 - 1993.

Barry G. Ward         Chief Financial Officer and Controller of ARM Capital
                      since March 1996; Controller and Chief Financial Officer of ARM Financial since October 1993; Audit Manager of
                      Ernst & Young LLP from 1989 - 1993.

Officers and Partners or Directors of the Sub-Advisers: The names of the officers and partners or directors of the Sub-Advisers for the Portfolios of the Fund, and their business activities during the past two fiscal years, are incorporated herein by reference to their respective Form ADVs, as amended to the date of their most recent filing with the Securities and Exchange Commission (SEC), as set forth below:

Morgan Stanley Asset Management Inc.: Form ADV dated June 2, 1995, SEC File No. 801-15757

Renaissance Investment Management: Form ADV dated September 8, 1995, SEC File No. 801-50177

Zweig/Glaser Advisers:  Form ADV dated July 31, 1995, SEC File No. 801-35094

Nicholas-Applegate Capital Management: Form ADV dated May 15, 1995, SEC File No. 801-21442

Harris Bretall Sullivan & Smith, Inc.: Form ADV dated May 2, 1995, SEC File No. 801-7369

Dreman Value Advisors, Inc.: Form ADV dated September 21, 1995, SEC File No. 801-47879

J.P. Morgan Investment Management, Inc.: Form ADV dated December 26, 1995, SEC File No. 801-21011

ARM Capital Advisors, Inc.:  Form ADV dated June 19, 1995, SEC File No. 47942


ITEM 29.  Principal Underwriters

     (a)  SBMFS is the principal underwriter for Fund shares.

     (b) The names of the principal officers and directors of SBMFS, and their positions with SBMFS and the Fund, are as follows:

       Name               Position with SBMFS            Position with the Fund
       ----               -------------------            ----------------------
Edward J. Haines       President and Director                  President

*William Guth          Operations Officer                      None

*David L. Anders       Marketing Officer                       None

John R. McGeeney       Compliance Officer, Secretary,          None
                       General Counsel and Director

Barry G. Ward          Controller                              Controller

Peter S. Resnik        Treasurer                               Treasurer

Rose M. Culbertson     Tax Officer                             Tax Officer

     The principal business address of each person listed above is 515 W. Market Street, 8th Floor, Louisville, Kentucky 40202, except that the principal business address of the persons marked with an asterisk is 200 E. Wilson Bridge Road, Worthington, Ohio 43085.

     (c)  Not applicable.

ITEM 30.  Location of Accounts and Records

     The records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, will be maintained by ARM Financial, parent of ARM Capital, at its offices at 515 W. Market Street, 8th Floor, Louisville, Kentucky 40202, or with its custodian, Investors Fiduciary Trust Company, at its offices at 127 West 10th Street, Kansas City, Missouri 64105.

ITEM 31.  Management Services

     Not applicable.


ITEM 32.  Undertakings

     Not applicable.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 29th day of October, 1996.

                                       THE LEGENDS FUND, INC.
                                             (Registrant)


                                       By:   /s/ Edward Haines
                                          --------------------------------------
                                                 Edward Haines
                                                 Title:  President

     Pursuant to the requirement of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                             Title                       Date
----------                             -----                       ----

/s/ Edward Haines
-----------------------       President
Edward Haines                 (Principal Executive Officer)     October 29, 1996

/s/  Peter Resnik
-----------------------       Treasurer
Peter Resnik                  (Principal Financial Officer)     October 29, 1996

/s/  Barry G. Ward
-----------------------       Controller
Barry G. Ward                 (Principal Accounting Officer)    October 29, 1996


           *                  Director                          October 29, 1996
-----------------------
John Katz


/s/  John R. Lindholm
-----------------------       Director                        October 29, 1996
John R. Lindholm

          *                   Director                        October 29, 1996
-----------------------
Theodore S. Rosky

*This Amendment has been signed by each of the persons so indicated by me the undersigned as Attorney-in-Fact.


By   /s/  Kevin L. Howard
   -------------------------
         Attorney-in-Fact